UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-05002

Deutsche DWS Variable Series II

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2022

ITEM 1.	REPORT TO STOCKHOLDERS

(a)

December 31, 2022
Annual Report
Deutsche DWS Variable Series II
DWS Alternative Asset Allocation VIP

Contents
3	Performance Summary
5	Management Summary
7	Portfolio Summary
8	Investment Portfolio
10	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Financial Highlights
14	Notes to Financial Statements
18	Report of Independent Registered Public Accounting Firm
19	Information About Your Fund's Expenses
20	Tax Information
20	Proxy Voting
21	Advisory Agreement Board Considerations and Fee Evaluation
24	Board Members and Officers
This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
Although allocation among different asset categories generally limits risk, portfolio management may favor an asset category that underperforms other assets or markets as a whole. The Fund expects to invest in underlying funds that emphasize alternatives or non-traditional asset categories or investment strategies, and as a result, it is subject to the risk factors of those underlying funds. Some of those risks include: stock market risk; the political, general economic, liquidity and currency risks of foreign investments, which may be particularly significant for emerging markets; credit and interest rate risk; floating rate loan risk; volatility, infrastructure and high-yield debt securities. Because Exchange Traded Funds (ETFs) trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. ETFs also incur fees and expenses so they may not fully match the performance of the indexes they are designed to track. The Fund may use derivatives, including as part of its currency and interest-rate strategies. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The success of the Fund’s currency and interest-rate strategies are dependent, in part, on the effectiveness and implementation of portfolio management’s proprietary models. As part of these strategies, the Fund’s exposure to foreign currencies could cause lower returns or even losses because foreign currency rates may fluctuate significantly over short periods of time for a number of reasons. The risk of loss is heightened during periods of rapid rises in interest rates. In addition, the notional amount of the Fund’s aggregate currency and interest-rate exposure resulting from these strategies may significantly exceed the net assets of the Fund. Please read the prospectus for additional risks and specific details regarding the Fund's risk profile.
War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and, in the future, may lead to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Fund and its investments.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148
NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE
NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2 |	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

Performance SummaryDecember 31, 2022 (Unaudited)
Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.
The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2022 are 0.88% and 1.26% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. These expense ratios include net expenses of the underlying funds in which the Fund invests.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment

Yearly periods ended December 31
MSCI World Index is an unmanaged index representing large and mid-cap equity performance across 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country.
Bloomberg U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more.
The Blended Index consists of 70% MSCI World Index and 30% Bloomberg U.S. Aggregate Bond Index.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
The Advisor believes that the MSCI World Index, Bloomberg U.S. Aggregate Bond Index, and the blend of each of these indexes, reflect the different components of the Fund’s typical asset allocations.

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	| 3

Comparative Results
DWS Alternative Asset Allocation VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,258	$11,034	$11,498	$12,730
	Average annual total return	–7.42%	3.33%	2.83%	2.44%
MSCI World Index	Growth of $10,000	$8,186	$11,558	$13,470	$23,358
	Average annual total return	–18.14%	4.94%	6.14%	8.85%
Bloomberg U.S. Aggregate Bond Index	Growth of $10,000	$8,699	$9,208	$10,012	$11,108
	Average annual total return	–13.01%	–2.71%	0.02%	1.06%
Blended Index	Growth of $10,000	$8,372	$10,926	$12,526	$19,105
	Average annual total return	–16.28%	3.00%	4.61%	6.69%
DWS Alternative Asset Allocation VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$9,226	$10,917	$11,316	$12,359
	Average annual total return	–7.74%	2.97%	2.50%	2.14%
MSCI World Index	Growth of $10,000	$8,186	$11,558	$13,470	$23,358
	Average annual total return	–18.14%	4.94%	6.14%	8.85%
Bloomberg U.S. Aggregate Bond Index	Growth of $10,000	$8,699	$9,208	$10,012	$11,108
	Average annual total return	–13.01%	–2.71%	0.02%	1.06%
Blended Index	Growth of $10,000	$8,372	$10,926	$12,526	$19,105
	Average annual total return	–16.28%	3.00%	4.61%	6.69%
The growth of $10,000 is cumulative.

4 |	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

Management Summary December 31, 2022 (Unaudited)
The Fund returned –7.42% (Class A shares, unadjusted for contract charges) during the 12-month period ended December 31, 2022, outpacing the –18.36% return of the MSCI World Index and the –16.28% return of the Blended Index. Since the MSCI World Index captures the performance of traditional assets and not alternative assets, we measure performance relative to the Blended Index. With that said, the Fund’s positive relative performance helps illustrate the broader strength in alternative asset classes in comparison to traditional asset categories in 2022. Whereas stocks and bonds were both hurt by the backdrop of high inflation and rising interest rates, a number of categories in the alternative space in fact benefited from these conditions. In our view, this underscores the potential for alternatives to act as a source of meaningful portfolio diversification.
The best results occurred in the Fund’s Real Assets portfolio, which includes investments that typically perform well in times of rising inflation. An allocation to commodities, one of the few major segments of the financial markets to post positive returns in 2022, was particularly helpful. The category was boosted by the combination of steady demand and a reduction in supply caused, in part, by Russia’s invasion of Ukraine. Infrastructure stocks also held up well in relative terms thanks to their necessity-based assets, stable growth profiles, and ability to benefit from inflation. On the other hand, real estate investment trusts posted sizable losses as rising rates pressured economic growth and led to higher costs of capital for companies in the sector.
The Alternative Fixed Income portfolio, which was helped by its holdings in funds that invest in floating-rate securities, was the second-best performer. Since these securities have yields that adjusted upward as rates rise, they benefited from high demand fueled by the U.S. Federal Reserve’s decision to tighten monetary policy aggressively. The Fund’s allocation to emerging-markets debt detracted. In addition to being hurt by the broader decline in investors’ appetite for risk, the category was affected by slowing growth in China and the effect of the Ukraine invasion on the Eastern European markets.
The Alternative Equity portfolio, which holds exchange-traded funds that invest in convertible securities and preferred stocks, underperformed in 2022. Convertibles were pressured by the high representation of growth companies among the category’s issuers, while preferreds were hurt by the broader decline in equities.
The Absolute Return portfolio is intended to act as a source of ballast during times of market turbulence, and that indeed proved to be the case in 2022. Its position in DWS Global Macro Fund, while posting a loss, exceeded the returns of the Blended Index thanks in part to its defensive posture. DWS ESG Liquidity Fund, which strives to provide current income consistent with the preservation of capital, registered a positive return and also contributed to performance.
In terms of activity, we focused on reducing portfolio risk throughout 2022. We accomplished this in several ways. First, we decreased the allocation to the Real Assets portfolio by trimming holdings in commodities and real estate investment trusts. We redeployed the proceeds into the Absolute Return portfolio due to its lower sensitivity to broader market movements. We also lowered the weighting in convertible securities within the Alternative Equity category, and we increased the Fund’s position in cash.
We maintained a conservative stance at the end of the period given the wide range of risks that continued to hang over the market. Among these were the possibility of slower growth, continued policy tightening by the Fed, and the chance that earnings expectations are still too high. With that said, we remained alert for the opportunity to add risk back to the portfolio if conditions become more favorable. We believe this helps illustrate the potential merits of our high level of flexibility and broad-based investment universe.
Dokyoung Lee, CFA, Regional Head of Multi Asset & Solutions
Darwei Kung, Head of Investment Strategy Liquid Real Assets
Fabian Degen, CFA, Senior Portfolio Manager Multi Asset & Solutions
Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	| 5

Terms to Know
The Blended Index consists of 70% MSCI World Index and 30% Bloomberg U.S. Aggregate Bond Index. The MSCI World Index is an unmanaged index representing large and mid-cap equity performance across 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country. Bloomberg U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more.
Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.
Convertible securities are bonds that can be exchanged for equity at a pre-stated price. Convertibles generally offer higher income than is available from a common stock, but more appreciation potential than bonds.
Preferred stocks are hybrid securities that offer some of the features of both stocks and bonds.

6 |	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

Portfolio Summary(Unaudited)
Asset Allocation* (As a % of Investment Portfolio)	12/31/22	12/31/21
Real Asset	38%	44%
DWS RREEF Global Infrastructure Fund	14%	12%
DWS Enhanced Commodity Strategy Fund	13%	16%
DWS RREEF Real Estate Securities Fund	8%	11%
iShares Global Infrastructure ETF	2%	4%
SPDR S&P Global Natural Resources ETF	1%	—
DWS RREEF Global Real Estate Securities Fund	—	1%
Alternative Fixed Income	20%	20%
DWS Floating Rate Fund	9%	8%
iShares JP Morgan USD Emerging Markets Bond ETF	4%	5%
DWS Emerging Markets Fixed Income Fund	4%	5%
SPDR Blackstone Senior Loan ETF	3%	2%
Alternative Equity	11%	20%
SPDR Bloomberg Convertible Securities ETF	8%	14%
iShares Preferred & Income Securities ETF	3%	6%
Absolute Return	20%	14%
DWS Global Macro Fund	7%	7%
DWS ESG Liquidity Fund	13%	7%
Cash	11%	2%
DWS Central Cash Management Government Fund	11%	2%
	100%	100%

*
During the periods indicated, asset categories and investment strategies represented in the Fund’s portfolio fell into the following categories: Real Assets, Alternative Fixed Income, Alternative Equity, and Absolute Return. Real Asset investments have a tangible or physical aspect such as real estate or commodities. Alternative Fixed Income investments seek to offer exposure to categories generally not included in investors’ allocations and to foreign investments, many of which are not denominated in US dollars.
Alternative Equity investments are investments primarily in convertible and preferred instruments that offer equity exposure.
Absolute Return investments seek positive returns in all market environments or seek to increase the diversification or liquidity of the Fund’s portfolio.

Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 8.
Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com, and is available free of charge by contacting your financial intermediary, or if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	| 7

Investment Portfolioas of December 31, 2022

	Shares	Value ($)
Mutual Funds 54.6%
DWS Emerging Markets Fixed Income Fund "Institutional" (a)	2,274,550	15,307,718
DWS Enhanced Commodity Strategy Fund "Institutional" (a)	9,065,681	54,938,029
DWS Floating Rate Fund "Institutional" (a)	5,247,230	39,196,806
DWS Global Macro Fund "Institutional" (a)	3,362,731	31,508,793
DWS RREEF Global Infrastructure Fund "Institutional" (a)	3,859,160	57,617,260
DWS RREEF Real Estate Securities Fund "Institutional" (a)	1,684,566	32,090,988
Total Mutual Funds (Cost $254,105,315)		230,659,594
Exchange-Traded Funds 21.0%
iShares Global Infrastructure ETF	141,313	6,477,788
iShares JP Morgan USD Emerging Markets Bond ETF	210,018	17,765,423
iShares Preferred & Income Securities ETF	459,281	14,021,849
	Shares	Value ($)
SPDR Blackstone Senior Loan ETF	280,331	11,465,538
SPDR Bloomberg Convertible Securities ETF	541,892	34,865,331
SPDR S&P Global Natural Resources ETF	73,958	4,217,085
Total Exchange-Traded Funds (Cost $88,136,271)		88,813,014
Cash Equivalents 24.4%
DWS Central Cash Management Government Fund, 4.2% (a) (b)	48,680,508	48,680,508
DWS ESG Liquidity Fund "Institutional", 4.47% (a) (b)	54,531,012	54,525,559
Total Cash Equivalents (Cost $103,200,442)		103,206,067

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $445,442,028)	100.0	422,678,675
Other Assets and Liabilities, Net	(0.0)	(155,376)
Net Assets	100.0	422,523,299
A summary of the Fund’s transactions with affiliated Underlying DWS Funds during the year ended December 31, 2022 are as follows:
Value ($) at 12/31/2021	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2022	Value ($) at 12/31/2022
Mutual Funds 54.6%
DWS Emerging Markets Fixed Income Fund (a)
24,615,718	1,029,311	4,657,800	(1,516,194)	(4,163,317)	1,029,311	—	2,274,550	15,307,718
DWS Enhanced Commodity Strategy Fund (a)
79,225,180	18,594,775	35,421,600	(5,136,669)	(2,323,657)	18,594,775	—	9,065,681	54,938,029
DWS Floating Rate Fund (a)
39,810,871	1,672,248	—	—	(2,286,313)	1,668,225	—	5,247,230	39,196,806
DWS Global Macro (a)
33,828,146	1,449,615	—	—	(3,768,968)	1,100,659	348,956	3,362,731	31,508,793
DWS RREEF Global Infrastructure Fund (a)
61,417,258	9,438,730	3,568,400	187,071	(9,857,399)	839,609	4,431,245	3,859,160	57,617,260
DWS RREEF Global Real Estate Securities Fund (a)
5,306,244	—	4,971,737	659,986	(994,493)	—	—	—	—
DWS RREEF Real Estate Securities Fund (a)
52,375,661	8,584,283	14,257,000	93,872	(14,705,828)	590,535	777,447	1,684,566	32,090,988
Cash Equivalents 24.4%
DWS Central Cash Management Government Fund, 4.2% (a) (b)
11,467,666	113,479,903	76,267,061	—	—	781,141	—	48,680,508	48,680,508
The accompanying notes are an integral part of the financial statements.

8 |	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

Value ($) at 12/31/2021	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2022	Value ($) at 12/31/2022
DWS ESG Liquidity Fund, 4.47% (a) (b)
31,709,226	22,808,499	—	—	7,834	926,222	—	54,531,012	54,525,559
339,755,970	177,057,364	139,143,598	(5,711,934)	(38,092,141)	25,530,477	5,557,648	128,705,438	333,865,661

(a)	Affiliated fund managed by DWS Investment Management Americas, Inc.
(b)	The rate shown is the annualized seven-day yield at period end.

S&P: Standard & Poor's
SPDR: Standard & Poor's Depositary Receipt
Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of December 31, 2022 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Mutual Funds	$ 230,659,594	$ —	$ —	$ 230,659,594
Exchange-Traded Funds	88,813,014	—	—	88,813,014
Short-Term Investments	103,206,067	—	—	103,206,067
Total	$422,678,675	$—	$—	$422,678,675
The accompanying notes are an integral part of the financial statements.

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Statement of
Assets and Liabilities
Statement of Operations

as of December 31, 2022

Assets
Investments in non-affiliated Underlying Funds, at value (cost $88,136,271)	$ 88,813,014
Investments in affiliated Underlying Funds, at value (cost $357,305,757)	333,865,661
Receivable for Fund shares sold	30,409
Interest receivable	159,894
Other assets	7,171
Total assets	422,876,149
Liabilities
Payable for Fund shares redeemed	21,258
Accrued management fee	36,672
Accrued Trustees' fees	7,135
Other accrued expenses and payables	287,785
Total liabilities	352,850
Net assets, at value	$422,523,299
Net Assets Consist of
Distributable earnings (loss)	3,353,956
Paid-in capital	419,169,343
Net assets, at value	$422,523,299
Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($46,226,514 ÷ 3,557,543 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 12.99
Class B
Net Asset Value, offering and redemption price per share ($376,296,785 ÷ 28,995,732 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 12.98
for the year ended December 31, 2022

Investment Income
Income:
Dividends	$ 3,501,768
Income distributions from affiliated Underlying Funds	25,530,477
Total income	29,032,245
Expenses:
Management fee	450,095
Administration fee	436,592
Services to shareholders	1,336
Record keeping fee (Class B)	541,391
Distribution service fee (Class B)	1,009,762
Custodian fee	6,357
Professional fees	79,667
Reports to shareholders	12,383
Registration fees	43
Trustees' fees and expenses	22,986
Other	11,990
Total expenses	2,572,602
Net investment income	26,459,643
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Sale of affiliated Underlying Funds	(5,711,934)
Sale of non-affiliated Underlying Funds	5,667,678
Capital gain distributions from affiliated Underlying Funds	5,557,648
5,513,392
Change in net unrealized appreciation (depreciation) on:
Affiliated Underlying Funds	(38,092,141)
Non-affiliated Underlying Funds	(30,756,956)
(68,849,097)
Net gain (loss)	(63,335,705)
Net increase (decrease) in net assets resulting from operations	$(36,876,062)
The accompanying notes are an integral part of the financial statements.

10 |	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2022	2021
Operations:
Net investment income	$ 26,459,643	$ 31,022,107
Net realized gain (loss)	5,513,392	16,184,613
Change in net unrealized appreciation (depreciation)	(68,849,097)	8,533,545
Net increase (decrease) in net assets resulting from operations	(36,876,062)	55,740,265
Distributions to shareholders:
Class A	(3,486,882)	(808,613)
Class B	(29,085,224)	(7,405,682)
Total distributions	(32,572,106)	(8,214,295)
Fund share transactions:
Class A
Proceeds from shares sold	8,154,196	8,392,486
Reinvestment of distributions	3,486,882	808,613
Payments for shares redeemed	(5,596,341)	(2,937,240)
Net increase (decrease) in net assets from Class A share transactions	6,044,737	6,263,859
Class B
Proceeds from shares sold	17,581,298	11,611,634
Reinvestment of distributions	29,085,224	7,405,682
Payments for shares redeemed	(55,362,431)	(42,234,997)
Net increase (decrease) in net assets from Class B share transactions	(8,695,909)	(23,217,681)
Increase (decrease) in net assets	(72,099,340)	30,572,148
Net assets at beginning of period	494,622,639	464,050,491
Net assets at end of period	$422,523,299	$494,622,639

Other Information
Class A
Shares outstanding at beginning of period	3,126,054	2,699,800
Shares sold	590,731	573,373
Shares issued to shareholders in reinvestment of distributions	250,494	56,428
Shares redeemed	(409,736)	(203,547)
Net increase (decrease) in Class A shares	431,489	426,254
Shares outstanding at end of period	3,557,543	3,126,054
Class B
Shares outstanding at beginning of period	29,598,447	31,208,785
Shares sold	1,281,615	791,155
Shares issued to shareholders in reinvestment of distributions	2,086,458	516,435
Shares redeemed	(3,970,788)	(2,917,928)
Net increase (decrease) in Class B shares	(602,715)	(1,610,338)
Shares outstanding at end of period	28,995,732	29,598,447
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	| 11

Financial Highlights
DWS Alternative Asset Allocation VIP — Class A
	Years Ended December 31,
	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$15.13	$13.70	$13.35	$12.10	$13.61
Income (loss) from investment operations:
Net investment income[a]	.88	1.04	.29	.40	.61
Net realized and unrealized gain (loss)	(1.93)	.69	.40	1.35	(1.84)
Total from investment operations	(1.05)	1.73	.69	1.75	(1.23)
Less distributions from:
Net investment income	(1.08)	(.30)	(.34)	(.50)	(.28)
Net realized gains	(.01)	—	—	—	—
Total distributions	(1.09)	(.30)	(.34)	(.50)	(.28)
Net asset value, end of period	$12.99	$15.13	$13.70	$13.35	$12.10
Total Return (%)[b]	(7.42)	12.74	5.71	14.68[c]	(9.14)[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	46	47	37	34	26
Ratio of expenses before expense reductions (%)[d,e]	.23	.23	.23	.56	.73
Ratio of expenses after expense reductions (%)[d,e]	.23	.23	.23	.23	.16
Ratio of net investment income (%)	6.44	7.13	2.29	3.09	4.78
Portfolio turnover rate (%)	12	19	18	10	32

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower if the Advisor had not reduced some Underlying DWS Funds’ expenses.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]
The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

[e]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

12 |	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

DWS Alternative Asset Allocation VIP — Class B
	Years Ended December 31,
	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$15.11	$13.68	$13.34	$12.09	$13.59
Income (loss) from investment operations:
Net investment income[a]	.80	.93	.24	.37	.62
Net realized and unrealized gain (loss)	(1.90)	.75	.41	1.34	(1.88)
Total from investment operations	(1.10)	1.68	.65	1.71	(1.26)
Less distributions from:
Net investment income	(1.02)	(.25)	(.31)	(.46)	(.24)
Net realized gains	(.01)	—	—	—	—
Total distributions	(1.03)	(.25)	(.31)	(.46)	(.24)
Net asset value, end of period	$12.98	$15.11	$13.68	$13.34	$12.09
Total Return (%)[b]	(7.74)	12.35[c]	5.32[c]	14.35[c]	(9.35)[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	376	447	427	349	208
Ratio of expenses before expense reductions (%)[d,e]	.61	.61	.61	.92	1.08
Ratio of expenses after expense reductions (%)[d,e]	.61	.60	.59	.52	.45
Ratio of net investment income (%)	5.81	6.37	1.94	2.90	4.85
Portfolio turnover rate (%)	12	19	18	10	32

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower if the Advisor had not reduced some Underlying DWS Funds’ expenses.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]
The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

[e]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	| 13

Notes to Financial Statements
A.
Organization and Significant Accounting Policies
DWS Alternative Asset Allocation VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust. The Fund mainly invests in other affiliated DWS funds (i.e., mutual funds, exchange-traded funds and other pooled investment vehicles managed by DWS Investment Management Americas, Inc. or one of its affiliates, together the “Underlying DWS Funds”), non-affiliated exchange-traded funds (“Non-affiliated ETFs”), non-affiliated exchange-traded notes (“Non-affiliated ETNs”) and derivative investments. Non-affiliated ETFs, Non-affiliated ETNs and Underlying DWS Funds are collectively referred to as “Underlying Funds.” During the year ended December 31, 2022, the Fund primarily invested in Underlying DWS Funds and non-affiliated ETFs. Each Underlying DWS Fund’s accounting policies and investment holdings are outlined in the Underlying DWS Funds’ financial statements and are available upon request.
Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and recordkeeping fees equal to an annual rate of up to 0.25% and of up to 0.15%, respectively, of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.
The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
The Fund’s Board has designated DWS Investment Management Americas, Inc. (the “Advisor”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor's Pricing Committee (the “Pricing Committee”) typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5). The Advisor has adopted fair valuation procedures that provide methodologies for fair valuing securities.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Investments in mutual funds are valued at the net asset value per share of each class of the Underlying DWS Funds and are categorized as Level 1.
ETFs and ETNs are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. ETFs and ETNs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. ETFs and ETNs securities are generally categorized as Level 1.
Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.
Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

14 |	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

The Fund has reviewed the tax positions for the open tax years as of December 31, 2022 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and the realized tax character on distributions from certain securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At December 31, 2022, the Fund's components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$ 27,069,978
Undistributed long-term capital gains	$ 3,802,233
Net unrealized appreciation (depreciation) on investments	$ (27,518,255)
At December 31, 2022, the aggregate cost of investments for federal income tax purposes was $450,196,930. The net unrealized depreciation for all investments based on tax cost was $27,518,255. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $13,398,366 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $40,916,621.
In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended December 31,
	2022	2021
Distributions from ordinary income*	$ 32,107,445	$ 8,214,295
Distributions from long-term capital gains	$ 464,661	$ —

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend Income is recorded on the ex-dividend date. Distributions of income and capital gains from the Underlying Funds are recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.
B.
Purchases and Sales of Securities
During the year ended December 31, 2022, purchases and sales of affiliated Underlying Funds (excluding short-term investments) aggregated $40,768,962 and $62,876,537, respectively. Purchases and sales of Non-affiliated ETFs aggregated $4,252,585 and $45,622,849, respectively.

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	| 15

C.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments in Underlying Funds to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund’s subadvisor.
RREEF America L.L.C. (“RREEF”), an indirect, wholly owned subsidiary of DWS Group, acts as an investment subadvisor to the Fund. As an investment subadvisor to the Fund, RREEF provides investment management services to the portions of the Fund’s portfolio allocated to direct investments in global real estate and global infrastructure securities. RREEF is paid by the Advisor for the services RREEF provides to the Fund. As of the date of this report, the Fund obtained its exposure to global real estate and global infrastructure securities indirectly through investments in other Underlying Funds.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
On assets invested in exchange-traded funds and mutual funds	.10%
On assets invested in all other assets not considered exchange-traded funds and mutual funds	1.00%
Accordingly, for the year ended December 31, 2022, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.10% of the Fund’s average daily net assets.
In addition, the Advisor will receive management fees from managing the Underlying DWS Funds in which the Fund invests.
The Fund does not invest in the Underlying DWS Funds for the purpose of exercising management or control; however, investments within the set limits may represent 5% or more of an Underlying DWS Fund’s outstanding shares. At December 31, 2022, the Fund held approximately 6% of DWS Central Cash Management Government Fund, 32% of DWS Emerging Markets Fixed Income Fund, 11% of DWS ESG Liquidity Fund, 30% of DWS Floating Rate Fund, 16% of DWS Global Macro Fund and 5% of DWS RREEF Global Infrastructure Fund.
For the period from January 1, 2022 through September 30, 2022, the Advisor had contractually agreed to waive its fees and/or reimburse Fund expenses to the extent necessary to maintain the total annual operating expenses (including indirect expenses of Underlying Funds and excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	1.03%
Class B	1.41%
Effective October 1, 2022 through September 30, 2023, the Advisor has contractually agreed to waive its fees and/or reimburse Fund expenses to the extent necessary to maintain the total annual operating expenses (including indirect expenses of Underlying Funds and excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	1.00%
Class B	1.39%
The Fund indirectly bears its proportionate share of fees and expenses, including the management fee paid to DIMA or other investment advisor, incurred by the Underlying Funds in which it is invested.
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2022, the Administration Fee was $436,592, of which $34,975 is unpaid.
Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency

16 |	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

agreement between DSC and SS&C GIDS, Inc. (“SS&C”) (name changed from DST Systems, Inc. effective January 1, 2023), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to SS&C. DSC compensates SS&C out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2022, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at December 31, 2022
Class A	$ 231	$ 37
Class B	375	68
	$ 606	$ 105
Distribution Service Agreement. Under the Fund’s Class B 12b-1 plan, DWS Distributors, Inc. (“DDI”) received a fee (“Distribution Service Fee”) of up to 0.25% of the average daily net assets of Class B shares. For the year ended December 31, 2022, the Distribution Service Fee aggregated $1,009,762, of which $80,320 is unpaid.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended December 31, 2022, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $1,132, of which $30 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee.
D.
Ownership of the Fund
At December 31, 2022, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 77% and 19%, respectively. Two participating insurance companies were the owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 81% and 11%, respectively.

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	| 17

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Variable Series II and Shareholders of DWS Alternative Asset Allocation VIP:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS Alternative Asset Allocation VIP (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series II) (the “Trust”), including the investment portfolio, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series II) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
February 13, 2023

18 |	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

Information About Your Fund’s Expenses (Unaudited)
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the expense of the Underlying Funds in which the Fund invests. These expenses are not included in the Fund’s annualized expense ratios used to calculate the expense estimate in the tables. The examples in the table are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2022 to December 31, 2022).
The tables illustrate your Fund’s expenses in two ways:
—
Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.
—
Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended December 31, 2022

Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/22	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/22	$ 994.60	$ 993.10
Expenses Paid per $1,000*	$ 1.16	$ 3.06
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/22	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/22	$ 1,024.05	$ 1,022.13
Expenses Paid per $1,000*	$ 1.17	$ 3.11

*
Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios**	Class A	Class B
Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	.23%	.61%

**
The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. These ratios do not include these indirect fees and expenses.

For more information, please refer to the Fund’s prospectus.
These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	| 19

Tax Information (Unaudited)
The Fund paid distributions of $0.01 per share from net long-term capital gains during its year ended December 31, 2022.
Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $4,192,000 as capital gain dividends for its year ended December 31, 2022.
For corporate shareholders, 2% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended December 31, 2022, qualified for the dividends received deduction.
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.
Proxy Voting
The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

20 |	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Alternative Asset Allocation VIP's (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) and sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Agreement, the “Agreements”) between DIMA and RREEF America L.L.C. (“RREEF”), an affiliate of DIMA, in September 2022.
In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:
—
During the entire process, all of the Fund's Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”).
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—
In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA has managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA and RREEF are part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s and RREEF's personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA and RREEF provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. Throughout the course of the year, the Board also received information regarding DIMA’s oversight of fund sub-advisors, including RREEF. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	| 21

noted that, for the one-, three- and five-year periods ended December 31, 2021, the Fund’s performance (Class A shares) was in the 1st quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2021.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were equal to the median of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2021). With respect to any sub-advisory fee paid to RREEF, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (1st quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2021), and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees, but inclusive of acquired fund fees and expenses) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and RREEF.
Profitability.  The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

22 |	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

Compliance.  The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	| 23

Board Members and Officers
The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.
The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.
Independent Board Members/Independent Advisory Board Members

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods designer and distributor); former Chairman, National Association of Small Business Investment Companies; Former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds)	69	—
John W. Ballantine (1946) Board Member since 1999
Retired; formerly, Executive Vice President and Chief Risk Management
Officer, First Chicago NBD Corporation/The First National Bank of Chicago
(1996–1998); Executive Vice President and Head of International Banking
(1995–1996); Not-for-Profit Directorships: Window to the World
Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago;
Former Directorships: Director and Chairman of the Board, Healthways,
Inc.[2] (population wellbeing and wellness services) (2003–2014); Stockwell
Capital Investments PLC (private equity); Enron Corporation; FNB
Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak
Brook Bank; Portland General Electric[2] (utility company (2003–2021); and
Prisma Energy International; Former Not-for-Profit Directorships: Public
Radio International; Palm Beach Civic Assn.
		69	—
Dawn-Marie Driscoll (1946) Board Member since 1987
Advisory Board and former Executive Fellow, Hoffman Center for Business
Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm)
(1988–1990); Vice President of Corporate Affairs and General Counsel,
Filene’s (retail) (1978–1988); Directorships: Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); Former Directorships: ICI Mutual Insurance Company
(2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012),
Investment Company Institute (audit, executive, nominating committees)
and Independent Directors Council (governance, executive committees)
		69	—
Richard J. Herring (1946) Board Member since 1990
Jacob Safra Professor of International Banking and Professor of Finance,
The Wharton School, University of Pennsylvania (since July 1972);
formerly: Director, The Wharton Financial Institutions Center (1994–2020);
Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and
Director, The Lauder Institute of International Management Studies
(2000–2006); Member FDIC Systemic Risk Advisory Committee since
2011, member Systemic Risk Council since 2012 and member of the
Advisory Board at the Yale Program on Financial Stability since 2013;
Former Directorships: Co-Chair of the Shadow Financial Regulatory
Committee (2003–2015), Executive Director of The Financial Economists
Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013),
Director of The Aberdeen Singapore Fund (2007–2018), Director, The
Aberdeen Japan Fund (2007-2021) and Nonexecutive Director of Barclays
Bank DE (2010–2018)
		69	—

24 |	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Chad D. Perry (1972) Board Member or Advisory Board Member since 2021[3]	Executive Vice President, General Counsel and Secretary, Tanger Factory Outlet Centers, Inc.[2] (since 2011); formerly Executive Vice President and Deputy General Counsel, LPL Financial Holdings Inc.[2] (2006–2011); Senior Corporate Counsel, EMC Corporation (2005–2006); Associate, Ropes & Gray LLP (1997–2005)	21[4]	Director - Great Elm Capital Corp. (business development company) (since 2022)
Rebecca W. Rimel (1951) Board Member since 1995
Director, The Bridgespan Group (nonprofit organization) (since October
2020); formerly: Executive Vice President, The Glenmede Trust Company
(investment trust and wealth management) (1983–2004); Board Member,
Investor Education (charitable organization) (2004–2005); Former
Directorships: Trustee, Executive Committee, Philadelphia Chamber of
Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June
2007); Trustee, Thomas Jefferson Foundation (charitable organization)
(1994–2012); President, Chief Executive Officer and Director (1994–2020)
and Senior Advisor (2020-2021), The Pew Charitable Trusts (charitable organization); Director, BioTelemetry Inc.[2] (acquired by Royal Philips in
2021) (healthcare) (2009–2021); Director, Becton Dickinson and Company[2]
(medical technology company) (2012-2022)
		69	—
Catherine Schrand (1964) Board Member since 2021*	Celia Z. Moh Professor of Accounting (since 2016) and Professor of Accounting (since 1994), The Wharton School, University of Pennsylvania; formerly Vice Dean, Wharton Doctoral Programs (2016–2019)	69	—
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Former Directorships: Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	69	—
Officers5

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[7] (1974) President and Chief Executive Officer, 2017–present
Fund Administration (Head since 2017), DWS; Secretary, DWS USA Corporation (2018–present);
Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service
Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc.
(2018–present); Director and President, DB Investment Managers, Inc. (2018–present); President and
Chief Executive Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central
and Eastern Europe Fund, Inc. (2017–present); formerly: Vice President for the Deutsche funds
(2016–2017); Assistant Secretary for the DWS funds (2013–2019); Assistant Secretary, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc.
(2013–2020); Directorships: Interested Director, The European Equity Fund, Inc., The New Germany Fund,
Inc. and The Central and Eastern Europe Fund, Inc. (since June 25, 2020); ICI Mutual Insurance Company
(since October 16, 2020); and Episcopalian Charities of New York (2018–present)

John Millette[8] (1962) Vice President and Secretary, 1999–present
Legal (Associate General Counsel), DWS; Chief Legal Officer, DWS Investment Management Americas,
Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); Secretary, DBX
ETF Trust (2020–present); Vice President, DBX Advisors LLC (2021–present); Secretary, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc.
2011–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017); and
Assistant Secretary, DBX ETF Trust (2019–2020)

Ciara Crawford[9] (1984) Assistant Secretary, 2019–present	Fund Administration (Specialist), DWS (2015–present); formerly, Legal Assistant at Accelerated Tax Solutions
Diane Kenneally[8] (1966) Chief Financial Officer and Treasurer, 2018–present
Fund Administration Treasurer's Office (Co-Head since 2018), DWS; Treasurer, Chief Financial Officer and
Controller, DBX ETF Trust (2019–present); Treasurer and Chief Financial Officer, The European Equity
Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present);
formerly: Assistant Treasurer for the DWS funds (2007–2018)

Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Fund Administration Tax (Head), DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present
Fund Administration Treasurer's Office (Co-Head since 2018), DWS; Director and Vice President, DWS
Trust Company (2018–present); Assistant Treasurer, DBX ETF Trust (2019–present); Assistant Treasurer,
The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund,
Inc. (2018–present)

Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present
Anti-Financial Crime & Compliance US (Senior Team Lead), DWS; Chief Compliance Officer, The
European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund,
Inc. (2016–present)

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	| 25

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present
Legal (Senior Team Lead), DWS; Assistant Secretary, DBX ETF Trust (2020–present); Chief Legal Officer,
DBX Advisors LLC (2020–present); Chief Legal Officer, The European Equity Fund, Inc., The New
Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012–present); formerly: Secretary,
Deutsche AM Distributors, Inc. (2002–2017); Secretary, Deutsche AM Service Company (2010–2017);
and Chief Legal Officer, DBX Strategic Advisors LLC (2020–2021)

Christian Rijs[7] (1980) Anti-Money Laundering Compliance Officer, since October 6, 2021
Senior Team Lead Anti-Financial Crime and Compliance, DWS; AML Officer, DWS Trust Company (since
November 2, 2021); AML Officer, DBX ETF Trust (since October 21, 2021); AML Officer, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since
November 12, 2021); formerly: DWS UK & Ireland Head of Anti-Financial Crime and MLRO

*
Ms. Schrand was an Advisory Board Member for certain funds in the DWS Fund Complex for the period from November 18, 2021 to
December 31, 2022 and was elected as a Full Board Member as of January 1, 2023 for all funds in the DWS Fund Complex.

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[3]
Mr. Perry is an Advisory Board Member of Deutsche DWS Asset Allocation Trust, Deutsche DWS Equity 500 Index Portfolio,
Deutsche DWS Global/International Fund, Inc., Deutsche DWS Income Trust, Deutsche DWS Institutional Funds, Deutsche DWS
International Fund, Inc., Deutsche DWS Investment Trust, Deutsche DWS Investments VIT Funds, Deutsche DWS Money Market
Trust, Deutsche DWS Municipal Trust, Deutsche DWS Portfolio Trust, Deutsche DWS Securities Trust, Deutsche DWS Tax Free Trust,
Deutsche DWS Variable Series I and Government Cash Management Portfolio. Mr. Perry is a Board Member of each other Trust.

[4]
Mr. Perry oversees 21 funds in the DWS Fund Complex as a Board Member of various Trusts. Mr. Perry is an Advisory Board
Member of various Trusts/Corporations comprised of 48 funds in the DWS Fund Complex.

[5]
As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons”
of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[6]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
[7]	Address: 875 Third Avenue, New York, NY 10022.
[8]	Address: 100 Summer Street, Boston, MA 02110.
[9]	Address: 5201 Gate Parkway, Jacksonville, FL 32256.
Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.
The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

26 |	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

Notes

VS2AAA-2 (R-025824-12 2/23)

December 31, 2022
Annual Report
Deutsche DWS Variable Series II
DWS CROCI® U.S. VIP

Contents
3	Performance Summary
4	Management Summary
6	Portfolio Summary
7	Investment Portfolio
10	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Financial Highlights
14	Notes to Financial Statements
19	Report of Independent Registered Public Accounting Firm
20	Information About Your Fund's Expenses
21	Tax Information
21	Proxy Voting
22	Advisory Agreement Board Considerations and Fee Evaluation
25	Board Members and Officers
This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
Stocks may decline in value. The Fund will be managed using the CROCI® Investment Process which is based on portfolio management’s belief that, over time, stocks which display more favorable financial metrics (for example, the CROCI® Economic P/E Ratio) as generated by this process may outperform stocks which display less favorable metrics. This premise may not prove to be correct and prospective investors should evaluate this assumption prior to investing in the Fund. The Fund may lend securities to approved institutions. Please read the prospectus for details.
War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and, in the future, may lead to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Fund and its investments.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148
NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE
NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2 |	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

Performance SummaryDecember 31, 2022 (Unaudited)
Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.
The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2022 are 0.78% and 1.10% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment

Yearly periods ended December 31
Russell 1000® Value Index is an unmanaged market capitalization-weighted index of value-oriented stocks of the largest U.S. domiciled companies that are included in the Russell 1000 Index. Value-oriented stocks tend to have lower price-to-book ratios and lower forecasted growth values. Russell 1000 Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the U.S. and whose common stocks are traded.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Prior to May 1, 2017, the Fund operated with a different investment strategy. Prior to October 3, 2016, the Fund had a team that operated with a different investment strategy. Performance would have been different if the Fund’s current strategy had been in effect.

Comparative Results
DWS CROCI® U.S. VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$8,460	$9,415	$11,203	$17,765
	Average annual total return	–15.40%	–1.99%	2.30%	5.91%
Russell 1000® Value Index	Growth of $10,000	$9,246	$11,896	$13,809	$26,632
	Average annual total return	–7.54%	5.96%	6.67%	10.29%
DWS CROCI® U.S. VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$8,433	$9,327	$11,033	$17,233
	Average annual total return	–15.67%	–2.30%	1.99%	5.59%
Russell 1000® Value Index	Growth of $10,000	$9,246	$11,896	$13,809	$26,632
	Average annual total return	–7.54%	5.96%	6.67%	10.29%
The growth of $10,000 is cumulative.

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	| 3

Management Summary December 31, 2022 (Unaudited)
The Fund returned –15.40% (Class A shares, unadjusted for contract charges) in 2022 and underperformed the –7.54% return of its benchmark, the Russell 1000® Value Index.
The U.S. equity market suffered weak performance in 2022. Rising inflation prompted the U.S. Federal Reserve to raise interest rates aggressively, weighing on investor sentiment and drawing money out of stocks and into bonds. In addition, the rapid increase in the fed funds rate — from a range of 0.0%–0.25% at the start of 2022 to 4.25%–4.50% at year-end — fostered concerns that economic growth and corporate earnings could turn lower in 2023. Russia’s invasion of Ukraine also weighed on performance, as did a slowdown in China’s economy.
The Fund’s sector allocations were the primary reason for its underperformance. The portfolio was positioned with more of a growth orientation than the value benchmark, which detracted given that growth stocks lagged considerably. A large overweight in the information technology sector, the market’s worst-performing sector, cost the Fund over four percentage points of relative performance versus the index. The Fund was also hurt by an overweight in the consumer discretionary sector, where many stocks underperformed on expectations for slowing economic growth. A sizable underweight in energy was an additional detractor. Energy stocks produced a gain of approximately 66% and outperformed the benchmark by more than 70 percentage points on the strength of rising oil and natural gas prices. A zero weighting in Chevron Corp. and an underweight in Exxon Mobil Corp. were particularly large detractors.
Stock selection was also a net detractor, with the weakest results occurring in financials and communication services. Capital One Financial Corp. and Synchrony Financial, both of which were hurt by worries that slowing economic growth would pressure their credit card businesses, were the leading detractors in financials. Meta Platforms, Inc.* (formerly Facebook) was the largest detractor in both the communication services sector and the Fund as a whole. The shares sold off sharply after it became evident that the effects of Apple’s iOS privacy changes were more severe than expected. Concerns about weaker internet advertising and questions about Meta Platform’s shifting business strategy were additional headwinds for the stock. The prospect of slower ad spending also weighed on returns for our position in Alphabet, Inc. (parent of Google).
Stock selection in information technology contributed positively. The communications software company Amdocs Ltd., which was boosted by higher enterprise spending on 5G and cloud initiatives, was the leading contributor. Underweights or zero weightings in a number of the sector’s weakest performers was a further plus. Selection in healthcare also contributed, led by holdings in large-cap pharmaceutical stocks seen as being less vulnerable to economic trends. Bristol-Myers Squibb Co. and AbbVie, Inc. were key contributors in this regard. A position in the biotechnology company Regeneron Pharmaceuticals, Inc., which was boosted by high expectations regarding the trials for its retinal disease treatment, was another top contributor in healthcare.
U.S. equities suffered poor absolute returns and relative underperformance in 2022, and the outlook remained very murky at the close of the period. Still, valuations have fallen considerably this year as a large amount of negative news has been factored into market prices. We think this could set the stage for potential positive surprises in 2023 if central banks begin to slow their pace of monetary tightening or the downturn in economic growth proves smaller than expected. For our part, we continue to use a disciplined, systematic approach to stock selection. We believe focusing on individual stock picking, rather than trying to construct a portfolio on the basis of short-term developments, is the most effective way to add value over time.
Di Kumble, CFA, Senior Portfolio Manager Equity
John Moody, Portfolio Manager Equity
Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

4 |	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

Terms to Know
Russell 1000 Value Index is an unmanaged market capitalization-weighted index of value-oriented stocks of the largest U.S. domiciled companies that are included in the Russell 1000® Index. Value-oriented stocks tend to have lower price-to-book ratios and lower forecasted growth values. Russell 1000 Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the U.S. and whose common stocks are traded.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Stock selection refers to the performance of the Fund’s holdings in a given sector relative to the sector as a whole.
Contribution and detraction incorporate both an investment’s total return and its weighting in the Fund.
Overweight means that a fund holds a higher weighting in a given sector or security than its benchmark index. Underweight means that a fund holds a lower weighting.
*
Not held at December 31, 2022.

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	| 5

Portfolio Summary(Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/22	12/31/21
Common Stocks	99%	100%
Cash Equivalents	1%	0%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	12/31/22	12/31/21
Information Technology	28%	30%
Health Care	23%	23%
Financials	11%	12%
Consumer Discretionary	10%	10%
Communication Services	8%	8%
Materials	6%	2%
Energy	5%	1%
Industrials	5%	5%
Consumer Staples	4%	9%
	100%	100%
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 7.
Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com, and is available free of charge by contacting your financial intermediary, or if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.

6 |	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

Investment Portfolioas of December 31, 2022

	Shares	Value ($)
Common Stocks 99.2%
Communication Services 8.1%
Interactive Media & Services 4.6%
Alphabet, Inc. "A"*	61,641	5,438,585
Media 3.5%
Fox Corp. "A"	110,454	3,354,488
TEGNA, Inc.	38,242	810,348
		4,164,836
Consumer Discretionary 10.3%
Hotels, Restaurants & Leisure 1.1%
Boyd Gaming Corp.	24,908	1,358,233
Household Durables 5.3%
D.R. Horton, Inc.	50,557	4,506,651
Garmin Ltd.	19,321	1,783,135
		6,289,786
Specialty Retail 2.5%
AutoNation, Inc.*	10,451	1,121,392
Lowe's Companies, Inc.	4,662	928,857
Signet Jewelers Ltd.	13,258	901,544
		2,951,793
Textiles, Apparel & Luxury Goods 1.4%
Capri Holdings Ltd.*	16,007	917,521
Tapestry, Inc.	19,892	757,488
		1,675,009
Consumer Staples 4.4%
Food & Staples Retailing 0.5%
Kroger Co.	13,450	599,601
Food Products 2.9%
Tyson Foods, Inc. "A"	55,044	3,426,489
Tobacco 1.0%
Altria Group, Inc.	25,912	1,184,438
Energy 5.2%
Oil, Gas & Consumable Fuels
ConocoPhillips	5,007	590,826
Coterra Energy, Inc.	38,185	938,206
Exxon Mobil Corp.	3,446	380,094
Marathon Petroleum Corp.	11,082	1,289,834
Pioneer Natural Resources Co.	8,836	2,018,054
Valero Energy Corp.	7,655	971,113
		6,188,127
Financials 11.1%
Banks 4.0%
Bank of America Corp.	9,504	314,772
Citigroup, Inc.	14,654	662,800
	Shares	Value ($)
JPMorgan Chase & Co.	17,459	2,341,252
U.S. Bancorp.	34,519	1,505,374
		4,824,198
Capital Markets 0.7%
State Street Corp.	10,201	791,292
Consumer Finance 6.4%
Capital One Financial Corp.	33,140	3,080,694
Discover Financial Services	28,284	2,767,024
Synchrony Financial	54,052	1,776,149
		7,623,867
Health Care 22.4%
Biotechnology 5.9%
AbbVie, Inc.	5,965	964,004
Gilead Sciences, Inc.	30,850	2,648,472
Regeneron Pharmaceuticals, Inc.*	3,673	2,650,033
Vertex Pharmaceuticals, Inc.*	2,641	762,668
		7,025,177
Health Care Equipment & Supplies 2.9%
Hologic, Inc.*	29,499	2,206,820
Medtronic PLC	15,571	1,210,178
		3,416,998
Health Care Providers & Services 2.2%
HCA Healthcare, Inc.	1,848	443,446
Laboratory Corp. of America Holdings	7,871	1,853,463
Tenet Healthcare Corp.*	7,142	348,459
		2,645,368
Pharmaceuticals 11.4%
Bristol-Myers Squibb Co.	74,084	5,330,344
Johnson & Johnson	14,308	2,527,508
Merck & Co., Inc.	13,959	1,548,751
Pfizer, Inc.	75,216	3,854,068
Viatris, Inc.	27,364	304,561
		13,565,232
Industrials 4.6%
Air Freight & Logistics 2.8%
C.H. Robinson Worldwide, Inc.	3,794	347,379
Expeditors International of Washington, Inc.	28,170	2,927,426
		3,274,805
Professional Services 1.8%
ManpowerGroup, Inc.	10,075	838,341
Robert Half International, Inc.	17,791	1,313,509
		2,151,850
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	| 7

	Shares	Value ($)
Information Technology 27.6%
Communications Equipment 2.6%
Cisco Systems, Inc.	65,521	3,121,420
Electronic Equipment, Instruments & Components 1.6%
Flex Ltd.*	18,598	399,113
Jabil, Inc.	21,968	1,498,218
		1,897,331
IT Services 9.0%
Amdocs Ltd.	24,139	2,194,235
Cognizant Technology Solutions Corp. "A"	90,072	5,151,218
Fidelity National Information Services, Inc.	7,370	500,055
Global Payments, Inc.	11,672	1,159,263
SS&C Technologies Holdings, Inc.	33,458	1,741,823
		10,746,594
Semiconductors & Semiconductor Equipment 5.8%
Broadcom, Inc.	1,811	1,012,585
KLA Corp.	5,366	2,023,143
QUALCOMM, Inc.	35,028	3,850,978
		6,886,706
Software 4.7%
Microsoft Corp.	21,023	5,041,736
Oracle Corp.	5,874	480,140
		5,521,876
Technology Hardware, Storage & Peripherals 3.9%
Apple, Inc.	30,216	3,925,965
	Shares	Value ($)
Hewlett Packard Enterprise Co.	23,089	368,500
HP, Inc.	12,403	333,269
		4,627,734
Materials 5.5%
Chemicals 3.8%
LyondellBasell Industries NV "A"	32,557	2,703,207
Olin Corp.	24,136	1,277,760
The Mosaic Co.	13,517	592,991
		4,573,958
Containers & Packaging 0.3%
Westrock Co.	8,359	293,902
Metals & Mining 1.4%
Nucor Corp.	13,054	1,720,648
Total Common Stocks (Cost $121,153,793)		117,985,853
Cash Equivalents 1.0%
DWS Central Cash Management Government Fund, 4.2% (a) (Cost $1,132,870)	1,132,870	1,132,870

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $122,286,663)	100.2	119,118,723
Other Assets and Liabilities, Net	(0.2)	(186,724)
Net Assets	100.0	118,931,999
A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2022 are as follows:
Value ($) at 12/31/2021	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2022	Value ($) at 12/31/2022
Securities Lending Collateral 0.0%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 4.07% (a) (b)
763,000	—	763,000 (c)	—	—	97	—	—	—
Cash Equivalents 1.0%
DWS Central Cash Management Government Fund, 4.2% (a)
572,173	9,666,238	9,105,541	—	—	11,086	—	1,132,870	1,132,870
1,335,173	9,666,238	9,868,541	—	—	11,183	—	1,132,870	1,132,870

*	Non-income producing security.
(a)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(b)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(c)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended December 31, 2022.
The accompanying notes are an integral part of the financial statements.

8 |	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of December 31, 2022 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$ 117,985,853	$ —	$ —	$ 117,985,853
Short-Term Investments	1,132,870	—	—	1,132,870
Total	$119,118,723	$—	$—	$119,118,723

(a)	See Investment Portfolio for additional detailed categorizations.
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	| 9

Statement of
Assets and Liabilities
Statement of Operations

as of December 31, 2022

Assets
Investments in non-affiliated securities, at value (cost $121,153,793)	$ 117,985,853
Investment in DWS Central Cash Management Government Fund (cost $1,132,870)	1,132,870
Cash	10,000
Receivable for Fund shares sold	158
Dividends receivable	103,853
Interest receivable	2,219
Other assets	2,328
Total assets	119,237,281
Liabilities
Payable for Fund shares redeemed	163,751
Accrued management fee	50,535
Accrued Trustees' fees	3,156
Other accrued expenses and payables	87,840
Total liabilities	305,282
Net assets, at value	$118,931,999
Net Assets Consist of
Distributable earnings (loss)	(2,671,728)
Paid-in capital	121,603,727
Net assets, at value	$118,931,999
Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($116,471,284 ÷ 8,866,757 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 13.14
Class B
Net Asset Value, offering and redemption price per share ($2,460,715 ÷ 186,623 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 13.19
for the year ended December 31, 2022

Investment Income
Income:
Dividends	$ 2,967,866
Income distributions — DWS Central Cash Management Government Fund	11,086
Securities lending income, net of borrower rebates	97
Total income	2,979,049
Expenses:
Management fee	775,124
Administration fee	125,312
Services to shareholders	1,177
Record keeping fee (Class B)	1,810
Distribution service fee (Class B)	6,905
Custodian fee	4,457
Professional fees	77,464
Reports to shareholders	25,743
Trustees' fees and expenses	8,340
Other	6,681
Total expenses before expense reductions	1,033,013
Expense reductions	(184,439)
Total expenses after expense reductions	848,574
Net investment income	2,130,475
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(1,438,266)
Change in net unrealized appreciation (depreciation) on investments	(23,764,440)
Net gain (loss)	(25,202,706)
Net increase (decrease) in net assets resulting from operations	$(23,072,231)
The accompanying notes are an integral part of the financial statements.

10 |	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2022	2021
Operations:
Net investment income	$ 2,130,475	$ 2,352,177
Net realized gain (loss)	(1,438,266)	18,442,647
Change in net unrealized appreciation (depreciation)	(23,764,440)	13,221,244
Net increase (decrease) in net assets resulting from operations	(23,072,231)	34,016,068
Distributions to shareholders:
Class A	(4,211,106)	(2,764,720)
Class B	(84,944)	(57,047)
Total distributions	(4,296,050)	(2,821,767)
Fund share transactions:
Class A
Proceeds from shares sold	2,424,947	2,809,896
Reinvestment of distributions	4,211,106	2,764,720
Payments for shares redeemed	(12,164,638)	(16,851,304)
Net increase (decrease) in net assets from Class A share transactions	(5,528,585)	(11,276,688)
Class B
Proceeds from shares sold	160,562	275,751
Reinvestment of distributions	84,944	57,047
Payments for shares redeemed	(429,240)	(927,960)
Net increase (decrease) in net assets from Class B share transactions	(183,734)	(595,162)
Increase (decrease) in net assets	(33,080,600)	19,322,451
Net assets at beginning of period	152,012,599	132,690,148
Net assets at end of period	$118,931,999	$152,012,599

Other Information
Class A
Shares outstanding at beginning of period	9,269,906	10,025,875
Shares sold	175,252	195,672
Shares issued to shareholders in reinvestment of distributions	301,655	194,562
Shares redeemed	(880,056)	(1,146,203)
Net increase (decrease) in Class A shares	(403,149)	(755,969)
Shares outstanding at end of period	8,866,757	9,269,906
Class B
Shares outstanding at beginning of period	201,242	240,926
Shares sold	10,442	19,004
Shares issued to shareholders in reinvestment of distributions	6,050	3,989
Shares redeemed	(31,111)	(62,677)
Net increase (decrease) in Class B shares	(14,619)	(39,684)
Shares outstanding at end of period	186,623	201,242
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	| 11

Financial Highlights
DWS CROCI® U.S. VIP — Class A
	Years Ended December 31,
	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$16.05	$12.92	$16.12	$13.46	$16.64
Income (loss) from investment operations:
Net investment income[a]	.23	.24	.28	.31	.29
Net realized and unrealized gain (loss)	(2.68)	3.17	(2.47)	3.92	(1.89)
Total from investment operations	(2.45)	3.41	(2.19)	4.23	(1.60)
Less distributions from:
Net investment income	(.25)	(.28)	(.31)	(.30)	(.41)
Net realized gains	(.21)	—	(.70)	(1.27)	(1.17)
Total distributions	(.46)	(.28)	(1.01)	(1.57)	(1.58)
Net asset value, end of period	$13.14	$16.05	$12.92	$16.12	$13.46
Total Return (%)[b]	(15.40)	26.69	(12.16)	32.95	(10.50)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	116	149	130	153	125
Ratio of expenses before expense reductions (%)[c]	.79	.78	.84	.84	.84
Ratio of expenses after expense reductions (%)[c]	.65	.71	.69	.70	.72
Ratio of net investment income (%)	1.66	1.62	2.28	2.13	1.89
Portfolio turnover rate (%)	60	99	122	111	100

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

12 |	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

DWS CROCI® U.S. VIP — Class B
	Years Ended December 31,
	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$16.11	$12.97	$16.17	$13.50	$16.67
Income (loss) from investment operations:
Net investment income[a]	.19	.19	.24	.27	.24
Net realized and unrealized gain (loss)	(2.69)	3.19	(2.47)	3.92	(1.88)
Total from investment operations	(2.50)	3.38	(2.23)	4.19	(1.64)
Less distributions from:
Net investment income	(.21)	(.24)	(.27)	(.25)	(.36)
Net realized gains	(.21)	—	(.70)	(1.27)	(1.17)
Total distributions	(.42)	(.24)	(.97)	(1.52)	(1.53)
Net asset value, end of period	$13.19	$16.11	$12.97	$16.17	$13.50
Total Return (%)[b]	(15.67)	26.27	(12.41)	32.49	(10.71)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	3	3	4	3
Ratio of expenses before expense reductions (%)[c]	1.12	1.10	1.16	1.16	1.16
Ratio of expenses after expense reductions (%)[c]	.97	1.02	1.00	1.02	1.04
Ratio of net investment income (%)	1.33	1.33	1.96	1.82	1.55
Portfolio turnover rate (%)	60	99	122	111	100

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	| 13

Notes to Financial Statements
A.
Organization and Significant Accounting Policies
DWS CROCI® U.S. VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.
Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and recordkeeping fees equal to an annual rate of up to 0.25% and of up to 0.15%, respectively, of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.
The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
The Fund’s Board has designated DWS Investment Management Americas, Inc. (the “Advisor”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor's Pricing Committee (the “Pricing Committee”) typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5). The Advisor has adopted fair valuation procedures that provide methodologies for fair valuing securities.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Pricing Committee and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

14 |	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended December 31, 2022, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.07% annualized effective rate as of December 31, 2022) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
As of December 31, 2022, the Fund had no securities on loan.
Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.
At December 31, 2022, the Fund had net tax basis capital loss carryforwards of approximately $1,311,000 of short-term losses, which may be applied against realized net taxable capital gains indefinitely.
The Fund has reviewed the tax positions for the open tax years as of December 31, 2022 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	| 15

may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At December 31, 2022, the Fund's components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$ 2,070,015
Capital loss carryforwards	$ (1,311,000)
Net unrealized appreciation (depreciation) on investments	$ (3,430,841)
At December 31, 2022, the aggregate cost of investments for federal income tax purposes was $122,549,564. The net unrealized depreciation for all investments based on tax cost was $3,430,841. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $8,848,959 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $12,279,800.
In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended December 31,
	2022	2021
Distributions from ordinary income*	$ 2,878,028	$ 2,821,767
Distributions from long-term capital gains	$ 1,418,022	$ —

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.
B.
Purchases and Sales of Securities
During the year ended December 31, 2022, purchases and sales of investment securities (excluding short-term investments) aggregated $76,919,066 and $85,213,999, respectively.
C.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

16 |	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million of the Fund’s average daily net assets	.600%
Next $750 million of such net assets	.575%
Next $1.5 billion of such net assets	.550%
Next $2.5 billion of such net assets	.525%
Next $2.5 billion of such net assets	.500%
Next $2.5 billion of such net assets	.475%
Next $2.5 billion of such net assets	.450%
Over $12.5 billion of such net assets	.425%
Accordingly, for the year ended December 31, 2022, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.60% of the Fund’s average daily net assets.
For the period from January 1, 2022 through April 30, 2023, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	.65%
Class B	.97%
For the year ended December 31, 2022, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$ 180,317
Class B	4,122
$ 184,439
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2022, the Administration Fee was $125,312, of which $10,012 is unpaid.
Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and SS&C GIDS, Inc. (“SS&C”) (name changed from DST Systems, Inc. effective January 1, 2023), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to SS&C. DSC compensates SS&C out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2022, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at December 31, 2022
Class A	$ 510	$ 83
Class B	317	58
	$ 827	$ 141
Distribution Service Agreement. Under the Fund’s Class B 12b-1 plan, DWS Distributors, Inc. (“DDI”) received a fee (“Distribution Service Fee”) of up to 0.25% of average daily net assets of Class B shares. For the year ended December 31, 2022, the Distribution Service Fee aggregated $6,905, of which $536 is unpaid.

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	| 17

Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended December 31, 2022, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $1,214, of which $108 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.
Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended December 31, 2022, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $7.
D.
Ownership of the Fund
At December 31, 2022, one participating insurance company was owner of record of 10% or more of the total outstanding Class A shares of the Fund, owning 95%. Two participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 60% and 18%, respectively.
E.
Line of Credit
The Fund and other affiliated funds (the “Participants”) share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2022.

18 |	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Variable Series II and Shareholders of DWS CROCI® U.S. VIP:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS CROCI® U.S. VIP (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series II) (the “Trust”), including the investment portfolio, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series II) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
February 13, 2023

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	| 19

Information About Your Fund’s Expenses (Unaudited)
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2022 to December 31, 2022).
The tables illustrate your Fund’s expenses in two ways:
—
Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.
—
Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended December 31, 2022

Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/22	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/22	$ 1,034.60	$ 1,033.70
Expenses Paid per $1,000*	$ 3.33	$ 4.97
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/22	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/22	$ 1,021.93	$ 1,020.32
Expenses Paid per $1,000*	$ 3.31	$ 4.94

*
Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	.65%	.97%
For more information, please refer to the Fund’s prospectus.
These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

20 |	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

Tax Information (Unaudited)
The Fund paid distributions of $0.16 per share from net long-term capital gains during its year ended December 31, 2022.
For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended December 31, 2022, qualified for the dividends received deduction.
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.
Proxy Voting
The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	| 21

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS CROCI® U.S. VIP's (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2022.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—
During the entire process, all of the Fund's Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”).
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—
In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2021, the Fund’s performance (Class A shares) was in the 2nd quartile, 4th quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the

22 |	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2021.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were equal to the median of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2021). The Board noted that, effective October 1, 2020, in connection with the 2020 contract renewal process, DIMA agreed to reduce the Fund’s contractual management fee at each breakpoint by 0.05%. The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2021, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board noted that DIMA pays a licensing fee to an affiliate related to the Fund’s use of the CROCI® strategy. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	| 23

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

24 |	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

Board Members and Officers
The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.
The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.
Independent Board Members/Independent Advisory Board Members

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods designer and distributor); former Chairman, National Association of Small Business Investment Companies; Former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds)	69	—
John W. Ballantine (1946) Board Member since 1999
Retired; formerly, Executive Vice President and Chief Risk Management
Officer, First Chicago NBD Corporation/The First National Bank of Chicago
(1996–1998); Executive Vice President and Head of International Banking
(1995–1996); Not-for-Profit Directorships: Window to the World
Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago;
Former Directorships: Director and Chairman of the Board, Healthways,
Inc.[2] (population wellbeing and wellness services) (2003–2014); Stockwell
Capital Investments PLC (private equity); Enron Corporation; FNB
Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak
Brook Bank; Portland General Electric[2] (utility company (2003–2021); and
Prisma Energy International; Former Not-for-Profit Directorships: Public
Radio International; Palm Beach Civic Assn.
		69	—
Dawn-Marie Driscoll (1946) Board Member since 1987
Advisory Board and former Executive Fellow, Hoffman Center for Business
Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm)
(1988–1990); Vice President of Corporate Affairs and General Counsel,
Filene’s (retail) (1978–1988); Directorships: Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); Former Directorships: ICI Mutual Insurance Company
(2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012),
Investment Company Institute (audit, executive, nominating committees)
and Independent Directors Council (governance, executive committees)
		69	—
Richard J. Herring (1946) Board Member since 1990
Jacob Safra Professor of International Banking and Professor of Finance,
The Wharton School, University of Pennsylvania (since July 1972);
formerly: Director, The Wharton Financial Institutions Center (1994–2020);
Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and
Director, The Lauder Institute of International Management Studies
(2000–2006); Member FDIC Systemic Risk Advisory Committee since
2011, member Systemic Risk Council since 2012 and member of the
Advisory Board at the Yale Program on Financial Stability since 2013;
Former Directorships: Co-Chair of the Shadow Financial Regulatory
Committee (2003–2015), Executive Director of The Financial Economists
Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013),
Director of The Aberdeen Singapore Fund (2007–2018), Director, The
Aberdeen Japan Fund (2007-2021) and Nonexecutive Director of Barclays
Bank DE (2010–2018)
		69	—

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	| 25

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Chad D. Perry (1972) Board Member or Advisory Board Member since 2021[3]	Executive Vice President, General Counsel and Secretary, Tanger Factory Outlet Centers, Inc.[2] (since 2011); formerly Executive Vice President and Deputy General Counsel, LPL Financial Holdings Inc.[2] (2006–2011); Senior Corporate Counsel, EMC Corporation (2005–2006); Associate, Ropes & Gray LLP (1997–2005)	21[4]	Director - Great Elm Capital Corp. (business development company) (since 2022)
Rebecca W. Rimel (1951) Board Member since 1995
Director, The Bridgespan Group (nonprofit organization) (since October
2020); formerly: Executive Vice President, The Glenmede Trust Company
(investment trust and wealth management) (1983–2004); Board Member,
Investor Education (charitable organization) (2004–2005); Former
Directorships: Trustee, Executive Committee, Philadelphia Chamber of
Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June
2007); Trustee, Thomas Jefferson Foundation (charitable organization)
(1994–2012); President, Chief Executive Officer and Director (1994–2020)
and Senior Advisor (2020-2021), The Pew Charitable Trusts (charitable organization); Director, BioTelemetry Inc.[2] (acquired by Royal Philips in
2021) (healthcare) (2009–2021); Director, Becton Dickinson and Company[2]
(medical technology company) (2012-2022)
		69	—
Catherine Schrand (1964) Board Member since 2021*	Celia Z. Moh Professor of Accounting (since 2016) and Professor of Accounting (since 1994), The Wharton School, University of Pennsylvania; formerly Vice Dean, Wharton Doctoral Programs (2016–2019)	69	—
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Former Directorships: Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	69	—
Officers5

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[7] (1974) President and Chief Executive Officer, 2017–present
Fund Administration (Head since 2017), DWS; Secretary, DWS USA Corporation (2018–present);
Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service
Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc.
(2018–present); Director and President, DB Investment Managers, Inc. (2018–present); President and
Chief Executive Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central
and Eastern Europe Fund, Inc. (2017–present); formerly: Vice President for the Deutsche funds
(2016–2017); Assistant Secretary for the DWS funds (2013–2019); Assistant Secretary, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc.
(2013–2020); Directorships: Interested Director, The European Equity Fund, Inc., The New Germany Fund,
Inc. and The Central and Eastern Europe Fund, Inc. (since June 25, 2020); ICI Mutual Insurance Company
(since October 16, 2020); and Episcopalian Charities of New York (2018–present)

John Millette[8] (1962) Vice President and Secretary, 1999–present
Legal (Associate General Counsel), DWS; Chief Legal Officer, DWS Investment Management Americas,
Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); Secretary, DBX
ETF Trust (2020–present); Vice President, DBX Advisors LLC (2021–present); Secretary, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc.
2011–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017); and
Assistant Secretary, DBX ETF Trust (2019–2020)

Ciara Crawford[9] (1984) Assistant Secretary, 2019–present	Fund Administration (Specialist), DWS (2015–present); formerly, Legal Assistant at Accelerated Tax Solutions
Diane Kenneally[8] (1966) Chief Financial Officer and Treasurer, 2018–present
Fund Administration Treasurer's Office (Co-Head since 2018), DWS; Treasurer, Chief Financial Officer and
Controller, DBX ETF Trust (2019–present); Treasurer and Chief Financial Officer, The European Equity
Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present);
formerly: Assistant Treasurer for the DWS funds (2007–2018)

Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Fund Administration Tax (Head), DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present
Fund Administration Treasurer's Office (Co-Head since 2018), DWS; Director and Vice President, DWS
Trust Company (2018–present); Assistant Treasurer, DBX ETF Trust (2019–present); Assistant Treasurer,
The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund,
Inc. (2018–present)

Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present
Anti-Financial Crime & Compliance US (Senior Team Lead), DWS; Chief Compliance Officer, The
European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund,
Inc. (2016–present)

26 |	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present
Legal (Senior Team Lead), DWS; Assistant Secretary, DBX ETF Trust (2020–present); Chief Legal Officer,
DBX Advisors LLC (2020–present); Chief Legal Officer, The European Equity Fund, Inc., The New
Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012–present); formerly: Secretary,
Deutsche AM Distributors, Inc. (2002–2017); Secretary, Deutsche AM Service Company (2010–2017);
and Chief Legal Officer, DBX Strategic Advisors LLC (2020–2021)

Christian Rijs[7] (1980) Anti-Money Laundering Compliance Officer, since October 6, 2021
Senior Team Lead Anti-Financial Crime and Compliance, DWS; AML Officer, DWS Trust Company (since
November 2, 2021); AML Officer, DBX ETF Trust (since October 21, 2021); AML Officer, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since
November 12, 2021); formerly: DWS UK & Ireland Head of Anti-Financial Crime and MLRO

*
Ms. Schrand was an Advisory Board Member for certain funds in the DWS Fund Complex for the period from November 18, 2021 to
December 31, 2022 and was elected as a Full Board Member as of January 1, 2023 for all funds in the DWS Fund Complex.

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[3]
Mr. Perry is an Advisory Board Member of Deutsche DWS Asset Allocation Trust, Deutsche DWS Equity 500 Index Portfolio,
Deutsche DWS Global/International Fund, Inc., Deutsche DWS Income Trust, Deutsche DWS Institutional Funds, Deutsche DWS
International Fund, Inc., Deutsche DWS Investment Trust, Deutsche DWS Investments VIT Funds, Deutsche DWS Money Market
Trust, Deutsche DWS Municipal Trust, Deutsche DWS Portfolio Trust, Deutsche DWS Securities Trust, Deutsche DWS Tax Free Trust,
Deutsche DWS Variable Series I and Government Cash Management Portfolio. Mr. Perry is a Board Member of each other Trust.

[4]
Mr. Perry oversees 21 funds in the DWS Fund Complex as a Board Member of various Trusts. Mr. Perry is an Advisory Board
Member of various Trusts/Corporations comprised of 48 funds in the DWS Fund Complex.

[5]
As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons”
of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[6]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
[7]	Address: 875 Third Avenue, New York, NY 10022.
[8]	Address: 100 Summer Street, Boston, MA 02110.
[9]	Address: 5201 Gate Parkway, Jacksonville, FL 32256.
Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.
The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	| 27

VS2CUS-2 (R-025833-12 2/23)

December 31, 2022
Annual Report
Deutsche DWS Variable Series II
DWS Global Income Builder VIP

Contents
3	Performance Summary
5	Management Summary
7	Portfolio Summary
8	Investment Portfolio
20	Statement of Assets and Liabilities
21	Statement of Operations
22	Statements of Changes in Net Assets
23	Financial Highlights
25	Notes to Financial Statements
34	Report of Independent Registered Public Accounting Firm
35	Information About Your Fund's Expenses
36	Tax Information
36	Proxy Voting
37	Advisory Agreement Board Considerations and Fee Evaluation
40	Board Members and Officers
This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
Although allocation among different asset categories generally limits risk, fund management may favor an asset category that underperforms other assets or markets as a whole. Stocks may decline in value. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Please read the prospectus for details.
War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and, in the future, may lead to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Fund and its investments.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148
NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE
NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

Performance SummaryDecember 31, 2022 (Unaudited)
Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.
The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2022 are 0.62% and 1.06% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment

Yearly periods ended December 31
MSCI All Country World Index is an unmanaged equity index which captures large and mid-capitalization representation across 23 developed markets and 24 emerging markets countries. It covers approximately 85% of the global investable equity opportunity set.
The Blended Index 60/40 consists of a blend of 60% MSCI All Country World Index and 40% Bloomberg U.S. Universal Index.
Bloomberg U.S. Universal Index measures the performance of U.S. dollar-denominated taxable bonds that are rated either investment grade or high yield. The index includes U.S. Treasury bonds, investment-grade and high yield U.S. corporate bonds, mortgage-backed securities, and Eurodollar bonds.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
The Advisor believes the additional Blended Index 60/40 and Bloomberg U.S. Universal Index, collectively, reflect the Fund’s asset allocations and generally represent the Fund’s overall investment process.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	| 3

Comparative Results
DWS Global Income Builder VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$8,502	$10,214	$11,333	$16,837
	Average annual total return	–14.98%	0.71%	2.53%	5.35%
MSCI All Country World Index	Growth of $10,000	$8,164	$11,250	$12,901	$21,545
	Average annual total return	–18.36%	4.00%	5.23%	7.98%
Blended Index 60/40	Growth of $10,000	$8,409	$10,566	$11,917	$17,157
	Average annual total return	–15.91%	1.85%	3.57%	5.55%
Bloomberg U.S. Universal Index	Growth of $10,000	$8,701	$9,257	$10,091	$11,415
	Average annual total return	–12.99%	–2.54%	0.18%	1.33%

Comparative Results
DWS Global Income Builder VIP		1-Year	3-Year	Life of Class*
Class B	Growth of $10,000	$8,476	$10,111	$11,412
	Average annual total return	–15.24%	0.37%	2.87%
MSCI All Country World Index	Growth of $10,000	$8,164	$11,250	$12,903
	Average annual total return	–18.36%	4.00%	5.61%
Blended Index 60/40	Growth of $10,000	$8,409	$10,566	$12,009
	Average annual total return	–15.91%	1.85%	6.88%
Bloomberg U.S. Universal Index	Growth of $10,000	$8,701	$9,257	$10,304
	Average annual total return	–12.99%	–2.54%	0.64%
The growth of $10,000 is cumulative.

*	Class B commenced operations on May 1, 2018.

4 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

Management Summary December 31, 2022 (Unaudited)
The Fund returned -14.98% during the 12 months ended December 31, 2022 (Class A shares, unadjusted for contract charges), outperforming the -15.91% return of the Blended Index 60/40. The index consists of a blend of 60% MSCI All Country World Index and 40% Bloomberg U.S. Universal Index. The two indexes returned -18.36% and -12.99%, respectively. Since the Fund invests in stocks, bonds, and alternative assets and the MSCI All Country World Index and Bloomberg U.S. Universal Index invest entirely in stocks and bonds, respectively, we measure our performance relative to the Blended Index 60/40.
The financial markets experienced broad-based weakness in 2022 in response to a wide range of unfavorable headlines. Persistent inflation prompted the U.S. Federal Reserve and other major central banks to tighten monetary policy by ending their quantitative easing programs and raising interest rates aggressively. The sharp increase in rates, in turn, fueled worries that economic growth and corporate earnings could slow. Investor sentiment was also pressured by events overseas, including Russia’s invasion of Ukraine and the Chinese government’s growth-restricting policies. These developments weighed heavily on asset prices, with equities and bonds both suffering sizable losses.
Consistent with this environment, the Fund posted a negative return in 2022. It outperformed the Blended Index 60/40, however, due largely to relative strength in the stock portfolio versus the MSCI World Index. Sector allocation, particularly an overweight in energy and an underweight in consumer discretionary, added value in equities. Country allocation was also a plus, led by an overweight in Canada. Stock selection was a further contributor, as our emphasis on higher-quality, dividend-paying companies proved helpful in the challenging environment. Our hedging activity in equities also contributed due to short positions in U.S. and European equity futures. (The value of a short position rises when the price of the underlying asset declines.) However, the contribution was partially offset by the adverse effect of a long position in the emerging markets.
The Fund’s bond portfolio lost ground in absolute terms and trailed the Bloomberg U.S. Universal Index. We maintained overweights in investment-grade corporates, high-yield bonds, and emerging-market debt, all of which underperformed at a time of elevated investor risk aversion. On the other hand, an underweight to duration (interest-rate sensitivity) contributed positively. The portfolio’s yield curve positioning, which favored short-term debt over longer-term issues, was a further plus. We achieved the Fund’s duration and yield curve positioning partially through the use of derivatives.
We maintained an allocation to convertible securities and preferred stocks in lieu of bonds, with the goal of providing an additional source of yield with a lower degree of interest rate sensitivity than traditional fixed-income assets. This aspect of our strategy detracted from performance in 2022. Convertibles were pressured by the high representation of growth companies among the category’s issuers, while preferreds were hurt by the broader decline in the equity market.
We remained in a defensive posture at year-end. Although sentiment improved somewhat in the fourth quarter, a wide range of risks continued to hang over the market. Among these were the possibility of slower growth, continued policy tightening by the Fed, and the chance that earnings expectations are still too high. With that said, we have a very flexible approach and will be on the lookout to add risk back to the portfolio if inflation falls more quickly than expected, or if China’s reopening helps forestall a potential global recession. While we think adaptability is always a favorable attribute, we believe it’s particularly important now given the wide range of possible outcomes for the world economy in the year ahead.
Dokyoung Lee, CFA, Regional Head of Multi Asset & Solutions
Di Kumble, CFA, Senior Portfolio Manager Equity
Thomas M. Farina, CFA, Head of Investment Strategy Fixed Income
Darwei Kung, Head of Investment Strategy Liquid Real Assets
Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	| 5

Terms to Know
Blended Index 60/40 consists of a blend of 60% MSCI All Country World Index and 40% Bloomberg Barclays U.S. Universal Index.
MSCI All Country World Index is an unmanaged equity index which captures large and mid-capitalization representation across 23 developed markets and 24 emerging markets countries. It covers approximately 85% of the global investable equity opportunity set.
Bloomberg U.S. Universal Index measures the performance of U.S. dollar-denominated taxable bonds that are rated either investment grade or high yield. The index includes U.S. Treasury bonds, investment-grade and high yield U.S. corporate bonds, mortgage-backed securities, and Eurodollar bonds.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Contribution and detraction incorporate both an investment's total return and its weighting in the Fund.
Overweight means that a fund holds a higher weighting in a given sector or security than its benchmark index. Underweight means that a fund holds a lower weighting.
Derivatives are contracts whose values can be based on a variety of instruments including indices, currencies or securities. They can be utilized for a variety of reasons including for hedging purposes; for risk management; for non-hedging purposes to seek to enhance potential gains; or as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility.
Duration, which is expressed in years, measures the sensitivity of the price of a bond or bond fund to a change in interest rates.
Convertible securities are bonds that can be exchanged for equity at a pre-stated price. Convertibles generally offer higher income than is available from a common stock, but more appreciation potential than bonds.

6 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

Portfolio Summary(Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/22	12/31/21
Equity	65%	65%
Common Stocks	59%	60%
Exchange-Traded Funds	3%	3%
Preferred Stocks	3%	2%
Warrants	0%	0%
Fixed Income	34%	32%
Corporate Bonds	20%	23%
Government & Agency Obligations	5%	1%
Asset-Backed	5%	3%
Commercial Mortgage-Backed Securities	2%	2%
Short-Term U.S. Treasury Obligation	1%	1%
Collateralized Mortgage Obligations	1%	2%
Mortgage-Backed Securities Pass-Throughs	0%	0%
Cash Equivalents	1%	3%
Cash Equivalents	1%	3%
	100%	100%

Sector Diversification (As a % of Equities, Preferred Securities, Warrants and Corporate Bonds)	12/31/22	12/31/21
Financials	22%	23%
Information Technology	17%	20%
Health Care	10%	9%
Industrials	8%	6%
Communication Services	8%	10%
Consumer Staples	8%	5%
Energy	8%	6%
Consumer Discretionary	7%	8%
Utilities	4%	5%
Real Estate	4%	4%
Materials	4%	4%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	12/31/22	12/31/21
United States	64%	63%
Japan	4%	5%
Cayman Islands	3%	1%
Canada	3%	4%
United Kingdom	3%	4%
Switzerland	3%	3%
France	2%	2%
Netherlands	2%	2%
Mexico	2%	1%
Germany	1%	2%
Australia	1%	1%
Indonesia	1%	1%
Other	11%	11%
	100%	100%
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 8.
Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com, and is available free of charge by contacting your financial intermediary, or if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	| 7

Investment Portfolioas of December 31, 2022

	Shares	Value ($)
Common Stocks 59.0%
Communication Services 5.0%
Diversified Telecommunication Services 1.4%
AT&T, Inc.	13,900	255,899
BCE, Inc.	5,150	226,273
Deutsche Telekom AG (Registered)	4,903	97,950
Spark New Zealand Ltd.	26,602	91,251
Swisscom AG (Registered)	71	38,954
Telkom Indonesia Persero Tbk PT (ADR)	1,300	31,005
Telstra Corp., Ltd.	63,371	172,159
TELUS Corp.	7,878	152,033
Verizon Communications, Inc.	11,294	444,983
		1,510,507
Entertainment 0.4%
Capcom Co., Ltd.	1,100	35,133
Netflix, Inc.*	400	117,952
Nintendo Co., Ltd.	3,560	149,240
Sea Ltd. (ADR)*	1,200	62,436
Tencent Music Entertainment Group (ADR)*	4,500	37,260
		402,021
Interactive Media & Services 1.5%
Alphabet, Inc. "A"*	6,000	529,380
Alphabet, Inc. "C"*	5,780	512,859
Autohome, Inc. ADR	1,300	39,780
Baidu, Inc. (ADR)*	300	34,314
Kakaku.com, Inc.	2,000	32,256
Kanzhun Ltd. (ADR)*	3,800	77,406
Meta Platforms, Inc. "A"*	2,100	252,714
ZoomInfo Technologies, Inc.*	1,200	36,132
		1,514,841
Media 0.7%
Comcast Corp. "A"	5,538	193,664
Interpublic Group of Companies, Inc.	4,292	142,967
Omnicom Group, Inc.	1,700	138,669
Publicis Groupe SA	2,021	128,907
Trade Desk, Inc. "A"*	1,950	87,418
		691,625
Wireless Telecommunication Services 1.0%
America Movil SAB de CV "L" (ADR)	9,200	167,440
SoftBank Corp.	73,401	829,829
Tele2 AB "B"	3,865	31,526
		1,028,795
Consumer Discretionary 4.6%
Automobiles 0.8%
Bayerische Motoren Werke AG	2,115	189,819
	Shares	Value ($)
Ford Motor Co.	4,800	55,824
Rivian Automotive, Inc.*	1,100	20,273
Tesla, Inc.*	2,654	326,920
Volkswagen AG (Preference)	433	54,162
Yamaha Motor Co., Ltd.	6,800	153,778
		800,776
Hotels, Restaurants & Leisure 0.7%
Airbnb, Inc. "A"*	300	25,650
Darden Restaurants, Inc.	2,300	318,159
La Francaise des Jeux SAEM 144A	2,807	113,205
Restaurant Brands International, Inc.	1,812	117,191
Starbucks Corp.	989	98,109
Vail Resorts, Inc.	100	23,835
		696,149
Household Durables 0.1%
Garmin Ltd.	942	86,937
Internet & Direct Marketing Retail 1.2%
Amazon.com, Inc.*	9,220	774,480
JD.com, Inc. (ADR)	2,900	162,777
Meituan (ADR)*	1,500	66,360
Pinduoduo, Inc. (ADR)*	2,300	187,565
ZOZO, Inc.	1,500	37,053
		1,228,235
Multiline Retail 0.3%
Next PLC	1,143	80,437
Target Corp.	441	65,726
Wesfarmers Ltd.	5,791	181,020
		327,183
Specialty Retail 1.2%
Best Buy Co., Inc.	3,100	248,651
Chow Tai Fook Jewellery Group Ltd.	74,800	151,949
Home Depot, Inc.	1,612	509,166
Industria de Diseno Textil SA	2,796	74,716
Lowe's Companies, Inc.	839	167,162
TJX Companies, Inc.	2,000	159,200
		1,310,844
Textiles, Apparel & Luxury Goods 0.3%
Kering SA	76	38,846
LVMH Moet Hennessy Louis Vuitton SE	204	148,884
NIKE, Inc. "B"	300	35,103
VF Corp.	3,200	88,352
		311,185
Consumer Staples 5.8%
Beverages 1.5%
Ambev SA (ADR)	133,700	363,664
Coca-Cola Co.	5,382	342,349
The accompanying notes are an integral part of the financial statements.

8 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

	Shares	Value ($)
Coca-Cola Europacific Partners PLC	6,200	342,984
Coca-Cola Femsa SAB de CV (ADR)	4,600	312,248
PepsiCo, Inc.	1,206	217,876
		1,579,121
Food & Staples Retailing 1.1%
Costco Wholesale Corp.	300	136,950
Jeronimo Martins SGPS SA	9,242	199,944
Kesko Oyj "B"	6,456	142,943
Koninklijke Ahold Delhaize NV	6,985	201,170
Kroger Co.	800	35,664
Sysco Corp.	500	38,225
Walgreens Boots Alliance, Inc.	3,920	146,451
Walmart, Inc.	1,643	232,961
		1,134,308
Food Products 0.3%
Nestle SA (Registered)	2,487	288,035
Household Products 0.6%
Clorox Co.	200	28,066
Kimberly-Clark Corp.	855	116,066
Procter & Gamble Co.	3,340	506,211
		650,343
Personal Products 0.3%
Unilever PLC	5,482	277,227
Tobacco 2.0%
British American Tobacco PLC	11,191	444,394
Imperial Brands PLC	5,865	147,490
Japan Tobacco, Inc.	48,400	977,143
Philip Morris International, Inc.	5,002	506,253
		2,075,280
Energy 4.1%
Oil, Gas & Consumable Fuels
Aker BP ASA	6,178	192,356
Canadian Natural Resources Ltd.	500	27,766
Chevron Corp.	3,153	565,932
Coterra Energy, Inc.	1,800	44,226
Enbridge, Inc.	14,200	554,996
EOG Resources, Inc.	300	38,856
Exxon Mobil Corp.	7,900	871,370
Kinder Morgan, Inc.	6,600	119,328
OMV AG	2,396	123,531
ONEOK, Inc.	11,900	781,830
Phillips 66	300	31,224
TC Energy Corp.	3,095	123,388
TotalEnergies SE	5,473	344,194
Ultrapar Participacoes SA (ADR)	24,200	58,564
Williams Companies, Inc.	9,100	299,390
		4,176,951
	Shares	Value ($)
Financials 9.4%
Banks 4.7%
Anz Group Holdings Ltd.	8,689	139,801
Banco Bilbao Vizcaya Argentaria SA	37,504	226,663
Banco de Chile (ADR)	2,900	60,378
Banco Santander Chile (ADR)	5,900	93,456
Bank Leumi Le-Israel BM	38,268	319,091
Bank of America Corp.	1,600	52,992
Bank of Nova Scotia	5,515	270,211
Canadian Imperial Bank of Commerce	3,340	135,105
Citigroup, Inc.	700	31,661
Citizens Financial Group, Inc.	1,100	43,307
Commonwealth Bank of Australia	819	57,227
DBS Group Holdings Ltd.	1,800	45,464
FinecoBank Banca Fineco SpA	9,307	154,978
Huntington Bancshares, Inc.	41,976	591,862
JPMorgan Chase & Co.	4,145	555,844
M&T Bank Corp.	200	29,012
Mizrahi Tefahot Bank Ltd.	1,123	36,389
Nordea Bank Abp	35,740	383,590
Oversea-Chinese Banking Corp., Ltd.	8,200	74,401
PNC Financial Services Group, Inc.	899	141,988
Regions Financial Corp.	8,400	181,104
Royal Bank of Canada	1,800	169,232
Shinhan Financial Group Co., Ltd. (ADR)	2,800	78,204
Skandinaviska Enskilda Banken AB "A"	9,474	109,327
Societe Generale SA	3,506	88,471
Swedbank AB "A"	3,348	56,991
Toronto-Dominion Bank	6,410	415,040
Truist Financial Corp.	2,980	128,229
U.S. Bancorp.	2,120	92,453
UniCredit SpA	2,354	33,571
Westpac Banking Corp.	3,609	57,421
		4,853,463
Capital Markets 2.4%
BlackRock, Inc.	337	238,808
Blackstone, Inc.	4,733	351,141
Charles Schwab Corp.	1,000	83,260
CME Group, Inc.	1,500	252,240
Franklin Resources, Inc.	1,700	44,846
Hargreaves Lansdown PLC	18,522	193,173
Julius Baer Group Ltd.	6,935	405,667
Morgan Stanley	1,500	127,530
Partners Group Holding AG	337	299,039
T. Rowe Price Group, Inc.	4,200	458,052
		2,453,756
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	| 9

	Shares	Value ($)
Consumer Finance 0.1%
360 DigiTech, Inc.	4,400	89,584
Diversified Financial Services 0.3%
Apollo Global Management, Inc.	4,856	309,764
Investor AB "B"	2,078	37,690
		347,454
Insurance 1.9%
Allianz SE (Registered)	669	144,351
AXA SA	8,763	244,671
Hannover Rueck SE	1,843	366,715
Medibank Private Ltd.	60,860	122,260
Ping An Insurance Group Co. of China Ltd. (ADR)	6,900	90,735
Poste Italiane SpA 144A	46,009	450,698
Zurich Insurance Group AG	1,097	525,500
		1,944,930
Health Care 6.9%
Biotechnology 1.6%
AbbVie, Inc.	3,460	559,171
Amgen, Inc.	1,392	365,595
BeiGene Ltd. (ADR)*	300	65,982
Contra Abiomed, Inc.* (a)	200	204
Gilead Sciences, Inc.	6,200	532,270
Moderna, Inc.*	300	53,886
Zai Lab Ltd. (ADR)*	1,800	55,260
		1,632,368
Health Care Equipment & Supplies 0.6%
Abbott Laboratories	2,058	225,948
Coloplast AS "B"	829	96,854
DexCom, Inc.*	800	90,592
DiaSorin SpA	267	37,342
Intuitive Surgical, Inc.*	400	106,140
Masimo Corp.*	300	44,385
		601,261
Health Care Providers & Services 0.9%
Cigna Corp.	500	165,670
CVS Health Corp.	2,169	202,129
Elevance Health, Inc.	100	51,297
UnitedHealth Group, Inc.	894	473,981
		893,077
Health Care Technology 0.0%
M3, Inc.	2,300	62,410
Life Sciences Tools & Services 0.1%
Danaher Corp.	300	79,626
Pharmaceuticals 3.7%
Bristol-Myers Squibb Co.	639	45,976
Chugai Pharmaceutical Co., Ltd.	2,017	51,482
Eisai Co., Ltd.	600	39,616
Eli Lilly & Co.	579	211,821
GSK PLC	25,793	449,577
	Shares	Value ($)
Hikma Pharmaceuticals PLC	4,233	79,931
Johnson & Johnson	2,556	451,518
Merck & Co., Inc.	5,286	586,482
Novartis AG (Registered)	4,937	446,744
Novo Nordisk AS "B"	2,186	295,451
Pfizer, Inc.	9,867	505,585
Recordati Industria Chimica E Farmaceutica SpA	1,965	81,661
Roche Holding AG (Genusschein)	708	222,339
Sanofi	1,247	120,177
Takeda Pharmaceutical Co., Ltd.	6,973	217,669
		3,806,029
Industrials 5.4%
Aerospace & Defense 0.2%
BAE Systems PLC	3,782	39,177
Lockheed Martin Corp.	300	145,947
		185,124
Air Freight & Logistics 0.7%
Deutsche Post AG (Registered)	7,264	274,858
United Parcel Service, Inc. "B"	2,702	469,716
		744,574
Commercial Services & Supplies 0.0%
Quad Graphics, Inc.*	2	8
Construction & Engineering 0.0%
Bouygues SA	1,059	31,830
Electrical Equipment 0.4%
Eaton Corp. PLC	1,016	159,461
Emerson Electric Co.	1,726	165,800
Rockwell Automation, Inc.	100	25,757
		351,018
Industrial Conglomerates 0.8%
3M Co.	4,104	492,152
CK Hutchison Holdings Ltd.	7,000	42,381
Honeywell International, Inc.	699	149,796
Siemens AG (Registered)	840	117,213
		801,542
Machinery 1.9%
Atlas Copco AB "A"	37,956	449,992
Atlas Copco AB "B"	22,358	238,984
Caterpillar, Inc.	1,300	311,428
Cummins, Inc.	1,579	382,576
Deere & Co.	100	42,876
Illinois Tool Works, Inc.	300	66,090
PACCAR, Inc.	4,000	395,880
Techtronic Industries Co., Ltd.	7,000	77,721
		1,965,547
Marine 0.3%
Kuehne & Nagel International AG (Registered)	1,168	272,425
The accompanying notes are an integral part of the financial statements.

10 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

	Shares	Value ($)
Professional Services 0.2%
Nihon M&A Center Holdings, Inc.	4,600	56,943
SGS SA (Registered)	29	67,535
Thomson Reuters Corp.	473	53,958
		178,436
Road & Rail 0.4%
Aurizon Holdings Ltd.	13,739	34,900
Canadian National Railway Co.	1,000	118,789
CSX Corp.	1,000	30,980
Old Dominion Freight Line, Inc.	200	56,756
Union Pacific Corp.	941	194,853
		436,278
Trading Companies & Distributors 0.5%
Fastenal Co.	4,618	218,524
ITOCHU Corp.	2,100	66,063
Marubeni Corp.	5,100	58,506
Mitsui & Co., Ltd.	1,100	32,050
Sumitomo Corp.	8,300	138,401
Toyota Tsusho Corp.	900	33,090
		546,634
Information Technology 12.6%
Communications Equipment 0.7%
Cisco Systems, Inc.	15,524	739,563
Electronic Equipment, Instruments & Components 0.2%
Venture Corp., Ltd.	16,200	206,271
IT Services 3.2%
Accenture PLC "A"	500	133,420
Adyen NV 144A*	53	73,543
Automatic Data Processing, Inc.	841	200,881
Block, Inc.*	1,358	85,337
Cloudflare, Inc. "A"*	1,400	63,294
EPAM Systems, Inc.*	200	65,548
Infosys Ltd. (ADR)	20,900	376,409
International Business Machines Corp.	3,702	521,575
Mastercard, Inc. "A"	676	235,066
MongoDB, Inc.*	500	98,420
Obic Co., Ltd.	300	44,077
Otsuka Corp.	2,900	91,198
Paychex, Inc.	3,695	426,994
PayPal Holdings, Inc.*	1,365	97,215
Shopify, Inc. "A"*	3,420	118,740
Snowflake, Inc. "A"*	700	100,478
Twilio, Inc. "A"*	1,207	59,095
Visa, Inc. "A"	1,400	290,864
Western Union Co.	15,100	207,927
		3,290,081
	Shares	Value ($)
Semiconductors & Semiconductor Equipment 3.3%
Advanced Micro Devices, Inc.*	700	45,339
Analog Devices, Inc.	1,244	204,053
ASML Holding NV	173	93,999
Broadcom, Inc.	749	418,788
Enphase Energy, Inc.*	255	67,565
Intel Corp.	4,171	110,240
KLA Corp.	379	142,894
Lam Research Corp.	156	65,567
Lasertec Corp.	200	32,579
Microchip Technology, Inc.	500	35,125
Monolithic Power Systems, Inc.	500	176,805
NVIDIA Corp.	2,248	328,523
QUALCOMM, Inc.	2,384	262,097
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	9,500	707,655
Texas Instruments, Inc.	3,004	496,321
Tokyo Electron Ltd.	626	184,308
		3,371,858
Software 3.0%
Adobe, Inc.*	600	201,918
Bill.com Holdings, Inc.*	500	54,480
Cadence Design Systems, Inc.*	200	32,128
Crowdstrike Holdings, Inc. "A"*	361	38,010
Fortinet, Inc.*	1,200	58,668
Intuit, Inc.	830	323,053
Microsoft Corp.	7,966	1,910,406
Oracle Corp.	414	33,840
Paycom Software, Inc.*	200	62,062
Salesforce, Inc.*	300	39,777
ServiceNow, Inc.*	558	216,655
Trend Micro, Inc.	1,300	60,622
Zscaler, Inc.*	300	33,570
		3,065,189
Technology Hardware, Storage & Peripherals 2.2%
Apple, Inc.	17,009	2,209,979
NetApp, Inc.	600	36,036
		2,246,015
Materials 1.9%
Chemicals 0.7%
Air Products & Chemicals, Inc.	488	150,431
Albemarle Corp.	100	21,686
Dow, Inc.	5,734	288,936
LyondellBasell Industries NV "A"	500	41,515
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	| 11

	Shares	Value ($)
Shin-Etsu Chemical Co., Ltd.	700	85,510
Sociedad Quimica y Minera de Chile SA (ADR)	2,200	175,648
		763,726
Containers & Packaging 0.2%
Amcor PLC	15,593	185,713
International Paper Co.	1,031	35,703
		221,416
Metals & Mining 0.9%
Mineral Resources Ltd.	3,136	165,647
Newmont Corp.	1,300	61,360
Norsk Hydro ASA	13,275	99,820
Nucor Corp.	600	79,086
POSCO Holdings, Inc. (ADR)	4,400	239,668
Steel Dynamics, Inc.	800	78,160
Sumitomo Metal Mining Co., Ltd.	4,100	144,696
		868,437
Paper & Forest Products 0.1%
UPM-Kymmene Oyj	1,381	51,756
Real Estate 2.2%
Equity Real Estate Investment Trusts (REITs) 1.9%
Ascendas Real Estate Investment Trust	40,165	82,299
Crown Castle, Inc.	573	77,722
Gaming and Leisure Properties, Inc.	8,300	432,347
Iron Mountain, Inc.	5,600	279,160
Link REIT	10,500	76,896
Simon Property Group, Inc.	5,700	669,636
VICI Properties, Inc.	8,562	277,409
		1,895,469
Real Estate Management & Development 0.3%
Daito Trust Construction Co., Ltd.	500	51,223
Sino Land Co., Ltd.	26,000	32,474
Swire Pacific Ltd. "A"	13,500	118,397
Swire Properties Ltd.	53,400	135,289
		337,383
Utilities 1.1%
Electric Utilities 0.7%
American Electric Power Co., Inc.	767	72,827
Red Electrica Corp. SA	7,381	128,527
Southern Co.	3,669	262,003
SSE PLC	9,131	189,702
		653,059
Gas Utilities 0.1%
Snam SpA	26,187	127,012
Multi-Utilities 0.3%
E.ON SE	20,209	202,523
	Shares	Value ($)
Engie SA	5,421	77,789
Sempra Energy	259	40,026
		320,338
Total Common Stocks (Cost $53,580,483)		60,525,310
Preferred Stocks 2.5%
Financials 1.8%
AGNC Investment Corp., Series C, 7.0%	14,427	364,570
Fifth Third Bancorp., Series I, 6.625%	10,000	245,200
KeyCorp., Series E, 6.125%	10,000	231,800
Morgan Stanley, Series K, 5.85%	10,000	230,100
The Goldman Sachs Group, Inc., Series J, 5.5%	17,000	419,050
Wells Fargo & Co., Series Y, 5.625%	15,000	326,850
		1,817,570
Real Estate 0.7%
Kimco Realty Corp., Series L, 5.125%	15,000	297,300
Prologis, Inc., Series Q, 8.54%	164	9,156
Simon Property Group, Inc., Series J, 8.375%	8,000	483,280
		789,736
Total Preferred Stocks (Cost $3,039,895)		2,607,306
Warrants 0.0%
Materials
Hercules Trust II, Expiration Date 3/31/2029* (a) (Cost $30,283)	170	16,944

	Principal Amount ($) (b)	Value ($)
Corporate Bonds 20.1%
Communication Services 1.8%
America Movil SAB de CV, 4.375%, 4/22/2049	300,000	256,233
AT&T, Inc.:
2.25%, 2/1/2032	80,000	62,706
3.65%, 6/1/2051	100,000	70,431
Charter Communications Operating LLC:
2.25%, 1/15/2029	120,000	96,585
3.5%, 3/1/2042	57,000	36,523
3.7%, 4/1/2051	34,000	20,674
Discovery Communications LLC, 4.0%, 9/15/2055	40,000	24,035
Grupo Televisa SAB, 5.25%, 5/24/2049	300,000	264,878
The accompanying notes are an integral part of the financial statements.

12 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

	Principal Amount ($) (b)	Value ($)
Netflix, Inc., 5.875%, 11/15/2028	140,000	141,894
Rogers Communications, Inc., 144A, 3.8%, 3/15/2032	145,000	125,128
Tencent Holdings Ltd., REG S, 2.39%, 6/3/2030	300,000	244,279
T-Mobile U.S.A., Inc.:
2.625%, 4/15/2026	90,000	82,477
3.3%, 2/15/2051	125,000	83,418
3.375%, 4/15/2029	115,000	101,289
3.6%, 11/15/2060	25,000	16,507
4.375%, 4/15/2040	60,000	51,204
5.65%, 1/15/2053	50,000	48,395
Verizon Communications, Inc.:
2.65%, 11/20/2040	40,000	26,999
3.7%, 3/22/2061	100,000	69,749
		1,823,404
Consumer Discretionary 1.0%
Ford Motor Co., 3.25%, 2/12/2032	210,000	157,488
Ford Motor Credit Co. LLC:
2.7%, 8/10/2026	230,000	199,732
2.9%, 2/16/2028	200,000	165,184
General Motors Co., 5.6%, 10/15/2032	275,000	255,474
General Motors Financial Co., Inc.:
2.35%, 1/8/2031	80,000	60,321
3.1%, 1/12/2032	90,000	70,519
Newell Brands, Inc., 6.375%, 9/15/2027	70,000	69,475
Warnermedia Holdings, Inc., 144A, 5.05%, 3/15/2042	50,000	38,254
		1,016,447
Consumer Staples 0.5%
Anheuser-Busch Companies LLC, 4.9%, 2/1/2046	28,000	25,454
Anheuser-Busch InBev Worldwide, Inc., 5.55%, 1/23/2049	121,000	119,620
JBS U.S.A. Lux SA:
144A, 2.5%, 1/15/2027	260,000	227,427
144A, 5.75%, 4/1/2033	180,000	171,681
		544,182
Energy 2.2%
Cheniere Corpus Christi Holdings LLC, 5.875%, 3/31/2025	200,000	201,215
Cheniere Energy Partners LP, 4.5%, 10/1/2029	175,000	157,364
Ecopetrol SA, 6.875%, 4/29/2030	300,000	272,050
Energy Transfer LP:
5.0%, 5/15/2050	208,000	166,177
	Principal Amount ($) (b)	Value ($)
5.75%, 2/15/2033	80,000	78,269
Enterprise Products Operating LLC:
3.3%, 2/15/2053	90,000	59,866
4.2%, 1/31/2050	144,000	113,223
Oneok, Inc., 6.1%, 11/15/2032	40,000	39,998
Petroleos Mexicanos, 6.7%, 2/16/2032	622,000	488,424
Plains All American Pipeline LP, 3.8%, 9/15/2030	50,000	43,454
Saudi Arabian Oil Co., 144A, 2.25%, 11/24/2030	625,000	513,950
Williams Companies, Inc., 4.65%, 8/15/2032	120,000	111,708
		2,245,698
Financials 6.4%
AerCap Ireland Capital DAC:
1.75%, 1/30/2026	150,000	131,967
3.4%, 10/29/2033	150,000	113,729
Air Lease Corp., 4.125%, Perpetual (c)	200,000	137,000
Aircastle Ltd., 144A, 5.25%, Perpetual (c)	130,000	100,100
Ally Financial, Inc., 4.7%, Perpetual (c)	500,000	334,375
Ares Capital Corp., 2.875%, 6/15/2027	150,000	127,128
Banco Nacional de Panama, 144A, 2.5%, 8/11/2030	200,000	160,300
Banco Santander SA, 5.294%, 8/18/2027	400,000	390,543
Bank of America Corp.:
2.972%, 2/4/2033	200,000	161,124
4.375%, Perpetual (c)	530,000	448,873
Bank of New York Mellon Corp.:
3.7%, Perpetual (c)	180,000	160,091
3.75%, Perpetual (c)	345,000	277,883
Blackstone Secured Lending Fund:
2.85%, 9/30/2028	110,000	85,407
3.625%, 1/15/2026	155,000	142,578
Capital One Financial Corp., 3.95% (d), Perpetual (c)	350,000	274,883
Citigroup, Inc.:
2.561%, 5/1/2032	40,000	31,579
3.057%, 1/25/2033	70,000	56,491
Enstar Finance LLC, 5.5%, 1/15/2042	200,000	159,858
HSBC Holdings PLC, 7.39%, 11/3/2028	200,000	210,190
JPMorgan Chase & Co., 3.328%, 4/22/2052	27,000	18,247
KKR Group Finance Co., XII LLC, 144A, 4.85%, 5/17/2032	130,000	121,373
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	| 13

	Principal Amount ($) (b)	Value ($)
Liberty Mutual Group, Inc., 144A, 5.5%, 6/15/2052	50,000	44,860
Lloyds Banking Group PLC, 4.716%, 8/11/2026	200,000	195,687
Morgan Stanley, 2.484%, 9/16/2036	141,000	102,244
PNC Financial Services Group, Inc., 3.4%, Perpetual (c)	320,000	253,600
REC Ltd., 144A, 4.75%, 5/19/2023	200,000	199,072
Societe Generale, 144A, 9.375%, 11/22/2027	260,000	266,815
Societe Generale SA:
144A, 5.375%, Perpetual (c)	250,000	202,534
144A, 6.221%, 6/15/2033	225,000	210,439
State Street Corp., 4.164%, 8/4/2033	130,000	120,085
Synchrony Bank, 5.625%, 8/23/2027	250,000	243,608
The Charles Schwab Corp., Series I, 4.0%, Perpetual (c)	265,000	229,887
The Goldman Sachs Group, Inc.:
2.908%, 7/21/2042	80,000	54,402
3.8%, Perpetual (c)	170,000	138,499
Truist Financial Corp., 4.8%, Perpetual (c)	300,000	270,076
U.S. Bancorp., 5.85%, 10/21/2033	60,000	62,288
UBS Group AG, 144A, 4.375%, Perpetual (c)	200,000	151,952
Westpac Banking Corp., 5.0%, Perpetual (c)	200,000	174,000
		6,563,767
Health Care 1.7%
Centene Corp.:
2.45%, 7/15/2028	60,000	50,643
2.625%, 8/1/2031	130,000	102,154
Charles River Laboratories International, Inc., 144A, 3.75%, 3/15/2029	300,000	265,320
CVS Health Corp., 5.05%, 3/25/2048	175,000	157,070
Elevance Health, Inc., 6.1%, 10/15/2052	30,000	31,982
HCA, Inc., 5.25%, 6/15/2026	300,000	296,379
Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/1/2026	925,000	808,913
		1,712,461
Industrials 1.7%
Adani Ports & Special Economic Zone Ltd., 144A, 4.2%, 8/4/2027	200,000	175,555
	Principal Amount ($) (b)	Value ($)
American Airlines, Inc., 144A, 5.5%, 4/20/2026	105,000	100,973
Block, Inc., 2.75%, 6/1/2026	30,000	26,802
Boeing Co., 2.196%, 2/4/2026	237,000	215,329
Delta Air Lines, Inc., 3.75%, 10/28/2029	135,000	112,215
Eaton Corp., 4.15%, 3/15/2033	80,000	74,369
Humana, Inc, 5.875%, 3/1/2033	40,000	41,292
Kraft Heinz Foods Co., 4.375%, 6/1/2046	200,000	162,521
Mileage Plus Holdings LLC, 144A, 6.5%, 6/20/2027	180,012	178,968
Oracle Corp., 6.9%, 11/9/2052	40,000	42,793
Pacificorp., 5.35%, 12/1/2053	115,000	113,815
Philip Morris International, Inc.:
5.625%, 11/17/2029	60,000	60,869
5.75%, 11/17/2032	50,000	50,971
Prime Security Services Borrower LLC, 144A, 5.25%, 4/15/2024	250,000	245,577
Thermo Fisher Scientific, 4.95%, 11/21/2032	60,000	60,846
United Rentals North America, Inc., 144A, 6.0%, 12/15/2029	110,000	109,313
		1,772,208
Information Technology 1.2%
Broadcom, Inc., 144A, 2.6%, 2/15/2033	70,000	52,542
Dell International LLC, 5.3%, 10/1/2029	85,000	83,130
HP, Inc., 5.5%, 1/15/2033	200,000	187,890
Micron Technology, Inc., 6.75%, 11/1/2029	210,000	213,313
MSCI, Inc.:
144A, 3.25%, 8/15/2033	40,000	30,890
144A, 3.625%, 9/1/2030	90,000	74,812
NXP BV:
2.65%, 2/15/2032	58,000	45,393
3.125%, 2/15/2042	60,000	40,668
Open Text Corp.:
144A, 3.875%, 2/15/2028	175,000	150,173
144A, 6.9%, 12/1/2027	50,000	50,000
Oracle Corp.:
3.6%, 4/1/2050	7,000	4,713
3.65%, 3/25/2041	118,000	87,107
SK Hynix, Inc., 144A, 1.5%, 1/19/2026	200,000	173,321
		1,193,952
The accompanying notes are an integral part of the financial statements.

14 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

	Principal Amount ($) (b)		Value ($)
Materials 1.2%
AngloGold Ashanti Holdings PLC, 3.75%, 10/1/2030		200,000	173,467
Berry Global, Inc., 1.65%, 1/15/2027		300,000	256,581
Celanese U.S. Holdings LLC:
5.9%, 7/5/2024		225,000	224,927
6.165%, 7/15/2027		290,000	286,035
MEGlobal Canada ULC, 144A, 5.0%, 5/18/2025		256,000	251,392
Suzano Austria GmbH, 2.5%, 9/15/2028		80,000	67,310
			1,259,712
Real Estate 0.2%
Boston Properties LP:
(REIT), 2.55%, 4/1/2032		75,000	57,019
6.75%, 12/1/2027		90,000	92,799
MPT Operating Partnership LP, (REIT), 3.5%, 3/15/2031		80,000	54,839
			204,657
Utilities 2.2%
CMS Energy Corp., 3.75%, 12/1/2050		400,000	301,226
Duke Energy Corp., 3.25%, 1/15/2082		250,000	182,601
Duke Energy Florida LLC, 5.95%, 11/15/2052		50,000	53,215
Enel Finance International NV, 144A, 5.0%, 6/15/2032		210,000	189,131
Eskom Holdings SOC Ltd., REG S, 6.35%, 8/10/2028		200,000	184,500
New England Power Co., 144A, 5.936%, 11/25/2052		50,000	51,414
NextEra Energy Operating Partners LP:
144A, 3.875%, 10/15/2026		190,000	173,854
144A, 4.25%, 7/15/2024		275,000	266,750
Pacific Gas and Electric Co.:
2.5%, 2/1/2031		20,000	15,518
3.25%, 6/1/2031		80,000	65,028
3.3%, 8/1/2040		70,000	47,395
5.45%, 6/15/2027		90,000	88,750
Perusahaan Listrik Negara PT, 144A, 2.875%, 10/25/2025	EUR	260,000	268,025
Sempra Energy, 4.125%, 4/1/2052		310,000	240,044
Southern Co., 3.75%, 9/15/2051		215,000	173,602
			2,301,053
Total Corporate Bonds (Cost $24,083,024)			20,637,541
	Principal Amount ($) (b)	Value ($)
Asset-Backed 4.6%
Automobile Receivables 0.2%
JPMorgan Chase Bank NA, “E”, Series 2021-1, 144A, 2.365%, 9/25/2028	199,667	192,543
Miscellaneous 4.4%
CF Hippolyta Issuer LLC, “B1”, Series 2021-1A, 144A, 1.98%, 3/15/2061	525,350	438,009
DB Master Finance LLC, “A23”, Series 2021-1A, 144A, 2.791%, 11/20/2051	1,113,750	857,973
Domino's Pizza Master Issuer LLC, “A23”, Series 2017-1A, 144A, 4.118%, 7/25/2047	323,850	296,784
Madison Park Funding XXVI Ltd., “AR”, Series 2007-4A, 144A, 3-month USD- LIBOR + 1.2%, 5.615% (e), 7/29/2030	1,100,000	1,089,537
Octagon Investment Partners Ltd., “A1R”, Series 2019-4A, 144A, 3-month USD-LIBOR + 1.15%, 5.8% (e), 5/12/2031	750,000	737,482
Venture 37 CLO Ltd., “A1R”, Series 2019-37A, 144A, 3-month USD-LIBOR + 1.15%, 5.229% (e), 7/15/2032	800,000	778,693
Wendy's Funding LLC, “A2II”, Series 2021-1A, 144A, 2.775%, 6/15/2051	415,670	323,860
		4,522,338
Total Asset-Backed (Cost $5,224,468)		4,714,881
Mortgage-Backed Securities Pass- Throughs 0.0%
Federal Home Loan Mortgage Corp., 6.0%, 3/1/2038	924	970
Federal National Mortgage Association:
4.5%, 9/1/2035	2,796	2,757
6.0%, 1/1/2024	806	803
Total Mortgage-Backed Securities Pass- Throughs (Cost $4,380)		4,530
Commercial Mortgage-Backed Securities 2.0%
Citigroup Commercial Mortgage Trust, “D”, Series 2019-PRM, 144A, 4.35%, 5/10/2036	500,000	494,667
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	| 15

	Principal Amount ($) (b)	Value ($)
Credit Suisse Commercial Mortgage Trust, “B”, Series 2020-TMIC, 144A, 1-month USD-LIBOR + 5.0%, 9.818% (e), 12/15/2035	700,000	694,420
Credit Suisse Mortgage Trust, “A”, Series 2020- TMIC, 144A, 1-month USD-LIBOR + 3.0%, 7.818% (e), 12/15/2035	700,000	697,355
Freddie Mac Multifamily Structured Credit Risk, “M2”, Series 2021-MN1, 144A, 30-day average SOFR + 3.75%, 7.678% (e), 1/25/2051	194,000	173,256
Total Commercial Mortgage-Backed Securities (Cost $2,110,968)		2,059,698
Collateralized Mortgage Obligations 0.8%
Connecticut Avenue Securities Trust:
“1M2”, Series 2019-R03, 144A, 1-month USD- LIBOR + 2.15%, 6.539% (e), 9/25/2031	6,887	6,870
“1M2”, Series 2019-R02, 144A, 1-month USD- LIBOR + 2.3%, 6.689% (e), 8/25/2031	8,594	8,583
Federal National Mortgage Association, “I”, Series 2003-84, Interest Only, 6.0%, 9/25/2033	46,286	9,060
Freddie Mac Structured Agency Credit Risk Debt Notes:
“M2”, Series 2020-DNA2, 144A, 1-month USD- LIBOR + 1.85%, 6.239% (e), 2/25/2050	429,247	428,301
“M2”, Series 2019-DNA2, 144A, 1-month USD- LIBOR + 2.45%, 6.839% (e), 3/25/2049	256,499	253,928
JPMorgan Mortgage Trust, “AM”, Series 2016-3, 144A, 3.241%, 10/25/2046	130,459	114,907
Total Collateralized Mortgage Obligations (Cost $837,883)		821,649
Government & Agency Obligations 5.2%
Sovereign Bonds 0.9%
Brazilian Government International Bond, 3.875%, 6/12/2030	200,000	173,567
	Principal Amount ($) (b)	Value ($)
Indonesia Government International Bond:
2.85%, 2/14/2030	312,000	276,938
3.85%, 10/15/2030	300,000	280,554
Perusahaan Penerbit SBSN Indonesia III, 144A, 2.8%, 6/23/2030	200,000	175,000
		906,059
U.S. Treasury Obligations 4.3%
U.S. Treasury Bonds:
1.875%, 11/15/2051	277,400	175,694
2.0%, 11/15/2041	163,100	116,457
U.S. Treasury Notes:
2.75%, 5/31/2029	2,326,900	2,161,836
2.875%, 5/15/2032	2,171,700	2,001,357
		4,455,344
Total Government & Agency Obligations (Cost $5,825,677)		5,361,403
Short-Term U.S. Treasury Obligation 1.4%
U.S. Treasury Bills, 1.998% (f), 4/20/2023 (g) (h) (Cost $1,490,926)	1,500,000	1,480,443

	Shares	Value ($)
Exchange-Traded Funds 2.8%
SPDR Bloomberg Convertible Securities ETF (Cost $2,340,555)	43,880	2,823,239
Securities Lending Collateral 0.1%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 4.07% (i) (j) (Cost $82,000)	82,000	82,000
Cash Equivalents 1.1%
DWS Central Cash Management Government Fund, 4.2% (i) (Cost $1,133,981)	1,133,981	1,133,981

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $99,784,523)	99.6	102,268,925
Other Assets and Liabilities, Net	0.4	400,057
Net Assets	100.0	102,668,982
The accompanying notes are an integral part of the financial statements.

16 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2022 are as follows:
Value ($) at 12/31/2021	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2022	Value ($) at 12/31/2022
Securities Lending Collateral 0.1%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 4.07% (i) (j)
4,062,127	—	3,980,127 (k)	—	—	20,958	—	82,000	82,000
Cash Equivalents 1.1%
DWS Central Cash Management Government Fund, 4.2% (i)
1,914,561	43,112,263	43,892,843	—	—	30,109	—	1,133,981	1,133,981
5,976,688	43,112,263	47,872,970	—	—	51,067	—	1,215,981	1,215,981

*	Non-income producing security.
(a)	Investment was valued using significant unobservable inputs.
(b)	Principal amount stated in U.S. dollars unless otherwise noted.
(c)	Perpetual, callable security with no stated maturity date.
(d)
All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at December 31, 2022 amounted to $78,540, which is 0.1% of net assets.

(e)
Variable or floating rate security. These securities are shown at their current rate as of December 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables. Securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable.

(f)	Annualized yield at time of purchase; not a coupon rate.
(g)	At December 31, 2022, this security has been pledged, in whole or in part, to cover initial margin requirements for open centrally cleared swap contracts.
(h)	At December 31, 2022, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(i)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(j)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(k)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended December 31, 2022.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt
CLO: Collateralized Loan Obligation
Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

MSCI: Morgan Stanley Capital International
REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.

REIT: Real Estate Investment Trust
S&P: Standard & Poor's
SBSN: Surat Berharga Syariah Negara (Islamic Based Government Securities)
SOC: State Owned Company
SOFR: Secured Overnight Financing Rate
SPDR: Standard & Poor's Depositary Receipt
LIBOR: London Interbank Offered Rate, the benchmark rate for certain floating rate securities, has been phased out as of the end of 2021 for most maturities and currencies, although certain widely used US Dollar LIBOR rates are expected to continue to be published through June 2023 to assist with the transition. The transition process from LIBOR towards its expected replacement reference rate with the Secured Overnight Financing Rate (SOFR) for US Dollar LIBOR rates has become increasingly well defined, especially following the signing of the federal Adjustable Interest Rate (LIBOR) Act in March 2022 , and the adoption of implementing regulations in December 2022, which will replace LIBOR-based benchmark rates in instruments with no, or insufficient, alternative rate-setting provisions with a SOFR-based rate following the cessation of LIBOR. However, the Fund or the instruments in which the Fund invests may be adversely affected by the phase out by, among other things, increased volatility or illiquidity.
Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments.
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	| 17

At December 31, 2022, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Depreciation ($)
10 Year U.S. Treasury Note	USD	3/22/2023	16	1,813,405	1,796,750	(16,655)
MSCI Emerging Market Index	USD	3/17/2023	53	2,579,391	2,542,410	(36,981)
Ultra 10 Year U.S. Treasury Note	USD	3/22/2023	9	1,073,976	1,064,531	(9,445)
Ultra Long U.S. Treasury Bond	USD	3/22/2023	32	4,356,994	4,298,000	(58,994)
Total unrealized depreciation						(122,075)
At December 31, 2022, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
5 Year U.S. Treasury Note	USD	3/31/2023	18	1,941,360	1,942,734	(1,374)
Euro Stoxx 50 Index	EUR	3/17/2023	15	637,019	607,748	29,271
Euro-Schatz	EUR	3/8/2023	27	3,079,625	3,046,863	32,762
S&P 500 E-Mini Index	USD	3/17/2023	36	7,245,993	6,949,800	296,193
TOPIX Index	JPY	3/9/2023	1	148,215	144,125	4,090
Total net unrealized appreciation						360,942
At December 31, 2022, open interest rate swap contracts were as follows:
Centrally Cleared Swaps
Cash Flows Paid by the Fund/ Frequency	Cash Flows Received by the Fund/ Frequency	Effective/ Expiration Date	Notional Amount ($)	Currency	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation ($)
Fixed — 0.25% Semi-Annually	Floating — 3-Month LIBOR Quarterly β	3/16/2021/ 3/16/2023	3,200,000	USD	34,390	31	34,359
Fixed — 0.45% Semi-Annually	Floating — 3-Month LIBOR Quarterly β	3/16/2021/ 3/16/2024	2,100,000	USD	115,192	(20)	115,212
Fixed — 1.3% Semi-Annually	Floating — 3-Month LIBOR Quarterly β	3/16/2021/ 3/16/2028	400,000	USD	49,136	70	49,066
Fixed — 1.63% Semi-Annually	Floating — 3-Month LIBOR Quarterly β	3/16/2021/ 3/16/2031	300,000	USD	45,205	293	44,912
Total unrealized appreciation							243,549

β	3-month LIBOR rate as of December 31, 2022 is 4.767%.
At December 31, 2022, the Fund had the following open forward foreign currency contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	3,670,786	EUR	3,465,804	3/8/2023	55,084	Bank of America
Currency Abbreviation(s)

EUR	Euro
JPY	Japanese Yen
USD	United States Dollar
For information on the Fund’s policy and additional disclosures regarding futures contracts, interest rate swap contracts and forward foreign currency contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.
The accompanying notes are an integral part of the financial statements.

18 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of December 31, 2022 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$ 3,540,584	$ 1,607,205	$ —	$ 5,147,789
Consumer Discretionary	3,537,440	1,223,869	—	4,761,309
Consumer Staples	3,325,968	2,678,346	—	6,004,314
Energy	3,516,870	660,081	—	4,176,951
Financials	5,116,038	4,573,149	—	9,689,187
Health Care	4,873,314	2,201,253	204	7,074,771
Industrials	3,481,347	2,032,069	—	5,513,416
Information Technology	12,132,380	786,597	—	12,918,977
Materials	1,357,906	547,429	—	1,905,335
Real Estate	1,736,274	496,578	—	2,232,852
Utilities	374,856	725,553	—	1,100,409
Preferred Stocks (a)	2,607,306	—	—	2,607,306
Warrants	—	—	16,944	16,944
Corporate Bonds (a)	—	20,637,541	—	20,637,541
Asset-Backed (a)	—	4,714,881	—	4,714,881
Mortgage-Backed Securities Pass-Throughs	—	4,530	—	4,530
Commercial Mortgage-Backed Securities	—	2,059,698	—	2,059,698
Collateralized Mortgage Obligations	—	821,649	—	821,649
Government & Agency Obligations (a)	—	5,361,403	—	5,361,403
Short-Term U.S. Treasury Obligation	—	1,480,443	—	1,480,443
Exchange-Traded Funds	2,823,239	—	—	2,823,239
Short-Term Investments (a)	1,215,981	—	—	1,215,981
Derivatives (b)
Futures Contracts	362,316	—	—	362,316
Interest Rate Swap Contracts	—	243,549	—	243,549
Forward Foreign Currency Contracts	—	55,084	—	55,084
Total	$50,001,819	$52,910,907	$17,148	$102,929,874
Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (b)
Futures Contracts	$ (123,449)	$ —	$ —	$ (123,449)
Total	$(123,449)	$—	$—	$(123,449)

(a)	See Investment Portfolio for additional detailed categorizations.
(b)	Derivatives include unrealized appreciation (depreciation) on open futures contracts, interest rate swap contracts and forward foreign currency contracts.
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	| 19

Statement of Assets and Liabilities

as of December 31, 2022

Assets
Investments in non-affiliated securities, at value (cost $98,568,542) — including $78,540 of securities loaned	$ 101,052,944
Investment in DWS Government & Agency Securities Portfolio (cost $82,000)*	82,000
Investment in DWS Central Cash Management Government Fund (cost $1,133,981)	1,133,981
Cash	15,790
Foreign currency, at value (cost $109,258)	110,872
Receivable for Fund shares sold	3,720
Dividends receivable	170,561
Interest receivable	319,705
Receivable for variation margin on centrally cleared swaps	1,877
Unrealized appreciation on forward foreign currency contracts	55,084
Foreign taxes recoverable	92,412
Other assets	1,725
Total assets	103,040,671
Liabilities
Payable upon return of securities loaned	82,000
Payable for Fund shares redeemed	84,878
Payable for variation margin on futures contracts	31,948
Accrued management fee	32,845
Accrued Trustees' fees	2,311
Other accrued expenses and payables	137,707
Total liabilities	371,689
Net assets, at value	$102,668,982
Net Assets Consist of
Distributable earnings (loss)	2,263,453
Paid-in capital	100,405,529
Net assets, at value	$102,668,982
Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($102,657,572 ÷ 5,077,917 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 20.22
Class B
Net Asset Value, offering and redemption price per share ($11,410 ÷ 566 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)**	$ 20.17

*	Represents collateral on securities loaned.
**	Net asset value and redemption price per share may not recalculate due to rounding of net assets and/or shares outstanding.
The accompanying notes are an integral part of the financial statements.

20 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

Statement of Operations
for the year ended December 31, 2022

Investment Income
Income:
Dividends (net of foreign taxes withheld of $146,656)	$ 2,330,458
Interest	1,492,548
Income distributions — DWS Central Cash Management Government Fund	30,109
Securities lending income, net of borrower rebates	20,958
Total income	3,874,073
Expenses:
Management fee	415,967
Administration fee	109,051
Services to shareholders	919
Distribution service fee (Class B)	30
Custodian fee	25,769
Audit fee	71,361
Legal fees	22,233
Tax fees	9,692
Reports to shareholders	44,767
Trustees' fees and expenses	7,778
Other	20,033
Total expenses before expense reductions	727,600
Expense reductions	(19)
Total expenses after expense reductions	727,581
Net investment income	3,146,492
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(2,610,606)
Swap contracts	111,285
Futures	(1,095,742)
Forward foreign currency contracts	127,088
Foreign currency	(11,059)
(3,479,034)
Change in net unrealized appreciation (depreciation) on:
Investments	(19,540,683)
Swap contracts	212,536
Futures	224,783
Forward foreign currency contracts	51,974
Foreign currency	76,862
(18,974,528)
Net gain (loss)	(22,453,562)
Net increase (decrease) in net assets resulting from operations	$(19,307,070)
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	| 21

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2022	2021
Operations:
Net investment income	$ 3,146,492	$ 3,073,408
Net realized gain (loss)	(3,479,034)	9,810,558
Change in net unrealized appreciation (depreciation)	(18,974,528)	554,839
Net increase (decrease) in net assets resulting from operations	(19,307,070)	13,438,805
Distributions to shareholders:
Class A	(12,945,935)	(4,841,632)
Class B	(1,320)	(443)
Total distributions	(12,947,255)	(4,842,075)
Fund share transactions:
Class A
Proceeds from shares sold	4,686,710	7,428,971
Reinvestment of distributions	12,945,935	4,841,632
Payments for shares redeemed	(14,102,685)	(16,230,213)
Net increase (decrease) in net assets from Class A share transactions	3,529,960	(3,959,610)
Class B
Reinvestment of distributions	1,320	443
Net increase (decrease) in net assets from Class B share transactions	1,320	443
Increase (decrease) in net assets	(28,723,045)	4,637,563
Net assets at beginning of period	131,392,027	126,754,464
Net assets at end of period	$102,668,982	$131,392,027

Other Information
Class A
Shares outstanding at beginning of period	4,905,426	5,056,269
Shares sold	215,723	282,829
Shares issued to shareholders in reinvestment of distributions	602,697	189,422
Shares redeemed	(645,929)	(623,094)
Net increase (decrease) in Class A shares	172,491	(150,843)
Shares outstanding at end of period	5,077,917	4,905,426
Class B
Shares outstanding at beginning of period	504	487
Shares issued to shareholders in reinvestment of distributions	62	17
Net increase (decrease) in Class B shares	62	17
Shares outstanding at end of period	566	504
The accompanying notes are an integral part of the financial statements.

22 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

Financial Highlights
DWS Global Income Builder VIP — Class A
	Years Ended December 31,
	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$26.78	$25.07	$24.63	$21.33	$26.56
Income (loss) from investment operations:
Net investment income[a]	.61	.62	.57	.69	.80
Net realized and unrealized gain (loss)	(4.47)	2.08	1.16	3.54	(2.67)
Total from investment operations	(3.86)	2.70	1.73	4.23	(1.87)
Less distributions from:
Net investment income	(.69)	(.62)	(.74)	(.90)	(.98)
Net realized gains	(2.01)	(.37)	(.55)	(.03)	(2.38)
Total distributions	(2.70)	(.99)	(1.29)	(.93)	(3.36)
Net asset value, end of period	$20.22	$26.78	$25.07	$24.63	$21.33
Total Return (%)	(14.98)	10.95	8.28	20.16	(7.66)[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	103	131	127	130	120
Ratio of expenses before expense reductions (%)[c]	.65	.61	.64	.68	.69
Ratio of expenses after expense reductions (%)[c]	.65	.61	.64	.68	.68
Ratio of net investment income (%)	2.80	2.36	2.51	2.96	3.34
Portfolio turnover rate (%)	95	104	137	182	70

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	| 23

DWS Global Income Builder VIP — Class B
	Years Ended December 31,				Period Ended
	2022	2021	2020	2019	12/31/18[a]
Selected Per Share Data
Net asset value, beginning of period	$26.70	$25.01	$24.61	$21.30	$22.65
Income (loss) from investment operations:
Net investment income[b]	.55	.52	.50	.65	.50
Net realized and unrealized gain (loss)	(4.46)	2.08	1.15	3.55	(1.85)
Total from investment operations	(3.91)	2.60	1.65	4.20	(1.35)
Less distributions from:
Net investment income	(.61)	(.54)	(.70)	(.86)	—
Net realized gains	(2.01)	(.37)	(.55)	(.03)	—
Total distributions	(2.62)	(.91)	(1.25)	(.89)	—
Net asset value, end of period	$20.17	$26.70	$25.01	$24.61	$21.30
Total Return (%)[c]	(15.24)	10.56	7.90	20.01	(5.96)*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	11	13	12	11	9
Ratio of expenses before expense reductions (%)[d]	1.12	1.05	1.10	1.10	1.15**
Ratio of expenses after expense reductions (%)[d]	.96	.96	.93	.86	.86**
Ratio of net investment income (%)	2.49	1.99	2.20	2.77	3.30**
Portfolio turnover rate (%)	95	104	137	182	70[e]

[a]	For the period from May 1, 2018 (commencement of operations) to December 31, 2018.
[b]	Based on average shares outstanding during the period.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

[e]	Represents the Fund’s portfolio turnover rate for the year ended December 31, 2018.
*	Not annualized
**	Annualized
The accompanying notes are an integral part of the financial statements.

24 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

Notes to Financial Statements
A.
Organization and Significant Accounting Policies
DWS Global Income Builder VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.
Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and recordkeeping fees equal to an annual rate of up to 0.25% and of up to 0.15%, respectively, of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.
The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
The Fund’s Board has designated DWS Investment Management Americas, Inc. (the “Advisor”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor's Pricing Committee (the “Pricing Committee”) typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5). The Advisor has adopted fair valuation procedures that provide methodologies for fair valuing securities.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Equity securities and exchange-traded funds (“ETFs”) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.
Debt securities are valued at prices supplied by independent pricing services approved by the Pricing Committee. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.
Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

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Swap contracts are valued daily based upon prices supplied by a pricing vendor approved by the Pricing Committee, if available, and otherwise are valued at the price provided by the broker-dealer with which the swap was traded. Swap contracts are generally categorized as Level 2.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Pricing Committee and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended December 31, 2022, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.07% annualized effective rate as of December 31, 2022) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
As of December 31, 2022, the Fund had securities on loan, which were classified as Corporate Bonds in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.

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Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.
Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated, a portion of which may be recoverable based upon the current interpretation of the tax rules and regulations. Estimated tax liabilities and recoveries on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.
At December 31, 2022, the Fund had net tax basis capital loss carryforwards of approximately $3,559,000 of short-term losses, which may be applied against realized net taxable capital gains indefinitely.
The Fund has reviewed the tax positions for the open tax years as of December 31, 2022 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss, income received from passive foreign investment companies, investments in derivatives, premium amortization on debt securities, interest income on defaulted securities, the realized tax character on distributions from certain securities and additional income recognition on debt securities classified as equity. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At December 31, 2022, the Fund's components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$ 3,257,182
Capital loss carryforwards	$ (3,559,000)
Net unrealized appreciation (depreciation) on investments	$ 2,393,740
At December 31, 2022, the aggregate cost of investments for federal income tax purposes was $100,118,826. The net unrealized appreciation for all investments based on tax cost was $2,393,740. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $11,586,651 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $9,192,911.
In addition, the tax character of distributions paid by the Fund is summarized as follows:
	Years Ended December 31,
	2022	2021
Distributions from ordinary income*	$ 6,588,183	$ 3,017,227
Distributions from long-term capital gains	$ 6,359,072	$ 1,824,848

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is

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unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes, with the exception of securities in default of principal.
B.
Derivative Instruments
Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the Fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the Fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the Fund exchanges cash flows.
The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a centrally cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.
An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.
Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the year ended December 31, 2022, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.
A summary of the open interest rate swap contracts as of December 31, 2022 is included in a table following the Fund’s Investment Portfolio. For the year ended December 31, 2022, the investment in interest rate swap contracts had a total notional amount of $6,000,000.
Credit Default Swaps. Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This

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involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the year ended December 31, 2022, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer’s credit quality characteristics and to hedge the risk of default or other specified credit events on portfolio assets.
Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.
There were no open credit default swap contracts as of December 31, 2022. For the year ended December 31, 2022, the investment in credit default swap contracts purchased had a total notional amount generally indicative of a range from $0 to $4,690,000.
Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended December 31, 2022, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration. The Fund also entered into interest rate futures contracts for non-hedging purposes to seek to enhance potential gains. In addition, the Fund entered into equity index futures as a means of gaining exposure to the equity asset class without investing directly into such asset class and to manage the risk of stock market volatility.
Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.
Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.
A summary of the open futures contracts as of December 31, 2022, is included in a table following the Fund’s Investment Portfolio. For the year ended December 31, 2022, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $9,016,000 to $12,691,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $9,702,000 to $19,366,000.
Forward Foreign Currency Contracts. A forward foreign currency contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended December 31, 2022, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings, to facilitate transactions in foreign currency denominated securities and for non-hedging purposes to seek to enhance potential gains.
Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.
A summary of the open forward currency contracts as of December 31, 2022, is included in the table following the Fund’s Investment Portfolio. For the year ended December 31, 2022, the investment in forward

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currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $446,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $3,879,000.
The following tables summarize the value of the Fund's derivative instruments held as of December 31, 2022 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Assets Derivative	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (a)	$ —	$ —	$ 329,554	$ 329,554
Interest Rate Contracts (a)	—	243,549	32,762	276,311
Foreign Exchange Contracts (b)	55,084	—	—	55,084
	$ 55,084	$ 243,549	$ 362,316	$ 660,949
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a)
Includes cumulative appreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b)	Unrealized appreciation on forward foreign currency contracts

Liability Derivative	Futures Contracts
Equity Contracts (a)	$ (36,981)
Interest Rate Contracts (a)	(86,468)
$ (123,449)
The above derivative is located in the following Statement of Assets and Liabilities account:

(a)	Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2022 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (a)	$ —	$ —	$ 258,976	$ 258,976
Interest Rate Contracts (a)	—	71,996	(1,354,718)	(1,282,722)
Credit Contracts (a)	—	39,289	—	39,289
Foreign Exchange Contracts (a)	127,088	—	—	127,088
	$127,088	$111,285	$(1,095,742)	$(857,369)
Each of the above derivatives is located in the following Statement of Operations accounts:

(a)	Net realized gain (loss) from forward foreign currency contracts, swap and futures contracts, respectively

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (a)	$ —	$ —	$ 384,503	$ 384,503
Interest Rate Contracts (a)	—	212,536	(159,720)	52,816
Foreign Exchange Contracts (a)	51,974	—	—	51,974
	$51,974	$212,536	$224,783	$489,293
Each of the above derivatives is located in the following Statement of Operations accounts:

(a)	Change in net unrealized appreciation (depreciation) on forward foreign currency contracts, swap and futures contracts, respectively
As of December 31, 2022, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and

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Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by a counterparty, including any collateral exposure, is included in the following table:
Counterparty	Gross Amount of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Bank of America	$ 55,084	$ —	$ —	$ 55,084
C.
Purchases and Sales of Securities
During the year ended December 31, 2022, purchases and sales of investment securities, excluding short-term investments, were as follows:
	Purchases	Sales
Non-U.S. Treasury Obligations	$91,477,199	$101,811,833
U.S. Treasury Obligations	$10,661,278	$5,685,107
D.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund’s subadvisor.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million of the Fund’s average daily net assets	.370%
Next $750 million of such net assets	.345%
Over $1 billion of such net assets	.310%
Accordingly, for the year ended December 31, 2022, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.37% of the Fund’s average daily net assets.
For the period from January 1, 2022 through September 30, 2023 (through April 30, 2022 for Class B shares), the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	.71%
Class B	.96%
For the period from May 1, 2022 through September 30, 2022, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of Class B shares to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) at 0.97%.
Effective October 1, 2022 through September 30, 2023, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of Class B shares to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) at 0.96%.
For the year ended December 31, 2022, fees waived and/or expenses reimbursed for Class B are $19.

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Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2022, the Administration Fee was $109,051, of which $8,611 is unpaid.
Distribution Service Agreement. DWS Distributors, Inc. (“DDI”), an affiliate of the Advisor, is the Fund’s distributor. In accordance with the Distribution Plan, DDI receives 12b-1 fees of up to 0.25% of the average daily net assets of Class B shares. For the year ended December 31, 2022, the Distribution Service Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at December 31, 2022
Class B	$ 30	$ 2
Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and SS&C GIDS, Inc. (“SS&C”) (name changed from DST Systems, Inc. effective January 1, 2023), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to SS&C. DSC compensates SS&C out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2022, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at December 31, 2022
Class A	$ 612	$ 103
Class B	27	5
	$ 639	$ 108
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended December 31, 2022, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $1,391, of which $59 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.
Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended December 31, 2022, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $1,578.
E.
Ownership of the Fund
At December 31, 2022, one participating insurance company was owner of record of 10% or more of the total outstanding Class A shares of the Fund, owning 64%.
F.
Line of Credit
The Fund and other affiliated funds (the “Participants”) share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of

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the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2022.

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Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Variable Series II and Shareholders of DWS Global Income Builder VIP:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS Global Income Builder VIP (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series II) (the “Trust”), including the investment portfolio, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series II) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
February 13, 2023

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Information About Your Fund’s Expenses (Unaudited)
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Class B shares; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2022 to December 31, 2022).
The tables illustrate your Fund’s expenses in two ways:
—
Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.
—
Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended December 31, 2022

Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/22	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/22	$ 1,004.50	$ 1,002.50
Expenses Paid per $1,000*	$ 3.28	$ 4.80
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/22	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/22	$ 1,021.93	$ 1,020.42
Expenses Paid per $1,000*	$ 3.31	$ 4.84

*
Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche DWS Variable Series II — DWS Global Income Builder VIP	.65%	.95%
For more information, please refer to the Fund’s prospectus.
These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	| 35

Tax Information (Unaudited)
The Fund paid distributions of $1.33 per share from net long-term capital gains during its year ended December 31, 2022.
For corporate shareholders, 14% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended December 31, 2022, qualified for the dividends received deduction.
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.
Proxy Voting
The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

36 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Global Income Builder VIP's (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2022.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—
During the entire process, all of the Fund's Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”).
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—
In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2021, the Fund’s performance (Class A shares) was in the 2nd quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	| 37

the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2021.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2021). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2021, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable DWS U.S. registered fund (“DWS Funds”) and considered differences between the Fund and the comparable DWS Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance.  The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the

38 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	| 39

Board Members and Officers
The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.
The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.
Independent Board Members/Independent Advisory Board Members

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods designer and distributor); former Chairman, National Association of Small Business Investment Companies; Former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds)	69	—
John W. Ballantine (1946) Board Member since 1999
Retired; formerly, Executive Vice President and Chief Risk Management
Officer, First Chicago NBD Corporation/The First National Bank of Chicago
(1996–1998); Executive Vice President and Head of International Banking
(1995–1996); Not-for-Profit Directorships: Window to the World
Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago;
Former Directorships: Director and Chairman of the Board, Healthways,
Inc.[2] (population wellbeing and wellness services) (2003–2014); Stockwell
Capital Investments PLC (private equity); Enron Corporation; FNB
Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak
Brook Bank; Portland General Electric[2] (utility company (2003–2021); and
Prisma Energy International; Former Not-for-Profit Directorships: Public
Radio International; Palm Beach Civic Assn.
		69	—
Dawn-Marie Driscoll (1946) Board Member since 1987
Advisory Board and former Executive Fellow, Hoffman Center for Business
Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm)
(1988–1990); Vice President of Corporate Affairs and General Counsel,
Filene’s (retail) (1978–1988); Directorships: Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); Former Directorships: ICI Mutual Insurance Company
(2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012),
Investment Company Institute (audit, executive, nominating committees)
and Independent Directors Council (governance, executive committees)
		69	—
Richard J. Herring (1946) Board Member since 1990
Jacob Safra Professor of International Banking and Professor of Finance,
The Wharton School, University of Pennsylvania (since July 1972);
formerly: Director, The Wharton Financial Institutions Center (1994–2020);
Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and
Director, The Lauder Institute of International Management Studies
(2000–2006); Member FDIC Systemic Risk Advisory Committee since
2011, member Systemic Risk Council since 2012 and member of the
Advisory Board at the Yale Program on Financial Stability since 2013;
Former Directorships: Co-Chair of the Shadow Financial Regulatory
Committee (2003–2015), Executive Director of The Financial Economists
Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013),
Director of The Aberdeen Singapore Fund (2007–2018), Director, The
Aberdeen Japan Fund (2007-2021) and Nonexecutive Director of Barclays
Bank DE (2010–2018)
		69	—

40 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Chad D. Perry (1972) Board Member or Advisory Board Member since 2021[3]	Executive Vice President, General Counsel and Secretary, Tanger Factory Outlet Centers, Inc.[2] (since 2011); formerly Executive Vice President and Deputy General Counsel, LPL Financial Holdings Inc.[2] (2006–2011); Senior Corporate Counsel, EMC Corporation (2005–2006); Associate, Ropes & Gray LLP (1997–2005)	21[4]	Director - Great Elm Capital Corp. (business development company) (since 2022)
Rebecca W. Rimel (1951) Board Member since 1995
Director, The Bridgespan Group (nonprofit organization) (since October
2020); formerly: Executive Vice President, The Glenmede Trust Company
(investment trust and wealth management) (1983–2004); Board Member,
Investor Education (charitable organization) (2004–2005); Former
Directorships: Trustee, Executive Committee, Philadelphia Chamber of
Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June
2007); Trustee, Thomas Jefferson Foundation (charitable organization)
(1994–2012); President, Chief Executive Officer and Director (1994–2020)
and Senior Advisor (2020-2021), The Pew Charitable Trusts (charitable organization); Director, BioTelemetry Inc.[2] (acquired by Royal Philips in
2021) (healthcare) (2009–2021); Director, Becton Dickinson and Company[2]
(medical technology company) (2012-2022)
		69	—
Catherine Schrand (1964) Board Member since 2021*	Celia Z. Moh Professor of Accounting (since 2016) and Professor of Accounting (since 1994), The Wharton School, University of Pennsylvania; formerly Vice Dean, Wharton Doctoral Programs (2016–2019)	69	—
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Former Directorships: Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	69	—
Officers5

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[7] (1974) President and Chief Executive Officer, 2017–present
Fund Administration (Head since 2017), DWS; Secretary, DWS USA Corporation (2018–present);
Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service
Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc.
(2018–present); Director and President, DB Investment Managers, Inc. (2018–present); President and
Chief Executive Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central
and Eastern Europe Fund, Inc. (2017–present); formerly: Vice President for the Deutsche funds
(2016–2017); Assistant Secretary for the DWS funds (2013–2019); Assistant Secretary, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc.
(2013–2020); Directorships: Interested Director, The European Equity Fund, Inc., The New Germany Fund,
Inc. and The Central and Eastern Europe Fund, Inc. (since June 25, 2020); ICI Mutual Insurance Company
(since October 16, 2020); and Episcopalian Charities of New York (2018–present)

John Millette[8] (1962) Vice President and Secretary, 1999–present
Legal (Associate General Counsel), DWS; Chief Legal Officer, DWS Investment Management Americas,
Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); Secretary, DBX
ETF Trust (2020–present); Vice President, DBX Advisors LLC (2021–present); Secretary, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc.
2011–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017); and
Assistant Secretary, DBX ETF Trust (2019–2020)

Ciara Crawford[9] (1984) Assistant Secretary, 2019–present	Fund Administration (Specialist), DWS (2015–present); formerly, Legal Assistant at Accelerated Tax Solutions
Diane Kenneally[8] (1966) Chief Financial Officer and Treasurer, 2018–present
Fund Administration Treasurer's Office (Co-Head since 2018), DWS; Treasurer, Chief Financial Officer and
Controller, DBX ETF Trust (2019–present); Treasurer and Chief Financial Officer, The European Equity
Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present);
formerly: Assistant Treasurer for the DWS funds (2007–2018)

Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Fund Administration Tax (Head), DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present
Fund Administration Treasurer's Office (Co-Head since 2018), DWS; Director and Vice President, DWS
Trust Company (2018–present); Assistant Treasurer, DBX ETF Trust (2019–present); Assistant Treasurer,
The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund,
Inc. (2018–present)

Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present
Anti-Financial Crime & Compliance US (Senior Team Lead), DWS; Chief Compliance Officer, The
European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund,
Inc. (2016–present)

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	| 41

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present
Legal (Senior Team Lead), DWS; Assistant Secretary, DBX ETF Trust (2020–present); Chief Legal Officer,
DBX Advisors LLC (2020–present); Chief Legal Officer, The European Equity Fund, Inc., The New
Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012–present); formerly: Secretary,
Deutsche AM Distributors, Inc. (2002–2017); Secretary, Deutsche AM Service Company (2010–2017);
and Chief Legal Officer, DBX Strategic Advisors LLC (2020–2021)

Christian Rijs[7] (1980) Anti-Money Laundering Compliance Officer, since October 6, 2021
Senior Team Lead Anti-Financial Crime and Compliance, DWS; AML Officer, DWS Trust Company (since
November 2, 2021); AML Officer, DBX ETF Trust (since October 21, 2021); AML Officer, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since
November 12, 2021); formerly: DWS UK & Ireland Head of Anti-Financial Crime and MLRO

*
Ms. Schrand was an Advisory Board Member for certain funds in the DWS Fund Complex for the period from November 18, 2021 to
December 31, 2022 and was elected as a Full Board Member as of January 1, 2023 for all funds in the DWS Fund Complex.

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[3]
Mr. Perry is an Advisory Board Member of Deutsche DWS Asset Allocation Trust, Deutsche DWS Equity 500 Index Portfolio,
Deutsche DWS Global/International Fund, Inc., Deutsche DWS Income Trust, Deutsche DWS Institutional Funds, Deutsche DWS
International Fund, Inc., Deutsche DWS Investment Trust, Deutsche DWS Investments VIT Funds, Deutsche DWS Money Market
Trust, Deutsche DWS Municipal Trust, Deutsche DWS Portfolio Trust, Deutsche DWS Securities Trust, Deutsche DWS Tax Free Trust,
Deutsche DWS Variable Series I and Government Cash Management Portfolio. Mr. Perry is a Board Member of each other Trust.

[4]
Mr. Perry oversees 21 funds in the DWS Fund Complex as a Board Member of various Trusts. Mr. Perry is an Advisory Board
Member of various Trusts/Corporations comprised of 48 funds in the DWS Fund Complex.

[5]
As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons”
of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[6]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
[7]	Address: 875 Third Avenue, New York, NY 10022.
[8]	Address: 100 Summer Street, Boston, MA 02110.
[9]	Address: 5201 Gate Parkway, Jacksonville, FL 32256.
Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.
The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

42 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

Notes

VS2GIB-2 (R-025825-12 2/23)

December 31, 2022
Annual Report
Deutsche DWS Variable Series II
DWS Government Money Market VIP

Contents
3	Management Summary
5	Portfolio Summary
6	Investment Portfolio
8	Statement of Assets and Liabilities
8	Statement of Operations
9	Statements of Changes in Net Assets
10	Financial Highlights
11	Notes to Financial Statements
14	Report of Independent Registered Public Accounting Firm
15	Information About Your Fund's Expenses
16	Tax Information
16	Proxy Voting
17	Advisory Agreement Board Considerations and Fee Evaluation
20	Board Members and Officers
This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. The credit quality of the Fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund’s share price. The Fund’s share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in the Fund may have a significant adverse effect on the share price of the Fund. Please read the prospectus for specific details regarding the Fund’s risk profile.
War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and, in the future, may lead to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Fund and its investments.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148
NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE
NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2 |	Deutsche DWS Variable Series II — DWS Government Money Market VIP

Management Summary December 31, 2022 (Unaudited)
Entering the period, with unemployment levels near pre-pandemic lows, the U.S. Federal Reserve (Fed) had begun tapering the bond purchases that it had used to keep longer-term interest rates low. Short-term Treasury yields drifted higher as markets began to anticipate additional hikes in the fed funds rate in 2022, as opposed to the previously signaled 2023 rate lift-off. An already challenging inflation outlook entering 2022 was exacerbated by Russia’s late-February invasion of Ukraine, which led to a spike in prices for oil and other commodities. As expected, the Fed implemented a quarter-point increase in fed funds at its mid-March meeting, the first such upward move since December of 2018. With inflation hovering around 40-year highs, the Fed went on to implement a series of sharper rate hikes of 50 to 75 basis points between May and December, bringing the fed funds target to a range of 4.25%–4.50%, versus 0%–0.25% entering 2022.
Short-term U.S. Treasury yields finished the 12-month period markedly higher given the hawkish turn in Fed policy. As of December 31, 2022, yields for one-month, six-month and one-year Treasury bills were 4.12%, 4.76% and 4.73%, respectively, versus 0.06%, 0.19% and 0.39%, respectively, as of December 31, 2021 (source: U.S. Department of the Treasury).
We were able to maintain what we believe to be a competitive yield for the Fund during the annual period ended December 31, 2022. During the period, the Fund held a large percentage of assets in agency and Treasury floating-rate securities to take advantage of incremental rises in SOFR (the Securities Overnight Financing Rate) and Treasury bill rates. At the same time, the Fund invested in overnight agency repurchase agreements for liquidity and looked for yield opportunities from three- to six-month agency and Treasury securities. The types of securities that we were investing in tended to have lower yields than issues carrying more risk. We preferred to be cautious during a time of market uncertainty. In the end, this cost the Fund some yield, but we believe that this represented a prudent approach to preserving principal.
We believe that short term rates will rise further as the Fed likely implements one or more additional interest rate hikes in the first half of 2023. Additionally, a rebound in the supply of short-term agency and Treasury securities should also contribute to higher money market rates. We therefore continue to look to shorten duration while taking advantage of expected higher yields on the front end of the yield curve.
A group of investment professionals is responsible for the day-to-day management of the Fund. These investment professionals have a broad range of experience managing money market funds.
The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Deutsche DWS Variable Series II — DWS Government Money Market VIP	| 3

Fund Performance (as of December 31, 2022)
All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. The yield quotation more closely reflects the current earnings of the Fund than the total return quotation.
You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
7-Day Current Yield
DWS Government Money Market VIP — Class A	3.85%
Yields are historical, will fluctuate and do not guarantee future performance. The 7-day current yield refers to the income paid by the portfolio over a 7-day period expressed as an annual percentage rate of the fund’s shares outstanding. Please visit our Web site at liquidity.dws.com/US/index.jsp for the product’s most recent month-end performance.
Terms to Know
The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant upward, as bonds with longer maturities typically offer higher yields than short-term bonds.
Floating-rate securities are investments with interest payments that adjust periodically based upon a predetermined benchmark interest rate.
Repurchase Agreements (Repos) are agreements between a seller and a buyer, usually of government securities, where the seller agrees to repurchase the securities at a given price and usually at a stated time. Repos are widely used money market instruments.
Duration, which is expressed in years, measures the sensitivity of the price of a bond or bond fund to a change in interest rates.

4 |	Deutsche DWS Variable Series II — DWS Government Money Market VIP

Portfolio Summary(Unaudited)
Asset Allocation (As a % of Investment Portfolio)	12/31/22	12/31/21
Repurchase Agreements	68%	17%
Government & Agency Obligations	32%	83%
	100%	100%

Weighted Average Maturity	12/31/22	12/31/21
Deutsche DWS Variable Series II —DWS Government Money Market VIP	8 days	33 days
iMoneyNet Money Fund AverageTM— Gov’t & Agency Retail*	15 days	35 days

*
The Fund is compared to its respective iMoneyNet Money Fund Average category: Gov’t & Agency Retail — Category includes the most broadly based of the government retail funds. These funds may invest in U.S. Treasury securities, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

Weighted average maturity, also known as effective maturity, is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 6.
Each month, information about the Fund and its portfolio holdings is filed with the SEC on Form N-MFP. The SEC delays the public availability of the information filed on Form N-MFP for 60 days after the end of the reporting period included in the filing. These forms will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com as of each month-end. Please see the Fund’s current prospectus for more information.

Deutsche DWS Variable Series II — DWS Government Money Market VIP	| 5

Investment Portfolioas of December 31, 2022

	Principal Amount ($)	Value ($)
Government & Agency Obligations 31.6%
U.S. Government Sponsored Agencies 22.2%
Federal Home Loan Bank:
2.01%, 3/30/2023	3,000,000	3,000,000
2.5%, 4/28/2023	2,500,000	2,500,000
SOFR + 0.03%, 4.33% (a), 1/13/2023	2,000,000	2,000,000
SOFR + 0.04%, 4.34% (a), 1/26/2023	7,000,000	7,000,000
SOFR + 0.04%, 4.34% (a), 2/10/2023	5,000,000	5,000,000
SOFR + 0.055%, 4.355% (a), 3/9/2023	4,000,000	4,000,000
SOFR + 0.06%, 4.36% (a), 5/1/2023	9,000,000	9,000,000
SOFR + 0.07%, 4.37% (a), 4/3/2023	7,000,000	7,000,000
SOFR + 0.09%, 4.39% (a), 5/23/2023	2,000,000	2,000,000
		41,500,000
U.S. Treasury Obligations 9.4%
U.S. Treasury Bills:
1.184% (b), 2/23/2023	1,000,000	998,273
1.187% (b), 2/23/2023	1,000,000	998,283
U.S. Treasury Floating Rate Notes:
3-month U.S. Treasury Bill Money Market Yield minus 0.015%, 4.383% (a), 1/31/2024	3,000,000	3,002,194
3-month U.S. Treasury Bill Money Market Yield + 0.029%, 4.427% (a), 7/31/2023	4,500,000	4,503,958
3-month U.S. Treasury Bill Money Market Yield + 0.034%, 4.432% (a), 4/30/2023	8,000,000	8,005,898
		17,508,606
Total Government & Agency Obligations (Cost $59,008,606)		59,008,606
	Principal Amount ($)	Value ($)
Repurchase Agreements 68.5%
BNP Paribas, 4.25%, dated 12/30/2022, to be repurchased at $28,813,600 on 1/3/2023 (c)	28,800,000	28,800,000
Citigroup Global Markets, Inc., 4.25%, dated 12/30/2022, to be repurchased at $32,215,206 on 1/3/2023 (d)	32,200,000	32,200,000
JPMorgan Securities, Inc., 4.26%, dated 12/30/2022, to be repurchased at $33,996,084 on 1/3/2023 (e)	33,980,000	33,980,000
Wells Fargo Bank, 4.31%, dated 12/30/2022, to be repurchased at $32,785,693 on 1/3/2023 (f)	32,770,000	32,770,000
Total Repurchase Agreements (Cost $127,750,000)		127,750,000

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $186,758,606)	100.1	186,758,606
Other Assets and Liabilities, Net	(0.1)	(211,836)
Net Assets	100.0	186,546,770

(a)	Floating rate security. These securities are shown at their current rate as of December 31, 2022.
(b)	Annualized yield at time of purchase; not a coupon rate.
(c)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
29,526,200	U.S. Treasury Bills	Zero Coupon	2/14/2023	29,376,089

(d)	Collateralized by:

The accompanying notes are an integral part of the financial statements.

6 |	Deutsche DWS Variable Series II — DWS Government Money Market VIP

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
300	U.S. Treasury Notes	1.625–2.625	7/31/2029–8/15/2029	269
34,983,700	U.S. Treasury Inflation-Indexed Notes	0.125–0.625	7/15/2031–7/15/2032	33,005,164
Total Collateral Value				33,005,433

(e)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
36,662,300	U.S. Treasury Notes	1.375	1/31/2025	34,659,635

(f)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
35,325,605	Federal National Mortgage Association	2.0–7.0	9/1/2025–12/1/2052	33,425,400

SOFR: Secured Overnight Financing Rate
Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.
The following is a summary of the inputs used as of December 31, 2022 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Investments in Securities (a)	$ —	$ 59,008,606	$ —	$ 59,008,606
Repurchase Agreements	—	127,750,000	—	127,750,000
Total	$—	$186,758,606	$—	$186,758,606

(a)	See Investment Portfolio for additional detailed categorizations.
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Government Money Market VIP	| 7

Statement of
Assets and Liabilities
Statement of Operations

as of December 31, 2022

Assets
Investments in securities, valued at amortized cost	$ 59,008,606
Repurchase agreements, valued at amortized cost	127,750,000
Cash	62,957
Receivable for Fund shares sold	19,674
Interest receivable	370,145
Other assets	3,923
Total assets	187,215,305
Liabilities
Payable for Fund shares redeemed	205,587
Distributions payable	314,143
Accrued management fee	37,000
Accrued Trustees' fees	4,005
Other accrued expenses and payables	107,800
Total liabilities	668,535
Net assets, at value	$186,546,770
Net Assets Consist of
Distributable earnings (loss)	6,364
Paid-in capital	186,540,406
Net assets, at value	$186,546,770
Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($186,546,770 ÷ 186,606,016 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 1.00
for the year ended December 31, 2022

Investment Income
Income:
Interest	$ 2,998,145
Expenses:
Management fee	449,704
Administration fee	185,623
Services to shareholders	3,195
Custodian fee	5,603
Professional fees	60,132
Reports to shareholders	40,152
Trustees' fees and expenses	11,784
Other	8,356
Total expenses before expense reductions	764,549
Expense reductions	(151,993)
Total expenses after expense reductions	612,556
Net investment income	2,385,589
Net realized gain (loss) from investments	(119)
Net increase (decrease) in net assets resulting from operations	$2,385,470
The accompanying notes are an integral part of the financial statements.

8 |	Deutsche DWS Variable Series II — DWS Government Money Market VIP

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2022	2021
Operations:
Net investment income	$ 2,385,589	$ 15,954
Net realized gain (loss)	(119)	(29)
Net increase (decrease) in net assets resulting from operations	2,385,470	15,925
Distributions to shareholders:
Class A	(2,385,590)	(15,954)
Fund share transactions:
Class A
Proceeds from shares sold	174,719,180	187,035,970
Reinvestment of distributions	2,068,026	15,781
Payments for shares redeemed	(186,972,657)	(143,576,595)
Net increase (decrease) in net assets from Class A share transactions	(10,185,451)	43,475,156
Increase (decrease) in net assets	(10,185,571)	43,475,127
Net assets at beginning of period	196,732,341	153,257,214
Net assets at end of period	$186,546,770	$196,732,341

Other Information
Class A
Shares outstanding at beginning of period	196,801,073	153,325,917
Shares sold	174,709,574	187,035,970
Shares issued to shareholders in reinvestment of distributions	2,068,026	15,781
Shares redeemed	(186,972,657)	(143,576,595)
Net increase (decrease) in Class A shares	(10,195,057)	43,475,156
Shares outstanding at end of period	186,606,016	196,801,073
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Government Money Market VIP	| 9

Financial Highlights
DWS Government Money Market VIP — Class A
	Years Ended December 31,
	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income	.013	.000*	.002	.018	.014
Net realized gain (loss)	(.000)*	(.000)*	.000*	.000*	(.000)*
Total from investment operations	.013	.000*	.002	.018	.014
Less distributions from:
Net investment income	(.013)	(.000)*	(.002)	(.018)	(.014)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return (%)[a]	1.29	.01	.24	1.77	1.39
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	187	197	153	122	107
Ratio of expenses before expense reductions (%)[b]	.40	.42	.42	.47	.50
Ratio of expenses after expense reductions (%)[b]	.32	.06	.23	.47	.50
Ratio of net investment income (%)	1.25	.01	.20	1.74	1.37

[a]	Total return would have been lower had certain expenses not been reduced.
[b]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

*	Amount is less than $.0005.
The accompanying notes are an integral part of the financial statements.

10 |	Deutsche DWS Variable Series II — DWS Government Money Market VIP

Notes to Financial Statements
A.
Organization and Significant Accounting Policies
DWS Government Money Market VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.
The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The Fund values all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/ amortization rate to maturity of any discount or premium. Securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.
Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.
Repurchase Agreements. The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with certain banks and broker/dealers whereby the Fund, through its custodian or a sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank or another designated sub-custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund’s claim on the collateral may be subject to legal proceedings.
As of December 31, 2022, the Fund held repurchase agreements with a gross value of $127,750,000. The value of the related collateral exceeded the value of the repurchase agreements at period end. The detail of the related collateral is included in the footnotes following the Fund’s Investment Portfolio.
Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.
At December 31, 2022, the Fund had net tax basis capital loss carryforwards of approximately $148 of short-term losses, which may be applied against realized net taxable capital gains indefinitely.
The Fund has reviewed the tax positions for the open tax years as of December 31, 2022 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. The Fund may take into account capital gains and losses in its daily dividend declarations. The Fund may also make additional distributions for tax purposes if necessary.

Deutsche DWS Variable Series II — DWS Government Money Market VIP	| 11

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Fund.
At December 31, 2022, the Fund's components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income	$ 6,512
Capital loss carryforwards	$ (148)
At December 31, 2022, the Fund had an aggregate cost of investments for federal income tax purposes of $186,758,606.
In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended December 31,
	2022	2021
Distributions from ordinary income	$ 2,385,590	$ 15,954
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.
B.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $500 million of the Fund’s average daily net assets	.235%
Next $500 million of such net assets	.220%
Next $1.0 billion of such net assets	.205%
Over $2.0 billion of such net assets	.190%
Accordingly, for the year ended December 31, 2022, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.235% of the Fund’s average daily net assets.
For the period from January 1, 2022 through September 30, 2023, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class A at 0.51%.
In addition, the Advisor agreed to voluntarily waive additional expenses. This voluntary waiver may be changed or terminated at any time without notice. Under these arrangements, the Advisor waived certain expenses of Class A.
For the year ended December 31, 2022, fees waived and/or expenses reimbursed for Class A were $151,993.

12 |	Deutsche DWS Variable Series II — DWS Government Money Market VIP

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2022, the Administration Fee was $185,623, of which $15,273 is unpaid.
Service Provider Fees. DWS Service Company (“DSC“), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and SS&C GIDS, Inc. (“SS&C”) (name changed from DST Systems, Inc. effective January 1, 2023), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to SS&C. DSC compensates SS&C out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2022, the amounts charged to the Fund by DSC aggregated $2,671, of which $448 is unpaid.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended December 31, 2022, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $1,114, of which $206 is unpaid.
Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
C.
Ownership of the Fund
At December 31, 2022, one participating insurance company was owner of record of 10% or more of the total outstanding Class A shares of the Fund, owning 71%.
D.
Line of Credit
The Fund and other affiliated funds (the “Participants”) share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2022.
E.
Money Market Fund Investments and Yield
Rising interest rates could cause the value of the Fund’s investments — and therefore its share price as well — to decline. A rising interest rate environment may cause investors to move out of fixed-income securities and related markets on a large scale, which could adversely affect the price and liquidity of such securities and could also result in increased redemptions from the Fund. Increased redemptions from the Fund may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses. Recently, there have been signs of inflationary price movements. As such, fixed-income and related markets may experience heightened levels of interest rate volatility and liquidity risk. A sharp rise in interest rates could cause the value of the Fund’s investments to decline and impair the Fund’s ability to maintain a stable $1.00 share price. Conversely, any decline in interest rates is likely to cause the Fund’s yield to decline, and during periods of unusually low or negative interest rates, the Fund’s yield may approach or fall below zero. A low or negative interest rate environment may prevent the Fund from providing a positive yield or paying fund expenses out of current income and, at times, could impair the Fund’s ability to maintain a stable $1.00 share price. Over time, the total return of a money market fund may not keep pace with inflation, which could result in a net loss of purchasing power for long-term investors. Interest rates can change in response to the supply and demand for credit, government and/or central bank monetary policy and action, inflation rates, and other factors. Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and potential illiquidity and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility. Money market funds try to minimize interest rate risk by purchasing short-term securities. If there is an insufficient supply of U.S. government securities to meet investor demand, it could result in lower yields on such securities and increase interest rate risk for the Fund.

Deutsche DWS Variable Series II — DWS Government Money Market VIP	| 13

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Variable Series II and Shareholders of DWS Government Money Market VIP:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS Government Money Market VIP (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series II) (the “Trust”), including the investment portfolio, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series II) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others ; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
February 13, 2023

14 |	Deutsche DWS Variable Series II — DWS Government Money Market VIP

Information About Your Fund’s Expenses (Unaudited)
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2022 to December 31, 2022).
The tables illustrate your Fund’s expenses in two ways:
—
Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.
—
Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended December 31, 2022

Actual Fund Return	Class A
Beginning Account Value 7/1/22	$1,000.00
Ending Account Value 12/31/22	$1,012.06
Expenses Paid per $1,000*	$1.98
Hypothetical 5% Fund Return	Class A
Beginning Account Value 7/1/22	$1,000.00
Ending Account Value 12/31/22	$1,023.24
Expenses Paid per $1,000*	$1.99

*
Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by
184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratio	Class A
Deutsche DWS Variable Series II — DWS Government Money Market VIP	.39%
For more information, please refer to the Fund’s prospectus.
These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

Deutsche DWS Variable Series II — DWS Government Money Market VIP	| 15

Tax Information (Unaudited)
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.
Proxy Voting
The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

16 |	Deutsche DWS Variable Series II — DWS Government Money Market VIP

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Government Money Market VIP's (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2022.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—
During the entire process, all of the Fund's Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”).
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—
In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including a peer universe compiled using information supplied by iMoneyNet, an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one- and three-year periods ended December 31, 2021, the Fund’s gross performance (Class A shares) was in the 3rd quartile and 4th quartile, respectively, of the applicable iMoneyNet universe (the 1st quartile being the best performers and the 4th quartile being the worst performers).

Deutsche DWS Variable Series II — DWS Government Money Market VIP	| 17

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (2nd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2021). Based on Broadridge data provided as of December 31, 2021, the Board noted that the Fund’s Class A shares total (net) operating expenses were lower than the median (2nd quartile) of the applicable Broadridge expense universe (less any applicable 12b-1 fees). The Board noted the expense limitation agreed to by DIMA. The Board also noted the voluntary fee waivers implemented by DIMA from time to time in recent years to ensure the Fund maintained a positive yield. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for transfer agency services provided to the Fund. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent

18 |	Deutsche DWS Variable Series II — DWS Government Money Market VIP

Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Deutsche DWS Variable Series II — DWS Government Money Market VIP	| 19

Board Members and Officers
The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.
The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.
Independent Board Members/Independent Advisory Board Members

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods designer and distributor); former Chairman, National Association of Small Business Investment Companies; Former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds)	69	—
John W. Ballantine (1946) Board Member since 1999
Retired; formerly, Executive Vice President and Chief Risk Management
Officer, First Chicago NBD Corporation/The First National Bank of Chicago
(1996–1998); Executive Vice President and Head of International Banking
(1995–1996); Not-for-Profit Directorships: Window to the World
Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago;
Former Directorships: Director and Chairman of the Board, Healthways,
Inc.[2] (population wellbeing and wellness services) (2003–2014); Stockwell
Capital Investments PLC (private equity); Enron Corporation; FNB
Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak
Brook Bank; Portland General Electric[2] (utility company (2003–2021); and
Prisma Energy International; Former Not-for-Profit Directorships: Public
Radio International; Palm Beach Civic Assn.
		69	—
Dawn-Marie Driscoll (1946) Board Member since 1987
Advisory Board and former Executive Fellow, Hoffman Center for Business
Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm)
(1988–1990); Vice President of Corporate Affairs and General Counsel,
Filene’s (retail) (1978–1988); Directorships: Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); Former Directorships: ICI Mutual Insurance Company
(2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012),
Investment Company Institute (audit, executive, nominating committees)
and Independent Directors Council (governance, executive committees)
		69	—
Richard J. Herring (1946) Board Member since 1990
Jacob Safra Professor of International Banking and Professor of Finance,
The Wharton School, University of Pennsylvania (since July 1972);
formerly: Director, The Wharton Financial Institutions Center (1994–2020);
Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and
Director, The Lauder Institute of International Management Studies
(2000–2006); Member FDIC Systemic Risk Advisory Committee since
2011, member Systemic Risk Council since 2012 and member of the
Advisory Board at the Yale Program on Financial Stability since 2013;
Former Directorships: Co-Chair of the Shadow Financial Regulatory
Committee (2003–2015), Executive Director of The Financial Economists
Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013),
Director of The Aberdeen Singapore Fund (2007–2018), Director, The
Aberdeen Japan Fund (2007-2021) and Nonexecutive Director of Barclays
Bank DE (2010–2018)
		69	—

20 |	Deutsche DWS Variable Series II — DWS Government Money Market VIP

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Chad D. Perry (1972) Board Member or Advisory Board Member since 2021[3]	Executive Vice President, General Counsel and Secretary, Tanger Factory Outlet Centers, Inc.[2] (since 2011); formerly Executive Vice President and Deputy General Counsel, LPL Financial Holdings Inc.[2] (2006–2011); Senior Corporate Counsel, EMC Corporation (2005–2006); Associate, Ropes & Gray LLP (1997–2005)	21[4]	Director - Great Elm Capital Corp. (business development company) (since 2022)
Rebecca W. Rimel (1951) Board Member since 1995
Director, The Bridgespan Group (nonprofit organization) (since October
2020); formerly: Executive Vice President, The Glenmede Trust Company
(investment trust and wealth management) (1983–2004); Board Member,
Investor Education (charitable organization) (2004–2005); Former
Directorships: Trustee, Executive Committee, Philadelphia Chamber of
Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June
2007); Trustee, Thomas Jefferson Foundation (charitable organization)
(1994–2012); President, Chief Executive Officer and Director (1994–2020)
and Senior Advisor (2020-2021), The Pew Charitable Trusts (charitable organization); Director, BioTelemetry Inc.[2] (acquired by Royal Philips in
2021) (healthcare) (2009–2021); Director, Becton Dickinson and Company[2]
(medical technology company) (2012-2022)
		69	—
Catherine Schrand (1964) Board Member since 2021*	Celia Z. Moh Professor of Accounting (since 2016) and Professor of Accounting (since 1994), The Wharton School, University of Pennsylvania; formerly Vice Dean, Wharton Doctoral Programs (2016–2019)	69	—
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Former Directorships: Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	69	—
Officers5

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[7] (1974) President and Chief Executive Officer, 2017–present
Fund Administration (Head since 2017), DWS; Secretary, DWS USA Corporation (2018–present);
Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service
Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc.
(2018–present); Director and President, DB Investment Managers, Inc. (2018–present); President and
Chief Executive Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central
and Eastern Europe Fund, Inc. (2017–present); formerly: Vice President for the Deutsche funds
(2016–2017); Assistant Secretary for the DWS funds (2013–2019); Assistant Secretary, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc.
(2013–2020); Directorships: Interested Director, The European Equity Fund, Inc., The New Germany Fund,
Inc. and The Central and Eastern Europe Fund, Inc. (since June 25, 2020); ICI Mutual Insurance Company
(since October 16, 2020); and Episcopalian Charities of New York (2018–present)

John Millette[8] (1962) Vice President and Secretary, 1999–present
Legal (Associate General Counsel), DWS; Chief Legal Officer, DWS Investment Management Americas,
Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); Secretary, DBX
ETF Trust (2020–present); Vice President, DBX Advisors LLC (2021–present); Secretary, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc.
2011–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017); and
Assistant Secretary, DBX ETF Trust (2019–2020)

Ciara Crawford[9] (1984) Assistant Secretary, 2019–present	Fund Administration (Specialist), DWS (2015–present); formerly, Legal Assistant at Accelerated Tax Solutions
Diane Kenneally[8] (1966) Chief Financial Officer and Treasurer, 2018–present
Fund Administration Treasurer's Office (Co-Head since 2018), DWS; Treasurer, Chief Financial Officer and
Controller, DBX ETF Trust (2019–present); Treasurer and Chief Financial Officer, The European Equity
Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present);
formerly: Assistant Treasurer for the DWS funds (2007–2018)

Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Fund Administration Tax (Head), DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present
Fund Administration Treasurer's Office (Co-Head since 2018), DWS; Director and Vice President, DWS
Trust Company (2018–present); Assistant Treasurer, DBX ETF Trust (2019–present); Assistant Treasurer,
The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund,
Inc. (2018–present)

Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present
Anti-Financial Crime & Compliance US (Senior Team Lead), DWS; Chief Compliance Officer, The
European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund,
Inc. (2016–present)

Deutsche DWS Variable Series II — DWS Government Money Market VIP	| 21

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present
Legal (Senior Team Lead), DWS; Assistant Secretary, DBX ETF Trust (2020–present); Chief Legal Officer,
DBX Advisors LLC (2020–present); Chief Legal Officer, The European Equity Fund, Inc., The New
Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012–present); formerly: Secretary,
Deutsche AM Distributors, Inc. (2002–2017); Secretary, Deutsche AM Service Company (2010–2017);
and Chief Legal Officer, DBX Strategic Advisors LLC (2020–2021)

Christian Rijs[7] (1980) Anti-Money Laundering Compliance Officer, since October 6, 2021
Senior Team Lead Anti-Financial Crime and Compliance, DWS; AML Officer, DWS Trust Company (since
November 2, 2021); AML Officer, DBX ETF Trust (since October 21, 2021); AML Officer, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since
November 12, 2021); formerly: DWS UK & Ireland Head of Anti-Financial Crime and MLRO

*
Ms. Schrand was an Advisory Board Member for certain funds in the DWS Fund Complex for the period from November 18, 2021 to
December 31, 2022 and was elected as a Full Board Member as of January 1, 2023 for all funds in the DWS Fund Complex.

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[3]
Mr. Perry is an Advisory Board Member of Deutsche DWS Asset Allocation Trust, Deutsche DWS Equity 500 Index Portfolio,
Deutsche DWS Global/International Fund, Inc., Deutsche DWS Income Trust, Deutsche DWS Institutional Funds, Deutsche DWS
International Fund, Inc., Deutsche DWS Investment Trust, Deutsche DWS Investments VIT Funds, Deutsche DWS Money Market
Trust, Deutsche DWS Municipal Trust, Deutsche DWS Portfolio Trust, Deutsche DWS Securities Trust, Deutsche DWS Tax Free Trust,
Deutsche DWS Variable Series I and Government Cash Management Portfolio. Mr. Perry is a Board Member of each other Trust.

[4]
Mr. Perry oversees 21 funds in the DWS Fund Complex as a Board Member of various Trusts. Mr. Perry is an Advisory Board
Member of various Trusts/Corporations comprised of 48 funds in the DWS Fund Complex.

[5]
As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons”
of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[6]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
[7]	Address: 875 Third Avenue, New York, NY 10022.
[8]	Address: 100 Summer Street, Boston, MA 02110.
[9]	Address: 5201 Gate Parkway, Jacksonville, FL 32256.
Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.
The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

22 |	Deutsche DWS Variable Series II — DWS Government Money Market VIP

Notes

VS2GMM-2 (R-025834-12 2/23)

December 31, 2022
Annual Report
Deutsche DWS Variable Series II
DWS High Income VIP

Contents
3	Performance Summary
4	Management Summary
6	Portfolio Summary
7	Investment Portfolio
15	Statement of Assets and Liabilities
16	Statement of Operations
17	Statements of Changes in Net Assets
18	Financial Highlights
20	Notes to Financial Statements
27	Report of Independent Registered Public Accounting Firm
28	Information About Your Fund's Expenses
29	Tax Information
29	Proxy Voting
30	Advisory Agreement Board Considerations and Fee Evaluation
33	Board Members and Officers
This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality (“junk bonds”) and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. Please read the prospectus for details.
War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and, in the future, may lead to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Fund and its investments.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148
NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE
NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2 |	Deutsche DWS Variable Series II — DWS High Income VIP

Performance SummaryDecember 31, 2022 (Unaudited)
Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.
The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2022 are 0.84% and 1.27% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment

Yearly periods ended December 31
ICE BofA US High Yield Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results
DWS High Income VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,112	$10,068	$11,355	$14,417
	Average annual total return	–8.88%	0.23%	2.57%	3.73%
ICE BofA US High Yield Index	Growth of $10,000	$8,879	$9,922	$11,095	$14,715
	Average annual total return	–11.21%	–0.26%	2.10%	3.94%
DWS High Income VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$9,062	$9,949	$11,157	$13,933
	Average annual total return	–9.38%	–0.17%	2.21%	3.37%
ICE BofA US High Yield Index	Growth of $10,000	$8,879	$9,922	$11,095	$14,715
	Average annual total return	–11.21%	–0.26%	2.10%	3.94%
The growth of $10,000 is cumulative.

Deutsche DWS Variable Series II — DWS High Income VIP	| 3

Management Summary December 31, 2022 (Unaudited)
The Fund returned –8.88% in 2022 (Class A shares, unadjusted for contract charges), outperforming the –11.21% return of its benchmark, the ICE BofA US High Yield Index.
High-yield bonds endured a difficult year in 2022. Concerns about persistent inflation, the aggressive interest rate hikes by the U.S. Federal Reserve (Fed), and the potential for a recession in the U.S. economy combined to weigh on sentiment. Geopolitical issues also were a source of disruption across the higher-risk segments of the financial markets. Together, these factors led to sizable outflows from the high-yield category.
The negative return for high yield reflected the combination of rising U.S. Treasury yields and increasing yield spreads. The yield on the 10-year U.S. Treasury note rose from 1.44% to 3.88% over the course of the year. At the same time, the ICE BofA US High Yield Master II Option-Adjusted Spread — which measures the difference between the yields of high-yield bonds and equivalent Treasuries — climbed from 310 basis points (3.10 percentage points) at the beginning of the year to 421 at the end of December 2022.*
The Fund’s sector allocation contributed to performance in 2022. At a time of negative market performance, the largest contributions came from underweights or zero weightings in underperforming sectors, such as retail, media & entertainment, and pharmaceuticals. On the other hand, overweights in underperforming sectors — including healthcare and automotive — detracted. Security selection was an additional positive. From a ratings perspective, an underweight in CCC rated bonds was a key contributor. The Fund used derivatives to hedge its modest euro exposure back into U.S. dollars, which did not have a material effect on performance. Although we use derivatives periodically for specific purposes, they are not a core aspect of our strategy.
We retain a constructive view on the U.S. high-yield market, but we believe the risk of a recession remains elevated given that the Fed continues to pursue restrictive monetary policies to fight inflation. Additionally, we expect that market sentiment will remain volatile and vulnerable to a range of other potentially disruptive factors, including economic data releases and geopolitical risks associated with the war in Ukraine.
Despite constrained issuer access to capital markets, rising interest expenses, and an uncertain growth outlook, the high-yield default rate remained stable. The default rate by issuer was 0.85% in 2022, which compares to 0.86% in 2021 and the long-term average of 3.5%. One reason for this is that only 11% of the market is rated CCC, well beneath the historical average of about 22%. There is also a limited amount of near-term maturities, with only about 10% of the approximately $2.6 trillion in leveraged finance debt (high yield bonds and senior loans) due to mature before 2025. Nevertheless, as recession risks build and the Fed continues to increase interest rates, we anticipate the default rate will trend upward over the next two years and potentially approach the longer-term average.
We continue to find opportunities for relatively attractive total returns in the high-yield market. As always, we are seeking issuers whose improving credit metrics could drive rating agency upgrades that would push prices higher and cause spreads to tighten. Additionally, we remain on the lookout for opportunities where merger and acquisition activity could benefit the credit profile of the acquiring and target companies. Given increasing energy and raw materials costs, we are striving to identify issuers most capable of passing on price increases to defend both profit margins and cash flows. On the other hand, we are increasingly cautious on issuers with a significant portion of their capital structure in floating-rate debt – a potential negative at a time of rising yields. Ultimately, we continue to view credit analysis as critical for generating attractive total returns and balancing risk.
*
Source: Federal Reserve Bank of St. Louis Economic Database
Gary Russell, CFA, Head of Investment Strategy Fixed Income
Thomas R. Bouchard, Senior Portfolio Manager & Team Lead Fixed Income
Lonnie Fox, Senior Portfolio Manager & Team Lead Fixed Income
Sarah Rowin, CFA, Senior Portfolio Manager Fixed Income1
Portfolio Managers
1Began managing the Fund on February 1, 2023.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

4 |	Deutsche DWS Variable Series II — DWS High Income VIP

Terms to Know
The ICE BofA US High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the US domestic market.
Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.
Yield spread refers to differences between yields on differing debt instruments, calculated by deducting the yield of one instrument from another. The higher the yield spread, the greater the difference between the yields offered by each instrument.
The ICE BofA Merrill Lynch US High Yield Option-Adjusted Spread (OAS) calculates the spread between a computed OAS index of bonds that are below investment grade (those rated BB or below) and a spot Treasury curve.
Credit ratings are assessments of the creditworthiness of a borrower such as a corporation, a municipality or a sovereign country by a credit ratings agency (i.e., Standard & Poor’s, Moody’s, Fitch). Ratings agencies are paid to make such credit assessments by the entity that is seeking a rating for itself. Letter grades of “BBB” and above indicate that the rated borrower is considered “investment grade” by a particular ratings agency.
Contribution and detraction incorporate both an investment’s total return and its weighting in the Fund.
Overweight means that a fund holds a higher weighting in a given sector compared with its benchmark index. Underweight means that a fund holds a lower weighting.
Derivatives are contracts whose values can be based on a variety of instruments, including indices, currencies or securities. They can be utilized for a variety of reasons, including for hedging purposes, for risk management, for non‐hedging purposes to seek to enhance potential gains, as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility.
A default occurs when an issuer fails to make an interest or principal payment on a bond. The default rate is the percentage of issuers that default in a given year.

Deutsche DWS Variable Series II — DWS High Income VIP	| 5

Portfolio Summary(Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/22	12/31/21
Corporate Bonds	91%	93%
Cash Equivalents	4%	6%
Loan Participations and Assignments	3%	1%
Exchange-Traded Funds	2%	—
Warrants	0%	0%
Common Stocks	0%	0%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Exchange-Traded Funds, Securities Lending Collateral and Cash Equivalents)	12/31/22	12/31/21
Energy	19%	19%
Communication Services	19%	14%
Consumer Discretionary	18%	20%
Industrials	14%	14%
Materials	9%	9%
Health Care	8%	10%
Utilities	4%	4%
Real Estate	4%	5%
Consumer Staples	3%	2%
Information Technology	1%	1%
Financials	1%	2%
	100%	100%

Quality (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	12/31/22	12/31/21
AA	—	0%
BBB	10%	7%
BB	61%	56%
B	25%	30%
CCC	2%	7%
C	—	0%
Not Rated	2%	0%
	100%	100%
The quality ratings represent the higher of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) or S&P Global Ratings (“S&P”) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 7.
Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com, and is available free of charge by contacting your financial intermediary, or if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.

6 |	Deutsche DWS Variable Series II — DWS High Income VIP

Investment Portfolioas of December 31, 2022

	Principal Amount ($)(a)	Value ($)
Corporate Bonds 89.4%
Communication Services 15.9%
Altice France Holding SA:
144A, 6.0%, 2/15/2028 (b)	200,000	118,058
144A, 10.5%, 5/15/2027	200,000	152,500
Altice France SA, 144A, 5.5%, 1/15/2028	200,000	156,624
CCO Holdings LLC:
4.5%, 5/1/2032	10,000	7,960
144A, 4.75%, 3/1/2030	140,000	120,738
144A, 5.0%, 2/1/2028	250,000	226,998
144A, 5.125%, 5/1/2027	375,000	349,526
144A, 5.375%, 6/1/2029	350,000	316,494
Clear Channel Outdoor Holdings, Inc., 144A, 5.125%, 8/15/2027	320,000	277,280
CommScope Technologies LLC:
144A, 5.0%, 3/15/2027	65,000	44,148
144A, 6.0%, 6/15/2025	75,000	68,250
CSC Holdings LLC:
144A, 4.125%, 12/1/2030	200,000	141,166
144A, 6.5%, 2/1/2029	200,000	163,500
DirecTV Financing LLC, 144A, 5.875%, 8/15/2027	45,000	40,260
DISH DBS Corp.:
144A, 5.25%, 12/1/2026	140,000	117,927
144A, 5.75%, 12/1/2028	125,000	99,766
5.875%, 11/15/2024	221,000	205,361
DISH Network Corp., 144A, 11.75%, 11/15/2027	75,000	77,243
Frontier Communications Holdings LLC:
144A, 5.0%, 5/1/2028	265,000	231,085
144A, 6.0%, 1/15/2030	110,000	86,413
Gen Digital, Inc.:
144A, 6.75%, 9/30/2027	100,000	98,000
144A, 7.125%, 9/30/2030	70,000	68,775
Iliad Holding SASU, 144A, 6.5%, 10/15/2026	200,000	185,491
Lamar Media Corp., 4.875%, 1/15/2029	80,000	73,454
LCPR Senior Secured Financing DAC, 144A, 6.75%, 10/15/2027	189,000	176,715
Lumen Technologies, Inc., 144A, 5.125%, 12/15/2026 (b)	400,000	347,720
Outfront Media Capital LLC:
144A, 4.25%, 1/15/2029	70,000	58,081
144A, 5.0%, 8/15/2027	140,000	126,035
Sirius XM Radio, Inc.:
144A, 3.125%, 9/1/2026	110,000	97,673
144A, 4.0%, 7/15/2028	75,000	65,273
	Principal Amount ($)(a)		Value ($)
Sprint Capital Corp., 6.875%, 11/15/2028		100,000	103,794
Sprint LLC, 7.625%, 3/1/2026		245,000	257,815
Telecom Italia Capital SA, 6.375%, 11/15/2033		305,000	249,517
Telenet Finance Luxembourg Notes Sarl, 144A, 5.5%, 3/1/2028		200,000	180,000
Uber Technologies, Inc.:
144A, 4.5%, 8/15/2029		20,000	17,425
144A, 6.25%, 1/15/2028		25,000	24,000
144A, 7.5%, 5/15/2025		160,000	159,883
144A, 7.5%, 9/15/2027		50,000	50,035
ViaSat, Inc., 144A, 5.625%, 9/15/2025		136,000	126,179
Virgin Media Finance PLC, 144A, 5.0%, 7/15/2030		200,000	160,412
Virgin Media Secured Finance PLC, 144A, 5.5%, 5/15/2029		345,000	309,044
Vodafone Group PLC, 7.0%, 4/4/2079		265,000	266,439
Ziggo Bond Co. BV, 144A, 3.375%, 2/28/2030	EUR	270,000	207,431
Ziggo BV, 144A, 4.875%, 1/15/2030		290,000	242,663
			6,653,151
Consumer Discretionary 17.1%
Affinity Gaming, 144A, 6.875%, 12/15/2027		160,000	135,654
Arko Corp., 144A, 5.125%, 11/15/2029		60,000	47,112
Avis Budget Car Rental LLC:
144A, 5.375%, 3/1/2029 (b)		100,000	85,544
144A, 5.75%, 7/15/2027		90,000	81,630
Bath & Body Works, Inc.:
144A, 6.625%, 10/1/2030		70,000	65,688
6.875%, 11/1/2035		100,000	88,890
144A, 9.375%, 7/1/2025		35,000	37,282
Beacon Roofing Supply, Inc., 144A, 4.125%, 5/15/2029		100,000	83,099
Boyd Gaming Corp.:
4.75%, 12/1/2027		130,000	121,079
144A, 4.75%, 6/15/2031		100,000	87,000
Caesars Entertainment, Inc.:
144A, 4.625%, 10/15/2029		210,000	170,900
144A, 6.25%, 7/1/2025		270,000	262,352
144A, 8.125%, 7/1/2027		410,000	402,846
Carnival Corp.:
144A, 5.75%, 3/1/2027		170,000	121,387
144A, 6.0%, 5/1/2029		30,000	19,991
144A, 9.875%, 8/1/2027		130,000	122,850
REG S, 10.125%, 2/1/2026	EUR	100,000	105,829
144A, 10.5%, 2/1/2026		80,000	80,381
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS High Income VIP	| 7

	Principal Amount ($)(a)		Value ($)
Clarios Global LP:
144A, 4.375%, 5/15/2026	EUR	100,000	98,784
REG S, 4.375%, 5/15/2026	EUR	200,000	197,569
Ford Motor Credit Co. LLC:
3.375%, 11/13/2025		209,000	188,939
3.625%, 6/17/2031		240,000	188,534
4.95%, 5/28/2027		200,000	186,580
5.113%, 5/3/2029		200,000	181,109
5.125%, 6/16/2025		230,000	221,109
5.584%, 3/18/2024		200,000	197,370
Hilton Grand Vacations Borrower Escrow LLC:
144A, 4.875%, 7/1/2031		30,000	24,485
144A, 5.0%, 6/1/2029		90,000	77,400
Jaguar Land Rover Automotive PLC, 144A, 5.875%, 1/15/2028		200,000	152,090
Las Vegas Sands Corp.:
2.9%, 6/25/2025		100,000	91,897
3.5%, 8/18/2026		150,000	135,420
Macy's Retail Holdings LLC, 144A, 5.875%, 3/15/2030		76,000	65,948
Marriott Ownership Resorts, Inc., 144A, 4.5%, 6/15/2029		125,000	103,703
Melco Resorts Finance Ltd., 144A, 5.375%, 12/4/2029		200,000	159,918
Meritage Homes Corp., 6.0%, 6/1/2025		90,000	89,567
Midwest Gaming Borrower LLC, 144A, 4.875%, 5/1/2029		100,000	85,086
NCL Corp. Ltd.:
144A, 3.625%, 12/15/2024		100,000	85,436
144A, 5.875%, 3/15/2026		130,000	102,111
NCL Finance Ltd., 144A, 6.125%, 3/15/2028		60,000	44,293
Newell Brands, Inc., 5.75%, 4/1/2046		60,000	47,824
Raptor Acquisition Corp., 144A, 4.875%, 11/1/2026		170,000	151,028
Royal Caribbean Cruises Ltd.:
144A, 9.25%, 1/15/2029		340,000	349,384
144A, 11.5%, 6/1/2025		30,000	32,175
144A, 11.625%, 8/15/2027		110,000	110,465
Sands China Ltd., 4.875%, 6/18/2030		200,000	175,756
Scientific Games International, Inc.:
144A, 7.0%, 5/15/2028		235,000	224,169
144A, 8.625%, 7/1/2025		50,000	51,010
SRS Distribution, Inc.:
144A, 4.625%, 7/1/2028		50,000	44,324
144A, 6.0%, 12/1/2029		60,000	47,751
Staples, Inc., 144A, 7.5%, 4/15/2026		240,000	206,563
Travel & Leisure Co.:
144A, 4.5%, 12/1/2029		100,000	81,483
	Principal Amount ($)(a)		Value ($)
144A, 6.625%, 7/31/2026		120,000	117,391
Vail Resorts, Inc., 144A, 6.25%, 5/15/2025		100,000	100,000
Viking Cruises Ltd.:
144A, 5.875%, 9/15/2027		105,000	85,592
144A, 7.0%, 2/15/2029		90,000	74,475
Viking Ocean Cruises Ship VII Ltd., 144A, 5.625%, 2/15/2029		15,000	12,075
Williams Scotsman International, Inc., 144A, 6.125%, 6/15/2025		122,000	120,780
Wynn Macau Ltd., 144A, 5.125%, 12/15/2029		200,000	161,818
Wynn Resorts Finance LLC, 144A, 5.125%, 10/1/2029		105,000	89,999
Yum Brands, Inc., 5.375%, 4/1/2032		100,000	92,625
			7,173,549
Consumer Staples 2.1%
Albertsons Companies, Inc., 144A, 3.25%, 3/15/2026		150,000	136,808
Coty, Inc., REG S, 3.875%, 4/15/2026	EUR	100,000	99,390
Darling Ingredients, Inc., 144A, 6.0%, 6/15/2030		30,000	29,325
Pilgrim's Pride Corp.:
144A, 4.25%, 4/15/2031		245,000	208,386
144A, 5.875%, 9/30/2027		230,000	223,094
Post Holdings, Inc.:
144A, 5.625%, 1/15/2028		75,000	70,601
144A, 5.75%, 3/1/2027		110,000	106,379
			873,983
Energy 17.4%
Antero Midstream Partners LP:
144A, 5.375%, 6/15/2029		70,000	63,997
144A, 5.75%, 3/1/2027		130,000	122,896
144A, 5.75%, 1/15/2028		90,000	83,485
144A, 7.875%, 5/15/2026		156,000	157,914
Antero Resources Corp.:
144A, 5.375%, 3/1/2030		50,000	46,356
144A, 7.625%, 2/1/2029		138,000	138,760
Apache Corp., 5.1%, 9/1/2040		57,000	47,237
Archrock Partners LP:
144A, 6.25%, 4/1/2028		220,000	201,303
144A, 6.875%, 4/1/2027		110,000	105,013
Ascent Resources Utica Holdings LLC:
144A, 5.875%, 6/30/2029		130,000	115,912
144A, 8.25%, 12/31/2028		65,000	63,713
Buckeye Partners LP, 144A, 4.5%, 3/1/2028		80,000	70,320
Cheniere Energy Partners LP:
3.25%, 1/31/2032		30,000	23,841
4.5%, 10/1/2029		272,000	244,588
The accompanying notes are an integral part of the financial statements.

8 |	Deutsche DWS Variable Series II — DWS High Income VIP

	Principal Amount ($)(a)	Value ($)
Chesapeake Energy Corp.:
144A, 5.875%, 2/1/2029	75,000	71,061
144A, 6.75%, 4/15/2029	330,000	321,288
Chord Energy Corp., 144A, 6.375%, 6/1/2026	40,000	38,957
CNX Resources Corp.:
144A, 6.0%, 1/15/2029	135,000	124,219
144A, 7.25%, 3/14/2027	10,000	9,925
144A, 7.375%, 1/15/2031	70,000	67,094
Colgate Energy Partners III LLC, 144A, 5.875%, 7/1/2029	225,000	193,244
Comstock Resources, Inc.:
144A, 5.875%, 1/15/2030	30,000	25,791
144A, 6.75%, 3/1/2029	155,000	139,888
DCP Midstream Operating LP, 5.375%, 7/15/2025	527,000	522,099
DT Midstream, Inc.:
144A, 4.125%, 6/15/2029	155,000	133,162
144A, 4.375%, 6/15/2031	30,000	25,167
Endeavor Energy Resources LP, 144A, 5.75%, 1/30/2028	145,000	138,840
EnLink Midstream LLC, 144A, 6.5%, 9/1/2030	30,000	29,691
EQM Midstream Partners LP:
4.125%, 12/1/2026	100,000	88,944
144A, 4.5%, 1/15/2029	50,000	41,996
5.5%, 7/15/2028	55,000	49,179
144A, 6.0%, 7/1/2025	52,000	50,180
144A, 6.5%, 7/1/2027	80,000	76,460
144A, 7.5%, 6/1/2027	45,000	44,067
Genesis Energy LP:
5.625%, 6/15/2024	85,000	82,025
6.5%, 10/1/2025	90,000	86,014
7.75%, 2/1/2028	75,000	69,036
Harvest Midstream I LP, 144A, 7.5%, 9/1/2028	155,000	147,938
Hess Midstream Operations LP:
144A, 4.25%, 2/15/2030	110,000	94,041
144A, 5.125%, 6/15/2028	75,000	69,352
Hilcorp Energy I LP:
144A, 5.75%, 2/1/2029	155,000	137,960
144A, 6.0%, 2/1/2031	110,000	94,881
144A, 6.25%, 11/1/2028	35,000	31,675
Howard Midstream Energy Partners LLC, 144A, 6.75%, 1/15/2027	40,000	38,342
Murphy Oil U.S.A., Inc., 4.75%, 9/15/2029	55,000	50,327
Nabors Industries, Inc.:
5.75%, 2/1/2025	105,000	100,129
144A, 7.375%, 5/15/2027	105,000	101,713
NuStar Logistics LP, 5.75%, 10/1/2025	80,000	76,907
Occidental Petroleum Corp.:
6.125%, 1/1/2031	255,000	257,343
	Principal Amount ($)(a)		Value ($)
6.625%, 9/1/2030		200,000	206,676
8.5%, 7/15/2027		100,000	107,681
Parkland Corp., 144A, 5.875%, 7/15/2027		80,000	75,960
Precision Drilling Corp., 144A, 6.875%, 1/15/2029		30,000	27,930
Range Resources Corp.:
144A, 4.75%, 2/15/2030		10,000	8,811
8.25%, 1/15/2029		280,000	288,525
Rockcliff Energy II LLC, 144A, 5.5%, 10/15/2029		30,000	27,449
SM Energy Co., 6.5%, 7/15/2028		80,000	76,702
Southwestern Energy Co.:
4.75%, 2/1/2032		70,000	59,821
5.375%, 2/1/2029		155,000	143,694
5.7%, 1/23/2025		36,000	35,370
7.75%, 10/1/2027		200,000	203,824
8.375%, 9/15/2028		50,000	51,547
Sunoco LP:
4.5%, 5/15/2029		56,000	48,983
5.875%, 3/15/2028		35,000	33,146
TransAlta Corp., 7.75%, 11/15/2029		85,000	86,809
Transocean Poseidon Ltd., 144A, 6.875%, 2/1/2027		179,375	174,553
Transocean, Inc., 144A, 7.5%, 1/15/2026		50,000	42,092
USA Compression Partners LP:
6.875%, 4/1/2026		142,000	136,219
6.875%, 9/1/2027		100,000	93,500
Venture Global Calcasieu Pass LLC, 144A, 4.125%, 8/15/2031		30,000	25,560
Weatherford International Ltd., 144A, 8.625%, 4/30/2030		222,000	213,188
			7,282,310
Financials 0.9%
Navient Corp., 6.125%, 3/25/2024		393,000	384,990
Health Care 7.6%
Acadia Healthcare Co., Inc., 144A, 5.0%, 4/15/2029		250,000	229,925
Avantor Funding, Inc., REG S, 3.875%, 7/15/2028	EUR	100,000	98,321
Bausch Health Companies, Inc.:
144A, 5.5%, 11/1/2025 (b)		51,000	43,325
144A, 6.125%, 2/1/2027		125,000	86,204
Catalent Pharma Solutions, Inc.:
REG S, 2.375%, 3/1/2028	EUR	100,000	86,552
144A, 5.0%, 7/15/2027		125,000	116,315
Charles River Laboratories International, Inc., 144A, 3.75%, 3/15/2029		65,000	57,486
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS High Income VIP	| 9

	Principal Amount ($)(a)		Value ($)
Community Health Systems, Inc.:
144A, 4.75%, 2/15/2031		115,000	83,492
144A, 5.25%, 5/15/2030		90,000	67,863
144A, 5.625%, 3/15/2027		135,000	115,757
144A, 6.0%, 1/15/2029		65,000	54,371
144A, 6.125%, 4/1/2030 (b)		50,000	24,759
Encompass Health Corp.:
4.5%, 2/1/2028		45,000	40,878
4.75%, 2/1/2030		137,000	120,305
IQVIA, Inc., 144A, 5.0%, 5/15/2027		220,000	209,726
Legacy LifePoint Health LLC, 144A, 4.375%, 2/15/2027		75,000	63,437
LifePoint Health, Inc., 144A, 5.375%, 1/15/2029		115,000	64,987
Molina Healthcare, Inc., 144A, 3.875%, 11/15/2030		100,000	84,744
Organon & Co, 144A, 4.125%, 4/30/2028		200,000	177,080
Owens & Minor, Inc.:
144A, 4.5%, 3/31/2029		55,000	43,852
144A, 6.625%, 4/1/2030		50,000	42,970
Select Medical Corp., 144A, 6.25%, 8/15/2026		125,000	118,854
Tenet Healthcare Corp.:
144A, 4.875%, 1/1/2026		250,000	236,411
144A, 5.125%, 11/1/2027		150,000	139,536
144A, 6.125%, 6/15/2030		215,000	204,852
Teva Pharmaceutical Finance Netherlands II BV:
4.375%, 5/9/2030	EUR	100,000	88,086
4.5%, 3/1/2025	EUR	100,000	102,474
Teva Pharmaceutical Finance Netherlands III BV:
5.125%, 5/9/2029 (b)		200,000	178,109
6.0%, 4/15/2024		200,000	196,017
			3,176,688
Industrials 12.7%
ADT Security Corp., 144A, 4.875%, 7/15/2032		50,000	42,491
Advanced Drainage Systems, Inc., 144A, 6.375%, 6/15/2030		90,000	87,449
American Airlines, Inc.:
144A, 5.5%, 4/20/2026		275,000	264,453
144A, 5.75%, 4/20/2029		135,000	123,384
144A, 11.75%, 7/15/2025		120,000	128,712
ATS Corp., 144A, 4.125%, 12/15/2028		30,000	25,883
Avient Corp., 144A, 7.125%, 8/1/2030		30,000	29,326
Bombardier, Inc.:
144A, 6.0%, 2/15/2028		200,000	184,944
144A, 7.5%, 3/15/2025		82,000	81,206
Builders FirstSource, Inc., 144A, 4.25%, 2/1/2032		105,000	85,126
	Principal Amount ($)(a)	Value ($)
Cargo Aircraft Management, Inc., 144A, 4.75%, 2/1/2028	100,000	90,761
Chart Industries, Inc.:
144A, 7.5%, 1/1/2030	110,000	110,582
144A, 9.5%, 1/1/2031	40,000	41,024
Clean Harbors, Inc., 144A, 5.125%, 7/15/2029	90,000	83,471
Delta Air Lines, Inc.:
3.75%, 10/28/2029	51,000	42,392
144A, 7.0%, 5/1/2025	71,000	72,558
GFL Environmental, Inc.:
144A, 3.75%, 8/1/2025	80,000	75,600
144A, 4.0%, 8/1/2028	100,000	85,500
144A, 4.25%, 6/1/2025	40,000	38,208
144A, 5.125%, 12/15/2026	50,000	47,815
Hawaiian Brand Intellectual Property Ltd., 144A, 5.75%, 1/20/2026	200,000	181,000
Hertz Corp., 144A, 4.625%, 12/1/2026	270,000	226,125
Howmet Aerospace, Inc., 6.875%, 5/1/2025	140,000	143,664
Imola Merger Corp., 144A, 4.75%, 5/15/2029	105,000	91,099
Masonite International Corp., 144A, 5.375%, 2/1/2028	74,000	68,421
Mileage Plus Holdings LLC, 144A, 6.5%, 6/20/2027	117,008	116,329
Moog, Inc., 144A, 4.25%, 12/15/2027	160,000	148,000
NESCO Holdings II, Inc., 144A, 5.5%, 4/15/2029	95,000	83,125
Prime Security Services Borrower LLC:
144A, 3.375%, 8/31/2027	65,000	56,107
144A, 5.75%, 4/15/2026	135,000	129,938
144A, 6.25%, 1/15/2028	135,000	122,872
Sabre GLBL, Inc., 144A, 11.25%, 12/15/2027	65,000	66,932
Signature Aviation U.S. Holdings, Inc., 144A, 4.0%, 3/1/2028	155,000	146,853
Spirit Loyalty Cayman Ltd., 144A, 8.0%, 9/20/2025	219,000	219,763
Summit Materials LLC, 144A, 5.25%, 1/15/2029	54,000	50,275
TK Elevator U.S. Newco, Inc., 144A, 5.25%, 7/15/2027	200,000	177,508
TransDigm, Inc.:
4.625%, 1/15/2029	205,000	180,250
5.5%, 11/15/2027	115,000	107,991
144A, 6.25%, 3/15/2026	535,000	527,612
United Airlines, Inc., 144A, 4.375%, 4/15/2026	160,000	148,308
United Rentals North America, Inc.:
4.875%, 1/15/2028	330,000	312,725
5.25%, 1/15/2030	80,000	75,166
The accompanying notes are an integral part of the financial statements.

10 |	Deutsche DWS Variable Series II — DWS High Income VIP

	Principal Amount ($)(a)		Value ($)
144A, 6.0%, 12/15/2029		200,000	198,750
			5,319,698
Information Technology 0.7%
NCR Corp.:
144A, 5.0%, 10/1/2028		100,000	85,253
144A, 5.125%, 4/15/2029		110,000	91,996
144A, 5.25%, 10/1/2030		25,000	20,625
Open Text Corp., 144A, 6.9%, 12/1/2027		30,000	30,000
Playtika Holding Corp., 144A, 4.25%, 3/15/2029		110,000	86,345
			314,219
Materials 7.7%
Arconic Corp., 144A, 6.125%, 2/15/2028		245,000	229,875
Chemours Co.:
4.0%, 5/15/2026	EUR	100,000	95,554
144A, 4.625%, 11/15/2029		100,000	81,750
5.375%, 5/15/2027		95,000	87,727
144A, 5.75%, 11/15/2028		290,000	260,487
Clearwater Paper Corp.:
144A, 4.75%, 8/15/2028		155,000	136,195
144A, 5.375%, 2/1/2025		110,000	106,881
Cleveland-Cliffs, Inc.:
144A, 4.625%, 3/1/2029		31,000	27,513
144A, 4.875%, 3/1/2031		101,000	89,182
144A, 6.75%, 3/15/2026		175,000	175,437
Consolidated Energy Finance SA, 144A, 5.625%, 10/15/2028		150,000	127,452
Constellium SE, 144A, 3.75%, 4/15/2029		250,000	203,109
First Quantum Minerals Ltd.:
144A, 6.875%, 3/1/2026		200,000	189,404
144A, 6.875%, 10/15/2027		300,000	281,467
Hudbay Minerals, Inc.:
144A, 4.5%, 4/1/2026		60,000	54,500
144A, 6.125%, 4/1/2029		100,000	90,555
Methanex Corp., 5.25%, 12/15/2029		120,000	106,471
Novelis Corp.:
144A, 3.25%, 11/15/2026		195,000	174,819
144A, 4.75%, 1/30/2030		375,000	332,462
Roller Bearing Co. of America, Inc., 144A, 4.375%, 10/15/2029		80,000	69,176
SK Invictus Intermediate II Sarl, 144A, 5.0%, 10/30/2029		45,000	36,900
Taseko Mines Ltd., 144A, 7.0%, 2/15/2026		125,000	109,917
Tronox, Inc., 144A, 4.625%, 3/15/2029		205,000	170,406
			3,237,239
	Principal Amount ($)(a)	Value ($)
Real Estate 3.7%
Iron Mountain Information Management Services, Inc., 144A, (REIT), 5.0%, 7/15/2032	40,000	33,228
Iron Mountain, Inc.:
144A, (REIT), 4.875%, 9/15/2027	100,000	91,960
144A, (REIT), 4.875%, 9/15/2029	60,000	52,332
144A, (REIT), 5.0%, 7/15/2028	75,000	67,364
144A, (REIT), 5.25%, 3/15/2028	145,000	133,381
144A, (REIT), 5.25%, 7/15/2030	100,000	86,900
iStar, Inc.:
(REIT), 4.25%, 8/1/2025	100,000	97,992
(REIT), 4.75%, 10/1/2024	170,000	168,723
MPT Operating Partnership LP:
(REIT), 3.5%, 3/15/2031	105,000	71,976
(REIT), 4.625%, 8/1/2029	140,000	106,762
SBA Communications Corp., (REIT), 3.125%, 2/1/2029	60,000	49,889
Starwood Property Trust, Inc., 144A, (REIT), 3.625%, 7/15/2026	50,000	43,750
Uniti Group LP, 144A, (REIT), 6.0%, 1/15/2030 (b)	40,000	25,311
VICI Properties LP:
144A, (REIT), 4.625%, 6/15/2025	233,000	223,389
144A, (REIT), 5.75%, 2/1/2027	310,000	302,176
		1,555,133
Utilities 3.6%
AmeriGas Partners LP:
5.5%, 5/20/2025	205,000	196,969
5.75%, 5/20/2027	110,000	102,230
Calpine Corp.:
144A, 4.5%, 2/15/2028	200,000	178,396
144A, 4.625%, 2/1/2029	30,000	25,742
144A, 5.125%, 3/15/2028	50,000	44,615
Clearway Energy Operating LLC, 144A, 4.75%, 3/15/2028	115,000	106,139
FirstEnergy Corp., 4.4%, 7/15/2027	90,000	83,722
NRG Energy, Inc.:
144A, 3.625%, 2/15/2031	145,000	110,229
144A, 5.25%, 6/15/2029	157,000	138,590
5.75%, 1/15/2028	200,000	187,734
Pattern Energy Operations LP, 144A, 4.5%, 8/15/2028	90,000	80,697
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS High Income VIP	| 11

	Principal Amount ($)(a)	Value ($)
PG&E Corp., 5.25%, 7/1/2030	135,000	122,850
Vistra Operations Co. LLC, 144A, 4.375%, 5/1/2029	135,000	116,318
		1,494,231
Total Corporate Bonds (Cost $40,866,954)		37,465,191
Loan Participations and Assignments 3.3%
Senior Loans (c)
Athenahealth, Inc., Term Loan B, 30-day average SOFR + 3.5%, 7.821%, 2/15/2029	63,810	57,771
Clear Channel Outdoor Holdings, Inc., Term Loan B, 3-month USD-LIBOR + 3.5%, 7.915%, 8/21/2026	197,954	180,757
CommScope, Inc., Term Loan B, 1-month USD-LIBOR + 3.25%, 7.634%, 4/6/2026	149,421	141,240
DirecTV Financing LLC, Term Loan, 1-month USD-LIBOR + 5.0%, 9.384%, 8/2/2027	270,432	263,869
Frontier Communications Corp., First Lien Term Loan, 3-month USD-LIBOR + 3.75%, 8.5%, 5/1/2028	148,489	142,191
Gray Television, Inc., Term Loan B, 1-month USD-LIBOR + 2.5%, 6.62% - 6.884%, 2/7/2024	61,977	61,999
Naked Juice LLC, Term Loan, 90-day average SOFR + 3.25%, 7.93%, 1/24/2029	22,885	20,581
Option Care Health, Inc., Term Loan B, 1-month USD- LIBOR + 2.75%, 7.134%, 10/27/2028	128,700	127,976
Pacific Gas & Electric Co., Term Loan, 1-month USD- LIBOR + 3.0%, 7.438%, 6/23/2025	197,969	196,732
Tronox Finance LLC, Term Loan B, 1-month USD-LIBOR + 2.25%, 6.634%, 3/11/2028	200,000	194,103
Total Loan Participations and Assignments (Cost $1,432,902)		1,387,219

	Shares	Value ($)
Exchange-Traded Funds 2.2%
iShares iBoxx High Yield Corporate Bond ETF (b)	4,800	353,424
SPDR Bloomberg High Yield Bond ETF	6,600	594,000
Total Exchange-Traded Funds (Cost $1,073,795)		947,424
Common Stocks 0.0%
Industrials
Quad Graphics, Inc.* (Cost $0)	287	1,171
Warrants 0.3%
Materials
Hercules Trust II, Expiration Date 3/31/2029* (d) (Cost $244,286)	1,100	109,636
Securities Lending Collateral 2.9%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 4.07% (e) (f) (Cost $1,212,645)	1,212,645	1,212,645
Cash Equivalents 3.5%
DWS Central Cash Management Government Fund, 4.2% (e) (Cost $1,468,062)	1,468,062	1,468,062

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $46,298,644)	101.6	42,591,348
Other Assets and Liabilities, Net	(1.6)	(679,202)
Net Assets	100.0	41,912,146
The accompanying notes are an integral part of the financial statements.

12 |	Deutsche DWS Variable Series II — DWS High Income VIP

A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2022 are as follows:
Value ($) at 12/31/2021	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2022	Value ($) at 12/31/2022
Securities Lending Collateral 2.9%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 4.07% (e) (f)
1,857,630	—	644,985 (g)	—	—	21,341	—	1,212,645	1,212,645
Cash Equivalents 3.5%
DWS Central Cash Management Government Fund, 4.2% (e)
2,785,992	15,700,502	17,018,432	—	—	30,053	—	1,468,062	1,468,062
4,643,622	15,700,502	17,663,417	—	—	51,394	—	2,680,707	2,680,707

*	Non-income producing security.
(a)	Principal amount stated in U.S. dollars unless otherwise noted.
(b)
All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at December 31, 2022 amounted to $1,165,801, which is 2.8% of net assets.

(c)
Variable or floating rate security. These securities are shown at their current rate as of December 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables. Securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable.

(d)	Investment was valued using significant unobservable inputs.
(e)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(f)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(g)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended December 31, 2022.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.

REIT: Real Estate Investment Trust
SOFR: Secured Overnight Financing Rate
SPDR: Standard & Poor's Depositary Receipt
LIBOR: London Interbank Offered Rate, the benchmark rate for certain floating rate securities, has been phased out as of the end of 2021 for most maturities and currencies, although certain widely used US Dollar LIBOR rates are expected to continue to be published through June 2023 to assist with the transition. The transition process from LIBOR towards its expected replacement reference rate with the Secured Overnight Financing Rate (SOFR) for US Dollar LIBOR rates has become increasingly well defined, especially following the signing of the federal Adjustable Interest Rate (LIBOR) Act in March 2022 , and the adoption of implementing regulations in December 2022, which will replace LIBOR-based benchmark rates in instruments with no, or insufficient, alternative rate-setting provisions with a SOFR-based rate following the cessation of LIBOR. However, the Fund or the instruments in which the Fund invests may be adversely affected by the phase out by, among other things, increased volatility or illiquidity.
At December 31, 2022, the Fund had an unfunded loan commitments of $10,434, which could be extended at the option of the borrower, pursuant to the following loan agreements:
Borrower	Unfunded Loan Commitments ($)	Value ($)	Unrealized Depreciation ($)
Athenahealth, Inc., Delayed Draw Term Loan, 2/15/2029	10,434	9,841	(593)
At December 31, 2022, the Fund had the following open forward foreign currency contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	14,044	EUR	13,142	1/31/2023	54	BNP Paribas SA
USD	16,111	EUR	15,143	1/31/2023	134	JPMorgan Chase Bank N.A.
Total unrealized appreciation					188

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS High Income VIP	| 13

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
EUR	1,174,039	USD	1,234,994	1/31/2023	(24,498)	Barclays Bank PLC
Currency Abbreviation(s)

EUR	Euro
USD	United States Dollar
For information on the Fund’s policy and additional disclosures regarding forward foreign currency contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.
Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of December 31, 2022 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds (a)	$ —	$ 37,465,191	$ —	$ 37,465,191
Loan Participations and Assignments	—	1,387,219	—	1,387,219
Exchange-Traded Funds	947,424	—	—	947,424
Common Stocks	1,171	—	—	1,171
Warrants	—	—	109,636	109,636
Short-Term Investments (a)	2,680,707	—	—	2,680,707
Derivatives (b)
Forward Foreign Currency Contracts	—	188	—	188
Total	$3,629,302	$38,852,598	$109,636	$42,591,536
Liabilities	Level 1	Level 2	Level 3	Total
Unfunded Loan Commitment (c)	$ —	$ (593)	$ —	$ (593)
Derivatives (b)
Forward Foreign Currency Contracts	—	(24,498)	—	(24,498)
Total	$—	$(25,091)	$—	$(25,091)

(a)	See Investment Portfolio for additional detailed categorizations.
(b)	Derivatives include unrealized appreciation (depreciation) on open forward foreign currency contracts.
(c)	Includes depreciation on unfunded loan commitments.
The accompanying notes are an integral part of the financial statements.

14 |	Deutsche DWS Variable Series II — DWS High Income VIP

Statement of Assets and Liabilities

as of December 31, 2022

Assets
Investments in non-affiliated securities, at value (cost $43,617,937) — including $1,165,801 of securities loaned	$ 39,910,641
Investment in DWS Government & Agency Securities Portfolio (cost $1,212,645)*	1,212,645
Investment in DWS Central Cash Management Government Fund (cost $1,468,062)	1,468,062
Cash	19,791
Foreign currency, at value (cost $23,612)	24,486
Receivable for investments sold	7,524
Receivable for Fund shares sold	345
Interest receivable	661,241
Unrealized appreciation on forward foreign currency contracts	188
Other assets	851
Total assets	43,305,774
Liabilities
Payable upon return of securities loaned	1,212,645
Payable for Fund shares redeemed	33,802
Unrealized depreciation on forward foreign currency contracts	24,498
Unrealized depreciation on unfunded commitments	593
Accrued management fee	14,839
Accrued Trustees' fees	1,668
Other accrued expenses and payables	105,583
Total liabilities	1,393,628
Net assets, at value	$41,912,146
Net Assets Consist of
Distributable earnings (loss)	(9,401,413)
Paid-in capital	51,313,559
Net assets, at value	$41,912,146
Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($41,237,977 ÷ 7,728,847 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 5.34
Class B
Net Asset Value, offering and redemption price per share ($674,169 ÷ 125,968 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 5.35

*	Represents collateral on securities loaned.
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS High Income VIP	| 15

Statement of Operations
for the year ended December 31, 2022

Investment Income
Income:
Interest	$ 2,380,773
Dividends	61,550
Income distributions — DWS Central Cash Management Government Fund	30,053
Securities lending income, net of borrower rebates	21,341
Total income	2,493,717
Expenses:
Management fee	225,488
Administration fee	43,745
Services to shareholders	985
Record keeping fee (Class B)	954
Distribution service fee (Class B)	1,609
Custodian fee	5,652
Audit fee	66,733
Legal fees	19,236
Tax fees	7,206
Reports to shareholders	28,476
Trustees' fees and expenses	4,703
Other	2,461
Total expenses before expense reductions	407,248
Expense reductions	(85,584)
Total expenses after expense reductions	321,664
Net investment income	2,172,053
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(1,581,723)
Forward foreign currency contracts	79,077
Foreign currency	(5,050)
(1,507,696)
Change in net unrealized appreciation (depreciation) on:
Investments	(5,207,128)
Unfunded loan commitments	(593)
Forward foreign currency contracts	(19,230)
Foreign currency	1,829
(5,225,122)
Net gain (loss)	(6,732,818)
Net increase (decrease) in net assets resulting from operations	$(4,560,765)
The accompanying notes are an integral part of the financial statements.

16 |	Deutsche DWS Variable Series II — DWS High Income VIP

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2022	2021
Operations:
Net investment income	$ 2,172,053	$ 2,284,536
Net realized gain (loss)	(1,507,696)	1,370,374
Change in net unrealized appreciation (depreciation)	(5,225,122)	(1,547,405)
Net increase (decrease) in net assets resulting from operations	(4,560,765)	2,107,505
Distributions to shareholders:
Class A	(2,374,887)	(2,455,814)
Class B	(28,302)	(6,327)
Total distributions	(2,403,189)	(2,462,141)
Fund share transactions:
Class A
Proceeds from shares sold	2,744,738	6,500,206
Reinvestment of distributions	2,374,887	2,455,814
Payments for shares redeemed	(8,372,146)	(11,190,770)
Net increase (decrease) in net assets from Class A share transactions	(3,252,521)	(2,234,750)
Class B
Proceeds from shares sold	385,798	481,262
Reinvestment of distributions	28,302	6,327
Payments for shares redeemed	(269,273)	(21,374)
Net increase (decrease) in net assets from Class B share transactions	144,827	466,215
Increase (decrease) in net assets	(10,071,648)	(2,123,171)
Net assets at beginning of period	51,983,794	54,106,965
Net assets at end of period	$41,912,146	$51,983,794

Other Information
Class A
Shares outstanding at beginning of period	8,311,044	8,668,128
Shares sold	498,999	1,055,087
Shares issued to shareholders in reinvestment of distributions	431,798	408,621
Shares redeemed	(1,512,994)	(1,820,792)
Net increase (decrease) in Class A shares	(582,197)	(357,084)
Shares outstanding at end of period	7,728,847	8,311,044
Class B
Shares outstanding at beginning of period	100,035	23,669
Shares sold	69,817	78,794
Shares issued to shareholders in reinvestment of distributions	5,118	1,048
Shares redeemed	(49,002)	(3,476)
Net increase (decrease) in Class B shares	25,933	76,366
Shares outstanding at end of period	125,968	100,035
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS High Income VIP	| 17

Financial Highlights
DWS High Income VIP — Class A
	Years Ended December 31,
	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$6.18	$6.23	$6.23	$5.71	$6.36
Income (loss) from investment operations:
Net investment income[a]	.27	.27	.29	.31	.33
Net realized and unrealized gain (loss)	(.81)	(.03)	.04	.56	(.48)
Total from investment operations	(.54)	.24	.33	.87	(.15)
Less distributions from:
Net investment income	(.30)	(.29)	(.33)	(.35)	(.50)
Net asset value, end of period	$5.34	$6.18	$6.23	$6.23	$5.71
Total Return (%)[b]	(8.88)	4.00	6.24	15.69	(2.52)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	41	51	54	56	52
Ratio of expenses before expense reductions (%)[c]	.90	.84	.87	.96	.94
Ratio of expenses after expense reductions (%)[c]	.71	.71	.70	.68	.69
Ratio of net investment income (%)	4.82	4.32	4.86	5.09	5.41
Portfolio turnover rate (%)	45	56	94	82	62

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

18 |	Deutsche DWS Variable Series II — DWS High Income VIP

DWS High Income VIP — Class B
	Years Ended December 31,
	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$6.20	$6.24	$6.25	$5.73	$6.38
Income (loss) from investment operations:
Net investment income[a]	.25	.24	.27	.29	.31
Net realized and unrealized gain (loss)	(.82)	(.01)	.04	.57	(.48)
Total from investment operations	(.57)	.23	.31	.86	(.17)
Less distributions from:
Net investment income	(.28)	(.27)	(.32)	(.34)	(.48)
Net asset value, end of period	$5.35	$6.20	$6.24	$6.25	$5.73
Total Return (%)[b]	(9.38)	3.79	5.77	15.33	(2.76)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.7	.6	.1	.2	.1
Ratio of expenses before expense reductions (%)[c]	1.31	1.27	1.30	1.40	1.34
Ratio of expenses after expense reductions (%)[c]	1.10	1.10	1.05	.94	.96
Ratio of net investment income (%)	4.47	3.86	4.52	4.82	5.14
Portfolio turnover rate (%)	45	56	94	82	62

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS High Income VIP	| 19

Notes to Financial Statements
A.
Organization and Significant Accounting Policies
DWS High Income VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.
Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and recordkeeping fees equal to an annual rate of up to 0.25% and of up to 0.15%, respectively, of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.
The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
The Fund’s Board has designated DWS Investment Management Americas, Inc. (the “Advisor”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor's Pricing Committee (the “Pricing Committee”) typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5). The Advisor has adopted fair valuation procedures that provide methodologies for fair valuing securities.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Debt securities are valued at prices supplied by independent pricing services approved by the Pricing Committee. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.
Senior loans are valued by independent pricing services approved by the Pricing Committee, whose valuations are intended to reflect the average of broker supplied quotes representing mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and asked quotations or evaluated price, as applicable, obtained from one or more broker-dealers. Certain securities may be valued on the basis of a price provided by a single source or broker-dealer. No active trading market may exist for some senior loans, and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses. Senior loans are generally categorized as Level 2.
Equity securities and exchange-traded funds (“ETFs”) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

20 |	Deutsche DWS Variable Series II — DWS High Income VIP

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Pricing Committee and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended December 31, 2022, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.07% annualized effective rate as of December 31, 2022) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Deutsche DWS Variable Series II — DWS High Income VIP	| 21

As of December 31, 2022, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.
Remaining Contractual Maturity of the Agreements as of December 31, 2022

	Overnight and Continuous	˂30 days	Between 30 & 90 days	˃90 days	Total
Securities Lending Transactions
Corporate Bonds	$ 851,520	$ —	$ —	$ —	$ 851,520
Exchange-Traded Funds	361,125	—	—	—	361,125
Total Borrowings	$ 1,212,645	$ —	$ —	$ —	$ 1,212,645
Gross amount of recognized liabilities for securities lending transactions:					$1,212,645
Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.
At December 31, 2022, the Fund had net tax basis capital loss carryforwards of approximately $7,865,000, including short-term losses ($1,237,000) and long-term losses ($6,628,000), which may be applied against realized net taxable capital gains indefinitely.
The Fund has reviewed the tax positions for the open tax years as of December 31, 2022 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss, investments in derivatives and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At December 31, 2022, the Fund's components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$ 2,221,114
Capital loss carryforwards	$ (7,865,000)
Net unrealized appreciation (depreciation) on investments	$ (3,759,099)
At December 31, 2022, the aggregate cost of investments for federal income tax purposes was $46,352,907. The net unrealized depreciation for all investments based on tax cost was $3,759,099. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $131,925 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $3,891,024.
In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended December 31,
	2022	2021
Distributions from ordinary income*	$ 2,403,189	$ 2,462,141

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

22 |	Deutsche DWS Variable Series II — DWS High Income VIP

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes for the Fund, with the exception of securities in default of principal.
B.
Derivative Instruments
A forward foreign currency contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended December 31, 2022, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.
Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.
A summary of the open forward currency contracts as of December 31, 2022, is included in the table following the Fund’s Investment Portfolio. For the year ended December 31, 2022, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $846,000 to $1,235,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $30,000.
The following tables summarize the value of the Fund's derivative instruments held as of December 31, 2022 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Assets Derivative	Forward Contracts
Foreign Exchange Contracts (a)	$ 188
The above derivative is located in the following Statement of Assets and Liabilities account:

(a)	Unrealized appreciation on forward foreign currency contracts

Liability Derivative	Forward Contracts
Foreign Exchange Contracts (a)	$ (24,498)
The above derivative is located in the following Statement of Assets and Liabilities account:

(a)	Unrealized depreciation on forward foreign currency contracts

Deutsche DWS Variable Series II — DWS High Income VIP	| 23

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2022 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts
Foreign Exchange Contracts (a)	$ 79,077
The above derivative is located in the following Statement of Operations account:

(a)	Net realized gain (loss) from forward foreign currency contracts

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts
Foreign Exchange Contracts (a)	$ (19,230)
The above derivative is located in the following Statement of Operations account:

(a)	Change in net unrealized appreciation (depreciation) on forward foreign currency contracts
As of December 31, 2022, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by a counterparty, including any collateral exposure, is included in the following tables:
Counterparty	Gross Amount of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
BNP Paribas SA	$ 54	$ —	$ —	$ 54
JPMorgan Chase Bank N.A.	134	—	—	134
	188	—	—	188

Counterparty	Gross Amount of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Barclays Bank PLC	$ 24,498	$ —	$ —	$ 24,498
C.
Purchases and Sales of Securities
During the year ended December 31, 2022, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury securities) aggregated $19,481,949 and $21,438,444, respectively.
D.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

24 |	Deutsche DWS Variable Series II — DWS High Income VIP

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million of the Fund’s average daily net assets	.500%
Next $750 million of such net assets	.470%
Next $1.5 billion of such net assets	.450%
Next $2.5 billion of such net assets	.430%
Next $2.5 billion of such net assets	.400%
Next $2.5 billion of such net assets	.380%
Next $2.5 billion of such net assets	.360%
Over $12.5 billion of such net assets	.340%
Accordingly, for the year ended December 31, 2022, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.50% of the Fund’s average daily net assets.
For the period from January 1, 2022 through September 30, 2022, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	.71%
Class B	1.10%
Effective October 1, 2022 through September 30, 2023, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	.70%
Class B	1.09%
For the year ended December 31, 2022, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$ 84,214
Class B	1,370
$ 85,584
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2022, the Administration Fee was $43,745, of which $3,493 is unpaid.
Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and SS&C GIDS, Inc. (“SS&C”) (name changed from DST Systems, Inc. effective January 1, 2023), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to SS&C. DSC compensates SS&C out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2022, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at December 31, 2022
Class A	$ 371	$ 59
Class B	105	23
	$ 476	$ 82

Deutsche DWS Variable Series II — DWS High Income VIP	| 25

Distribution Service Agreement. Under the Fund’s Class B 12b-1 plan, DWS Distributors, Inc. (“DDI”) received a fee (“Distribution Service Fee”) of up to 0.25% of average daily net assets of Class B shares. For the year ended December 31, 2022, the Distribution Service Fee aggregated $1,609, of which $147 is unpaid.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended December 31, 2022, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $1,214, of which $111 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.
Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended December 31, 2022, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $1,613.
E.
Investing in High-Yield Debt Securities
High-yield debt securities or junk bonds are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The Fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in net asset value of the Fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high yield debt securities could increase liquidity risk for the Fund. In addition, the market for high-yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.
F.
Ownership of the Fund
At December 31, 2022, one participating insurance company was owner of record of 10% or more of the total outstanding Class A shares of the Fund, owning 89%. Three participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 50%, 32% and 17%, respectively.
G.
Line of Credit
The Fund and other affiliated funds (the “Participants”) share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2022.

26 |	Deutsche DWS Variable Series II — DWS High Income VIP

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Variable Series II and Shareholders of DWS High Income VIP:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS High Income VIP (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series II) (the “Trust”), including the investment portfolio, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series II) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others: when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
February 13, 2023

Deutsche DWS Variable Series II — DWS High Income VIP	| 27

Information About Your Fund’s Expenses (Unaudited)
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2022 to December 31, 2022).
The tables illustrate your Fund’s expenses in two ways:
—
Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.
—
Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended December 31, 2022

Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/22	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/22	$ 1,043.00	$ 1,038.80
Expenses Paid per $1,000*	$ 3.66	$ 5.65
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/22	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/22	$ 1,021.63	$ 1,019.66
Expenses Paid per $1,000*	$ 3.62	$ 5.60

*
Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche DWS Variable Series II — DWS High Income VIP	.71%	1.10%
For more information, please refer to the Fund’s prospectus.
These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

28 |	Deutsche DWS Variable Series II — DWS High Income VIP

Tax Information (Unaudited)
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.
Proxy Voting
The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Deutsche DWS Variable Series II — DWS High Income VIP	| 29

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS High Income VIP's (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2022.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—
During the entire process, all of the Fund's Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”).
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—
In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2021, the Fund’s performance (Class A shares) was in the 4th quartile, 2nd quartile and 2nd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the

30 |	Deutsche DWS Variable Series II — DWS High Income VIP

best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2021.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2021). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2021, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance.  The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the

Deutsche DWS Variable Series II — DWS High Income VIP	| 31

substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

32 |	Deutsche DWS Variable Series II — DWS High Income VIP

Board Members and Officers
The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.
The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.
Independent Board Members/Independent Advisory Board Members

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods designer and distributor); former Chairman, National Association of Small Business Investment Companies; Former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds)	69	—
John W. Ballantine (1946) Board Member since 1999
Retired; formerly, Executive Vice President and Chief Risk Management
Officer, First Chicago NBD Corporation/The First National Bank of Chicago
(1996–1998); Executive Vice President and Head of International Banking
(1995–1996); Not-for-Profit Directorships: Window to the World
Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago;
Former Directorships: Director and Chairman of the Board, Healthways,
Inc.[2] (population wellbeing and wellness services) (2003–2014); Stockwell
Capital Investments PLC (private equity); Enron Corporation; FNB
Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak
Brook Bank; Portland General Electric[2] (utility company (2003–2021); and
Prisma Energy International; Former Not-for-Profit Directorships: Public
Radio International; Palm Beach Civic Assn.
		69	—
Dawn-Marie Driscoll (1946) Board Member since 1987
Advisory Board and former Executive Fellow, Hoffman Center for Business
Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm)
(1988–1990); Vice President of Corporate Affairs and General Counsel,
Filene’s (retail) (1978–1988); Directorships: Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); Former Directorships: ICI Mutual Insurance Company
(2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012),
Investment Company Institute (audit, executive, nominating committees)
and Independent Directors Council (governance, executive committees)
		69	—
Richard J. Herring (1946) Board Member since 1990
Jacob Safra Professor of International Banking and Professor of Finance,
The Wharton School, University of Pennsylvania (since July 1972);
formerly: Director, The Wharton Financial Institutions Center (1994–2020);
Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and
Director, The Lauder Institute of International Management Studies
(2000–2006); Member FDIC Systemic Risk Advisory Committee since
2011, member Systemic Risk Council since 2012 and member of the
Advisory Board at the Yale Program on Financial Stability since 2013;
Former Directorships: Co-Chair of the Shadow Financial Regulatory
Committee (2003–2015), Executive Director of The Financial Economists
Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013),
Director of The Aberdeen Singapore Fund (2007–2018), Director, The
Aberdeen Japan Fund (2007-2021) and Nonexecutive Director of Barclays
Bank DE (2010–2018)
		69	—

Deutsche DWS Variable Series II — DWS High Income VIP	| 33

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Chad D. Perry (1972) Board Member or Advisory Board Member since 2021[3]	Executive Vice President, General Counsel and Secretary, Tanger Factory Outlet Centers, Inc.[2] (since 2011); formerly Executive Vice President and Deputy General Counsel, LPL Financial Holdings Inc.[2] (2006–2011); Senior Corporate Counsel, EMC Corporation (2005–2006); Associate, Ropes & Gray LLP (1997–2005)	21[4]	Director - Great Elm Capital Corp. (business development company) (since 2022)
Rebecca W. Rimel (1951) Board Member since 1995
Director, The Bridgespan Group (nonprofit organization) (since October
2020); formerly: Executive Vice President, The Glenmede Trust Company
(investment trust and wealth management) (1983–2004); Board Member,
Investor Education (charitable organization) (2004–2005); Former
Directorships: Trustee, Executive Committee, Philadelphia Chamber of
Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June
2007); Trustee, Thomas Jefferson Foundation (charitable organization)
(1994–2012); President, Chief Executive Officer and Director (1994–2020)
and Senior Advisor (2020-2021), The Pew Charitable Trusts (charitable organization); Director, BioTelemetry Inc.[2] (acquired by Royal Philips in
2021) (healthcare) (2009–2021); Director, Becton Dickinson and Company[2]
(medical technology company) (2012-2022)
		69	—
Catherine Schrand (1964) Board Member since 2021*	Celia Z. Moh Professor of Accounting (since 2016) and Professor of Accounting (since 1994), The Wharton School, University of Pennsylvania; formerly Vice Dean, Wharton Doctoral Programs (2016–2019)	69	—
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Former Directorships: Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	69	—
Officers5

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[7] (1974) President and Chief Executive Officer, 2017–present
Fund Administration (Head since 2017), DWS; Secretary, DWS USA Corporation (2018–present);
Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service
Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc.
(2018–present); Director and President, DB Investment Managers, Inc. (2018–present); President and
Chief Executive Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central
and Eastern Europe Fund, Inc. (2017–present); formerly: Vice President for the Deutsche funds
(2016–2017); Assistant Secretary for the DWS funds (2013–2019); Assistant Secretary, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc.
(2013–2020); Directorships: Interested Director, The European Equity Fund, Inc., The New Germany Fund,
Inc. and The Central and Eastern Europe Fund, Inc. (since June 25, 2020); ICI Mutual Insurance Company
(since October 16, 2020); and Episcopalian Charities of New York (2018–present)

John Millette[8] (1962) Vice President and Secretary, 1999–present
Legal (Associate General Counsel), DWS; Chief Legal Officer, DWS Investment Management Americas,
Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); Secretary, DBX
ETF Trust (2020–present); Vice President, DBX Advisors LLC (2021–present); Secretary, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc.
2011–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017); and
Assistant Secretary, DBX ETF Trust (2019–2020)

Ciara Crawford[9] (1984) Assistant Secretary, 2019–present	Fund Administration (Specialist), DWS (2015–present); formerly, Legal Assistant at Accelerated Tax Solutions
Diane Kenneally[8] (1966) Chief Financial Officer and Treasurer, 2018–present
Fund Administration Treasurer's Office (Co-Head since 2018), DWS; Treasurer, Chief Financial Officer and
Controller, DBX ETF Trust (2019–present); Treasurer and Chief Financial Officer, The European Equity
Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present);
formerly: Assistant Treasurer for the DWS funds (2007–2018)

Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Fund Administration Tax (Head), DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present
Fund Administration Treasurer's Office (Co-Head since 2018), DWS; Director and Vice President, DWS
Trust Company (2018–present); Assistant Treasurer, DBX ETF Trust (2019–present); Assistant Treasurer,
The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund,
Inc. (2018–present)

Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present
Anti-Financial Crime & Compliance US (Senior Team Lead), DWS; Chief Compliance Officer, The
European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund,
Inc. (2016–present)

34 |	Deutsche DWS Variable Series II — DWS High Income VIP

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present
Legal (Senior Team Lead), DWS; Assistant Secretary, DBX ETF Trust (2020–present); Chief Legal Officer,
DBX Advisors LLC (2020–present); Chief Legal Officer, The European Equity Fund, Inc., The New
Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012–present); formerly: Secretary,
Deutsche AM Distributors, Inc. (2002–2017); Secretary, Deutsche AM Service Company (2010–2017);
and Chief Legal Officer, DBX Strategic Advisors LLC (2020–2021)

Christian Rijs[7] (1980) Anti-Money Laundering Compliance Officer, since October 6, 2021
Senior Team Lead Anti-Financial Crime and Compliance, DWS; AML Officer, DWS Trust Company (since
November 2, 2021); AML Officer, DBX ETF Trust (since October 21, 2021); AML Officer, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since
November 12, 2021); formerly: DWS UK & Ireland Head of Anti-Financial Crime and MLRO

*
Ms. Schrand was an Advisory Board Member for certain funds in the DWS Fund Complex for the period from November 18, 2021 to
December 31, 2022 and was elected as a Full Board Member as of January 1, 2023 for all funds in the DWS Fund Complex.

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[3]
Mr. Perry is an Advisory Board Member of Deutsche DWS Asset Allocation Trust, Deutsche DWS Equity 500 Index Portfolio,
Deutsche DWS Global/International Fund, Inc., Deutsche DWS Income Trust, Deutsche DWS Institutional Funds, Deutsche DWS
International Fund, Inc., Deutsche DWS Investment Trust, Deutsche DWS Investments VIT Funds, Deutsche DWS Money Market
Trust, Deutsche DWS Municipal Trust, Deutsche DWS Portfolio Trust, Deutsche DWS Securities Trust, Deutsche DWS Tax Free Trust,
Deutsche DWS Variable Series I and Government Cash Management Portfolio. Mr. Perry is a Board Member of each other Trust.

[4]
Mr. Perry oversees 21 funds in the DWS Fund Complex as a Board Member of various Trusts. Mr. Perry is an Advisory Board
Member of various Trusts/Corporations comprised of 48 funds in the DWS Fund Complex.

[5]
As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons”
of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[6]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
[7]	Address: 875 Third Avenue, New York, NY 10022.
[8]	Address: 100 Summer Street, Boston, MA 02110.
[9]	Address: 5201 Gate Parkway, Jacksonville, FL 32256.
Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.
The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Deutsche DWS Variable Series II — DWS High Income VIP	| 35

VS2HI-2 (R-025832-12 2/23)

December 31, 2022
Annual Report
Deutsche DWS Variable Series II
DWS International Growth VIP

Contents
3	Performance Summary
4	Management Summary
6	Portfolio Summary
7	Investment Portfolio
10	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Financial Highlights
14	Notes to Financial Statements
19	Report of Independent Registered Public Accounting Firm
20	Information About Your Fund's Expenses
21	Tax Information
21	Proxy Voting
22	Advisory Agreement Board Considerations and Fee Evaluation
25	Board Members and Officers
This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Stocks may decline in value. Smaller company stocks tend to be more volatile than medium-sized or large company stocks. The Fund may lend securities to approved institutions. Please read the prospectus for details.
War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and, in the future, may lead to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Fund and its investments.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148
NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE
NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2 |	Deutsche DWS Variable Series II — DWS International Growth VIP

Performance SummaryDecember 31, 2022 (Unaudited)
Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.
The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2022 are 1.33% and 1.62% for Class A and Class B shares, respectively,and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment

Yearly periods ended December 31
MSCI All Country World ex-USA Index is an unmanaged equity index which captures large and mid-capitalization representation across 22 of 23 developed markets countries excluding the U.S. and 24 emerging markets countries. It covers approximately 85% of the global equity opportunity set outside of the U.S.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Prior to October 1, 2017, the fund was named Deutsche Global Growth VIP and operated with a different investment strategy. Performance would have been different if the fund’s current investment strategy had been in effect.

Comparative Results
DWS International Growth VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$7,149	$9,482	$10,366	$16,284
	Average annual total return	–28.51%	–1.76%	0.72%	5.00%
MSCI All Country World ex-USA Index	Growth of $10,000	$8,400	$10,022	$10,449	$14,520
	Average annual total return	–16.00%	0.07%	0.88%	3.80%
DWS International Growth VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$7,129	$9,405	$10,224	$15,814
	Average annual total return	–28.71%	–2.02%	0.44%	4.69%
MSCI All Country World ex-USA Index	Growth of $10,000	$8,400	$10,022	$10,449	$14,520
	Average annual total return	–16.00%	0.07%	0.88%	3.80%
The growth of $10,000 is cumulative.

Deutsche DWS Variable Series II — DWS International Growth VIP	| 3

Management Summary December 31, 2022 (Unaudited)
The Fund’s Class A shares returned –28.51% in 2022 (unadjusted for contract charges), underperforming the –16.00% return of the MSCI All-Country World ex-USA Index. However, the Fund outpaced the index in the 10-year period that ended on December 31, 2022.
International equities lost ground in 2022, as high inflation and sharply rising short-term interest rates fueled concerns about the possibility of a slowdown in economic growth in the year ahead. Geopolitical factors — most notably, Russia’s invasion of Ukraine and China’s growth-restricting policies — were also a drag on the foreign markets. Currency translation was an additional challenge for U.S. investors, with most major international currencies declining against the U.S. dollar.
Significant underperformance for the growth style in relation to value was the key factor in the Fund’s shortfall relative to the MSCI All-Country World ex-USA Index. The benchmark holds both growth and value stocks, whereas the Fund emphasizes the growth style. Growth underperformed value by a wide margin in 2022, as rising rates prompted investors to gravitate toward stable companies with high current cash flows over those whose earnings are weighted further in the future.
The impact of the Fund’s growth orientation was evident in the adverse effect its sector allocations had on relative performance. Specifically, an underweight in energy and a large overweight in information technology — both of which are consistent with our growth mandate — detracted from results. The headwind from our growth bias was also evident in stock selection, particularly in the healthcare sector. The Switzerland-based pharmaceutical services company Lonza Group AG, which was pressured by its large investments in capacity expansion and concerns about the sustainability of its COVID-19 vaccine revenues, was the leading detractor. The German biotechnology company Evotec SE, which was hurt by its increased investment spending and negative sentiment with respect to its royalty portfolio, was another key detractor of note. Despite our underperformance in healthcare, we believe the sector remains home to many of the most compelling growth ideas in the international markets.
The industrials sector also proved to be a challenging area over the past 12 months. Kornit Digital Ltd. benefited from strong initial demand for its more flexible, efficient, and environmentally friendly digital textile printing solutions, but weaker competitive dynamics and a slowdown in orders put pressure on its share price. Stock selection in consumer staples also detracted, as did positions in Globant SA and EPAM Systems, Inc.
On the positive side, selection in energy contributed to performance. TotalEnergies SE, a French energy stock, benefited from rising oil prices and its robust fundamentals relative to other major European oil producers. Outside of energy, the Singaporean financial company DBS Group Holdings Ltd. was the largest contributor. The stock advanced on the strength of rising interest rates and its increasing return on equity.
We believed international equities offered a favorable risk/reward profile versus the United States as of year-end. The Fund remained diversified across all regions, with its leading overweights in Western Europe (Germany, France, Netherlands, Ireland, and Switzerland) and North America. Its largest underweights were in Japan, the United Kingdom, and China. The Fund was underweight in the emerging markets, but the category remained an area of interest due to the potential for above-average long-term growth. In addition, emerging countries in Asia may see a near-term benefit from China’s reopening. With that said, we were cautious in adding to the Fund’s weighting in this area due to the challenging economic environment.
We believe the downward rerating of valuation multiples toward, or even below, historical norms has provided more reasonable entry points to invest in higher-quality companies. As investors wrestle with the impact of rising rates on growth stocks, we remain confident in the continuing forces of innovation and disruption that have accelerated the shifts in the competitive landscape. In our view, many of the underlying changes are still largely underappreciated. We therefore remain focused on capturing the best structural growth opportunities we see across the spectrum of the corporate life cycle.
Sebastian P. Werner, PhD, Head of Investment Strategy Equity
Portfolio Manager

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

4 |	Deutsche DWS Variable Series II — DWS International Growth VIP

Terms to Know
MSCI All Country World ex USA Index is an unmanaged equity index which captures large and mid-capitalization representation across 22 of 23 developed markets countries excluding the U.S. and 24 emerging markets countries. It covers approximately 85% of the global equity opportunity set outside of the U.S.
Overweight means that a fund holds a higher weighting in a given sector or security than its benchmark index. Underweight means that a fund holds a lower weighting.
Stock selection refers to the performance of the Fund’s holdings in a given sector relative to the sector as a whole.
Contribution and detraction incorporate both an investment’s total return and its weighting in the Fund.

Deutsche DWS Variable Series II — DWS International Growth VIP	| 5

Portfolio Summary(Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/22	12/31/21
Common Stocks	97%	98%
Cash Equivalents	2%	1%
Preferred Stocks	1%	1%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	12/31/22	12/31/21
Information Technology	21%	25%
Industrials	19%	22%
Financials	18%	14%
Health Care	13%	14%
Consumer Discretionary	8%	8%
Consumer Staples	7%	6%
Communication Services	5%	4%
Energy	5%	2%
Materials	4%	5%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	12/31/22	12/31/21
Germany	15%	13%
France	14%	12%
Switzerland	9%	8%
Canada	9%	8%
Japan	9%	9%
United States	8%	8%
Netherlands	6%	10%
China	6%	4%
United Kingdom	4%	4%
Ireland	4%	5%
Singapore	4%	2%
Uruguay	3%	—
Taiwan	2%	2%
Sweden	2%	4%
Hong Kong	2%	—
Korea	1%	2%
Argentina	—	4%
Other	2%	5%
	100%	100%
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 7.
Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com, and is available free of charge by contacting your financial intermediary, or if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.

6 |	Deutsche DWS Variable Series II — DWS International Growth VIP

Investment Portfolioas of December 31, 2022

	Shares	Value ($)
Common Stocks 97.4%
Brazil 0.4%
Pagseguro Digital Ltd. "A"* (Cost $261,752)	8,599	75,155
Canada 8.7%
Agnico Eagle Mines Ltd.	3,110	161,610
Alimentation Couche-Tard, Inc.	6,861	301,499
Brookfield Asset Management Ltd. "A"*	5,014	143,569
Brookfield Corp.	19,226	604,611
Canadian National Railway Co.	3,660	434,767
Nuvei Corp. 144A*	1,023	25,998
(Cost $1,155,509)		1,672,054
China 5.4%
Alibaba Group Holding Ltd. (ADR)*	1,932	170,190
ANTA Sports Products Ltd.	6,800	88,430
JD.com, Inc. "A"	295	8,221
Minth Group Ltd.	22,870	61,718
Ping An Insurance Group Co. of China Ltd. "H"	55,000	360,929
Tencent Holdings Ltd.	8,300	352,677
(Cost $1,170,699)		1,042,165
Denmark 0.6%
Novo Nordisk AS "B" (Cost $101,279)	830	112,179
France 13.5%
Airbus SE	1,760	209,915
Capgemini SE	1,744	291,982
Cie de Saint-Gobain	2,530	124,153
LVMH Moet Hennessy Louis Vuitton SE	590	430,594
Schneider Electric SE	1,385	194,703
Teleperformance	1,275	304,663
TotalEnergies SE	9,591	603,172
Vinci SA	4,168	416,826
(Cost $2,102,744)		2,576,008
Germany 14.3%
adidas AG	580	79,433
Allianz SE (Registered)	2,062	444,922
Auto1 Group SE 144A*	3,181	26,634
BASF SE	1,980	98,776
BNP Paribas Emissions- und Handelsgesellschaft mbH	23,770	290,128
Brenntag SE	2,428	156,061
Deutsche Boerse AG	2,770	479,187
Deutsche Post AG (Registered)	3,410	129,029
Deutsche Telekom AG (Registered)	12,900	257,710
Evonik Industries AG	3,170	61,024
Evotec SE*	6,090	99,981
SAP SE	2,200	227,768
	Shares	Value ($)
Siemens Healthineers AG 144A	1,930	96,804
TeamViewer AG 144A*	8,860	114,790
Wacker Chemie AG	865	110,830
Zalando SE 144A*	1,700	60,413
(Cost $3,362,023)		2,733,490
Hong Kong 1.5%
Techtronic Industries Co., Ltd. (Cost $216,384)	26,097	289,755
Ireland 4.0%
Experian PLC	8,517	291,741
ICON PLC* (a)	993	192,890
Kerry Group PLC "A"	3,086	278,363
(Cost $685,675)		762,994
Israel 0.3%
Kornit Digital Ltd.* (a) (Cost $239,759)	2,234	51,315
Japan 8.4%
Daikin Industries Ltd.	2,100	319,365
Fast Retailing Co., Ltd.	330	201,448
Hoya Corp.	2,600	249,868
Keyence Corp.	800	311,304
Lasertec Corp.	400	65,159
MISUMI Group, Inc.	6,011	128,228
Shimadzu Corp.	6,600	186,845
Shiseido Co., Ltd.	3,100	151,607
(Cost $1,381,578)		1,613,824
Korea 1.4%
Samsung Electronics Co., Ltd. (Cost $262,946)	5,942	260,600
Luxembourg 0.5%
Eurofins Scientific SE (Cost $57,184)	1,434	103,100
Netherlands 6.4%
Adyen NV 144A*	90	124,885
ASML Holding NV	771	418,920
Koninklijke DSM NV	1,842	225,953
NXP Semiconductors NV (a)	615	97,188
Prosus NV	2,066	142,810
Universal Music Group NV	8,800	212,660
(Cost $1,222,969)		1,222,416
Norway 0.4%
Mowi ASA (Cost $110,025)	4,800	82,102
Singapore 3.6%
DBS Group Holdings Ltd. (Cost $523,815)	27,600	697,117
Sweden 2.0%
Assa Abloy AB "B"	6,090	131,000
Hexagon AB "B"	13,100	137,485
Spotify Technology SA* (b)	1,352	106,741
(Cost $525,637)		375,226
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS International Growth VIP	| 7

	Shares	Value ($)
Switzerland 9.0%
Alcon, Inc.	2,160	148,009
Lonza Group AG (Registered)	1,180	580,310
Nestle SA (Registered)	5,000	579,082
Roche Holding AG (Genusschein)	1,150	361,144
Sportradar Holding AG "A"* (a) (c)	6,100	60,756
(Cost $1,424,207)		1,729,301
Taiwan 2.1%
Taiwan Semiconductor Manufacturing Co., Ltd. (Cost $274,548)	27,000	392,626
United Kingdom 4.3%
AstraZeneca PLC	1,480	201,823
Farfetch Ltd. "A"* (b)	6,800	32,164
Halma PLC	5,341	128,278
Rentokil Initial PLC	72,600	446,980
VTEX "A"* (b)	3,204	12,015
(Cost $976,573)		821,260
United States 7.8%
EPAM Systems, Inc.*	760	249,082
Marsh & McLennan Companies, Inc.	2,318	383,583
Mastercard, Inc. "A"	520	180,820
NVIDIA Corp.	1,224	178,875
Schlumberger Ltd.	5,620	300,445
Thermo Fisher Scientific, Inc.	370	203,755
(Cost $681,092)		1,496,560
Uruguay 2.8%
Globant SA*	2,660	447,306
MercadoLibre, Inc.*	106	89,701
(Cost $445,646)		537,007
Total Common Stocks (Cost $17,182,044)		18,646,254
	Shares	Value ($)
Preferred Stocks 0.7%
Germany
Sartorius AG (Cost $88,635)	360	142,954
Securities Lending Collateral 0.3%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 4.07% (d) (e) (Cost $58,500)	58,500	58,500
Cash Equivalents 1.7%
DWS Central Cash Management Government Fund, 4.2% (d) (Cost $328,851)	328,851	328,851

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $17,658,030)	100.1	19,176,559
Other Assets and Liabilities, Net	(0.1)	(23,100)
Net Assets	100.0	19,153,459
A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2022 are as follows:
Value ($) at 12/31/2021	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2022	Value ($) at 12/31/2022
Securities Lending Collateral 0.3%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 4.07% (d) (e)
631,412	—	572,912 (f)	—	—	2,208	—	58,500	58,500
Cash Equivalents 1.7%
DWS Central Cash Management Government Fund, 4.2% (d)
236,102	11,450,754	11,358,005	—	—	6,469	—	328,851	328,851
867,514	11,450,754	11,930,917	—	—	8,677	—	387,351	387,351

*	Non-income producing security.
(a)	Listed on the NASDAQ Stock Market, Inc.
(b)	Listed on the New York Stock Exchange.
(c)
All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at December 31, 2022 amounted to $59,760, which is 0.3% of net assets.

(d)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
The accompanying notes are an integral part of the financial statements.

8 |	Deutsche DWS Variable Series II — DWS International Growth VIP

(e)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(f)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended December 31, 2022.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt
Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of December 31, 2022 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$ 75,155	$ —	$ —	$ 75,155
Canada	1,672,054	—	—	1,672,054
China	170,190	871,975	—	1,042,165
Denmark	—	112,179	—	112,179
France	—	2,576,008	—	2,576,008
Germany	—	2,733,490	—	2,733,490
Hong Kong	—	289,755	—	289,755
Ireland	192,890	570,104	—	762,994
Israel	51,315	—	—	51,315
Japan	—	1,613,824	—	1,613,824
Korea	—	260,600	—	260,600
Luxembourg	—	103,100	—	103,100
Netherlands	97,188	1,125,228	—	1,222,416
Norway	—	82,102	—	82,102
Singapore	—	697,117	—	697,117
Sweden	106,741	268,485	—	375,226
Switzerland	60,756	1,668,545	—	1,729,301
Taiwan	—	392,626	—	392,626
United Kingdom	44,179	777,081	—	821,260
United States	1,496,560	—	—	1,496,560
Uruguay	537,007	—	—	537,007
Preferred Stocks	—	142,954	—	142,954
Short-Term Investments (a)	387,351	—	—	387,351
Total	$4,891,386	$14,285,173	$—	$19,176,559

(a)	See Investment Portfolio for additional detailed categorizations.
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS International Growth VIP	| 9

Statement of
Assets and Liabilities
Statement of Operations

as of December 31, 2022

Assets
Investments in non-affiliated securities, at value (cost $17,270,679) — including $59,760 of securities loaned	$ 18,789,208
Investment in DWS Government & Agency Securities Portfolio (cost $58,500)*	58,500
Investment in DWS Central Cash Management Government Fund (cost $328,851)	328,851
Foreign currency, at value (cost $93,537)	91,100
Receivable for Fund shares sold	465
Dividends receivable	5,627
Interest receivable	1,341
Foreign taxes recoverable	33,040
Other assets	380
Total assets	19,308,512
Liabilities
Payable upon return of securities loaned	58,500
Payable for Fund shares redeemed	9,598
Accrued management fee	5,249
Accrued Trustees' fees	1,259
Other accrued expenses and payables	80,447
Total liabilities	155,053
Net assets, at value	$19,153,459
Net Assets Consist of
Distributable earnings (loss)	147,349
Paid-in capital	19,006,110
Net assets, at value	$19,153,459
Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($19,127,667 ÷ 1,457,916 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 13.12
Class B
Net Asset Value, offering and redemption price per share ($25,792 ÷ 1,962 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 13.15

*	Represents collateral on securities loaned.
for the year ended December 31, 2022

Investment Income
Income:
Dividends (net of foreign taxes withheld of $51,100)	$ 370,915
Income distributions — DWS Central Cash Management Government Fund	6,469
Securities lending income, net of borrower rebates	2,208
Total income	379,592
Expenses:
Management fee	137,950
Administration fee	21,583
Services to shareholders	723
Record keeping fee (Class B)	15
Distribution service fee (Class B)	156
Custodian fee	11,061
Audit fee	56,127
Legal fees	18,907
Tax fees	7,206
Reports to shareholders	25,166
Trustees' fees and expenses	3,669
Other	10,779
Total expenses before expense reductions	293,342
Expense reductions	(88,069)
Total expenses after expense reductions	205,273
Net investment income	174,319
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(1,476,176)
Foreign currency	(17,198)
(1,493,374)
Change in net unrealized appreciation (depreciation) on:
Investments	(6,871,790)
Foreign currency	(913)
(6,872,703)
Net gain (loss)	(8,366,077)
Net increase (decrease) in net assets resulting from operations	$(8,191,758)
The accompanying notes are an integral part of the financial statements.

10 |	Deutsche DWS Variable Series II — DWS International Growth VIP

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2022	2021
Operations:
Net investment income	$ 174,319	$ 85,743
Net realized gain (loss)	(1,493,374)	453,819
Change in net unrealized appreciation (depreciation)	(6,872,703)	987,523
Net increase (decrease) in net assets resulting from operations	(8,191,758)	1,527,085
Distributions to shareholders:
Class A	(549,151)	(300,260)
Class B	(1,661)	(1,284)
Total distributions	(550,812)	(301,544)
Fund share transactions:
Class A
Proceeds from shares sold	9,085,996	3,858,747
Reinvestment of distributions	549,151	300,260
Payments for shares redeemed	(4,239,328)	(2,223,148)
Net increase (decrease) in net assets from Class A share transactions	5,395,819	1,935,859
Class B
Proceeds from shares sold	9,878	69,880
Reinvestment of distributions	1,661	1,284
Payments for shares redeemed	(63,096)	(79,732)
Net increase (decrease) in net assets from Class B share transactions	(51,557)	(8,568)
Increase (decrease) in net assets	(3,398,308)	3,152,832
Net assets at beginning of period	22,551,767	19,398,935
Net assets at end of period	$19,153,459	$22,551,767

Other Information
Class A
Shares outstanding at beginning of period	1,193,724	1,093,246
Shares sold	536,046	205,692
Shares issued to shareholders in reinvestment of distributions	38,864	16,498
Shares redeemed	(310,718)	(121,712)
Net increase (decrease) in Class A shares	264,192	100,478
Shares outstanding at end of period	1,457,916	1,193,724
Class B
Shares outstanding at beginning of period	5,576	6,025
Shares sold	712	3,808
Shares issued to shareholders in reinvestment of distributions	117	70
Shares redeemed	(4,443)	(4,327)
Net increase (decrease) in Class B shares	(3,614)	(449)
Shares outstanding at end of period	1,962	5,576
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS International Growth VIP	| 11

Financial Highlights
DWS International Growth VIP — Class A
	Years Ended December 31,
	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$18.80	$17.65	$14.64	$11.47	$13.90
Income (loss) from investment operations:
Net investment income[a]	.11	.08	.06	.22	.16
Net realized and unrealized gain (loss)	(5.45)	1.34	3.17	3.32	(2.46)
Total from investment operations	(5.34)	1.42	3.23	3.54	(2.30)
Less distributions from:
Net investment income	(.15)	(.06)	(.22)	(.17)	(.13)
Net realized gains	(.19)	(.21)	—	(.20)	—
Total distributions	(.34)	(.27)	(.22)	(.37)	(.13)
Net asset value, end of period	$13.12	$18.80	$17.65	$14.64	$11.47
Total Return (%)[b]	(28.51)	8.11	22.69	31.22	(16.69)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	19	22	19	18	14
Ratio of expenses before expense reductions (%)[c]	1.32	1.33	1.50	1.64	1.72
Ratio of expenses after expense reductions (%)[c]	.92	.90	.87	.86	.81
Ratio of net investment income (%)	.78	.41	.42	1.63	1.21
Portfolio turnover rate (%)	17	20	10	16	38

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

12 |	Deutsche DWS Variable Series II — DWS International Growth VIP

DWS International Growth VIP — Class B
	Years Ended December 31,
	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$18.84	$17.67	$14.66	$11.49	$13.93
Income (loss) from investment operations:
Net investment income[a]	.09	.03	.01	.18	.12
Net realized and unrealized gain (loss)	(5.48)	1.36	3.18	3.33	(2.46)
Total from investment operations	(5.39)	1.39	3.19	3.51	(2.34)
Less distributions from:
Net investment income	(.11)	(.01)	(.18)	(.14)	(.10)
Net realized gains	(.19)	(.21)	—	(.20)	—
Total distributions	(.30)	(.22)	(.18)	(.34)	(.10)
Net asset value, end of period	$13.15	$18.84	$17.67	$14.66	$11.49
Total Return (%)[b]	(28.71)	7.88	22.29	30.84	(16.92)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.03	.1	.1	.2	.2
Ratio of expenses before expense reductions (%)[c]	1.66	1.62	1.81	1.95	2.07
Ratio of expenses after expense reductions (%)[c]	1.18	1.17	1.18	1.16	1.06
Ratio of net investment income (%)	.64	.18	.07	1.31	.92
Portfolio turnover rate (%)	17	20	10	16	38

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS International Growth VIP	| 13

Notes to Financial Statements
A.
Organization and Significant Accounting Policies
DWS International Growth VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.
Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and recordkeeping fees equal to an annual rate of up to 0.25% and of up to 0.15%, respectively, of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.
The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
The Fund’s Board has designated DWS Investment Management Americas, Inc. (the “Advisor”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor's Pricing Committee (the “Pricing Committee”) typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5). The Advisor has adopted fair valuation procedures that provide methodologies for fair valuing securities.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Equity securities and exchange-traded funds (“ETFs”) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Pricing Committee and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which

14 |	Deutsche DWS Variable Series II — DWS International Growth VIP

the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash and/or U.S. Treasury Securities having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended December 31, 2022, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.07% annualized effective rate as of December 31, 2022) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
As of December 31, 2022, the Fund had securities on loan, which were classified as common stocks in the Investment Portfolio. Due to the increased market values of securities on loan on December 31, 2022, the value of the related collateral was less than the value of securities on loan at period end. On the next business day, additional collateral was received, and the value of collateral exceeded the value of the securities on loan. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.
Taxes. The Fund's policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.
At December 31, 2022, the Fund had net tax basis capital loss carryforwards of approximately $1,481,000, including short-term losses ($839,000) and long-term losses ($642,000), which may be applied against realized net taxable capital gains indefinitely.
Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated, a portion of which may be recoverable. Based upon the current interpretation of the tax rules and regulations, estimated tax liabilities and recoveries on certain foreign securities are recorded on an accrual basis and are reflected as

Deutsche DWS Variable Series II — DWS International Growth VIP	| 15

components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.
The Fund has reviewed the tax positions for the open tax years as of December 31, 2022 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and the realized tax character on distributions from certain securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At December 31, 2022, the Fund's components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$ 143,929
Capital loss carryforwards	$ (1,481,000)
Net unrealized appreciation (depreciation) on investments	$ 1,487,505
At December 31, 2022, the aggregate cost of investments for federal income tax purposes was $17,689,054. The net unrealized appreciation for all investments based on tax cost was $1,487,505. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $3,734,544 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $2,247,039.
In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended December 31,
	2022	2021
Distributions from ordinary income*	$ 246,866	$ 69,290
Distributions from long-term capital gains	$ 303,946	$ 232,254

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.
B.
Purchases and Sales of Securities
During the year ended December 31, 2022, purchases and sales of investment securities (excluding short-term investments) aggregated $8,471,841 and $3,627,708, respectively.

16 |	Deutsche DWS Variable Series II — DWS International Growth VIP

C.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly at the annual rate (exclusive of any applicable waivers/reimbursements) of 0.62%.
For the period from January 1, 2022 through April 30, 2022, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	.92%
Class B	1.17%
For the period from May 1, 2022 through September 30, 2022, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	.93%
Class B	1.20%
Effective October 1, 2022 through September 30, 2023, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	.91%
Class B	1.17%
For the year ended December 31, 2022, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$ 87,772
Class B	297
$ 88,069
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2022, the Administration Fee was $21,583, of which $1,634 is unpaid.
Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and SS&C GIDS, Inc. (“SS&C”) (name changed from DST Systems, Inc. effective January 1, 2023), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service

Deutsche DWS Variable Series II — DWS International Growth VIP	| 17

agent functions to SS&C. DSC compensates SS&C out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2022, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at December 31, 2022
Class A	$ 299	$ 48
Class B	43	7
	$ 342	$ 55
Distribution Service Agreement. Under the Fund’s Class B 12b-1 plan, DWS Distributors, Inc. (“DDI”) received a fee (“Distribution Service Fee”) of up to 0.25% of the average daily net assets of Class B shares. For the year ended December 31, 2022, the Distribution Service Fee aggregated $156, of which $6 is unpaid.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended December 31, 2022, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $1,514, of which $164 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.
D.
Ownership of the Fund
At December 31, 2022, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 59% and 28%, respectively. Two participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 65% and 35%, respectively.
E.
Line of Credit
The Fund and other affiliated funds (the “Participants”) share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2022.

18 |	Deutsche DWS Variable Series II — DWS International Growth VIP

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Variable Series II and Shareholders of DWS International Growth VIP:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS International Growth VIP (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series II) (the “Trust”), including the investment portfolio, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series II) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
February 13, 2023

Deutsche DWS Variable Series II — DWS International Growth VIP	| 19

Information About Your Fund’s Expenses (Unaudited)
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2022 to December 31, 2022).
The tables illustrate your Fund’s expenses in two ways:
—
Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.
—
Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended December 31, 2022

Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/22	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/22	$ 1,022.60	$ 1,021.00
Expenses Paid per $1,000*	$ 4.69	$ 6.06
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/22	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/22	$ 1,020.57	$ 1,019.21
Expenses Paid per $1,000*	$ 4.69	$ 6.06

*
Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche DWS Variable Series II — DWS International Growth VIP	.92%	1.19%
For more information, please refer to the Fund’s prospectus.
These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

20 |	Deutsche DWS Variable Series II — DWS International Growth VIP

Tax Information (Unaudited)
The Fund paid distributions of $0.19 per share from net long-term capital gains during its year ended December 31, 2022.
For corporate shareholders, 3% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended December 31, 2022, qualified for the dividends received deduction.
The Fund paid foreign taxes of $40,327 and earned $178,227 of foreign source income during the year ended December 31, 2022. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.03 per share as foreign taxes paid and $0.12 per share as income earned from foreign sources for the year ended December 31, 2022.
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.
Proxy Voting
The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Deutsche DWS Variable Series II — DWS International Growth VIP	| 21

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS International Growth VIP's (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2022.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—
During the entire process, all of the Fund's Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”).
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—
In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2021, the Fund’s performance (Class A shares) was in the 3rd quartile, 2nd quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the

22 |	Deutsche DWS Variable Series II — DWS International Growth VIP

best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-, three- and five-year periods ended December 31, 2021.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2021). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2021, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable DWS U.S. registered fund (“DWS Funds”) and considered differences between the Fund and the comparable DWS Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the

Deutsche DWS Variable Series II — DWS International Growth VIP	| 23

substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

24 |	Deutsche DWS Variable Series II — DWS International Growth VIP

Board Members and Officers
The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.
The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.
Independent Board Members/Independent Advisory Board Members

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods designer and distributor); former Chairman, National Association of Small Business Investment Companies; Former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds)	69	—
John W. Ballantine (1946) Board Member since 1999
Retired; formerly, Executive Vice President and Chief Risk Management
Officer, First Chicago NBD Corporation/The First National Bank of Chicago
(1996–1998); Executive Vice President and Head of International Banking
(1995–1996); Not-for-Profit Directorships: Window to the World
Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago;
Former Directorships: Director and Chairman of the Board, Healthways,
Inc.[2] (population wellbeing and wellness services) (2003–2014); Stockwell
Capital Investments PLC (private equity); Enron Corporation; FNB
Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak
Brook Bank; Portland General Electric[2] (utility company (2003–2021); and
Prisma Energy International; Former Not-for-Profit Directorships: Public
Radio International; Palm Beach Civic Assn.
		69	—
Dawn-Marie Driscoll (1946) Board Member since 1987
Advisory Board and former Executive Fellow, Hoffman Center for Business
Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm)
(1988–1990); Vice President of Corporate Affairs and General Counsel,
Filene’s (retail) (1978–1988); Directorships: Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); Former Directorships: ICI Mutual Insurance Company
(2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012),
Investment Company Institute (audit, executive, nominating committees)
and Independent Directors Council (governance, executive committees)
		69	—
Richard J. Herring (1946) Board Member since 1990
Jacob Safra Professor of International Banking and Professor of Finance,
The Wharton School, University of Pennsylvania (since July 1972);
formerly: Director, The Wharton Financial Institutions Center (1994–2020);
Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and
Director, The Lauder Institute of International Management Studies
(2000–2006); Member FDIC Systemic Risk Advisory Committee since
2011, member Systemic Risk Council since 2012 and member of the
Advisory Board at the Yale Program on Financial Stability since 2013;
Former Directorships: Co-Chair of the Shadow Financial Regulatory
Committee (2003–2015), Executive Director of The Financial Economists
Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013),
Director of The Aberdeen Singapore Fund (2007–2018), Director, The
Aberdeen Japan Fund (2007-2021) and Nonexecutive Director of Barclays
Bank DE (2010–2018)
		69	—

Deutsche DWS Variable Series II — DWS International Growth VIP	| 25

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Chad D. Perry (1972) Board Member or Advisory Board Member since 2021[3]	Executive Vice President, General Counsel and Secretary, Tanger Factory Outlet Centers, Inc.[2] (since 2011); formerly Executive Vice President and Deputy General Counsel, LPL Financial Holdings Inc.[2] (2006–2011); Senior Corporate Counsel, EMC Corporation (2005–2006); Associate, Ropes & Gray LLP (1997–2005)	21[4]	Director - Great Elm Capital Corp. (business development company) (since 2022)
Rebecca W. Rimel (1951) Board Member since 1995
Director, The Bridgespan Group (nonprofit organization) (since October
2020); formerly: Executive Vice President, The Glenmede Trust Company
(investment trust and wealth management) (1983–2004); Board Member,
Investor Education (charitable organization) (2004–2005); Former
Directorships: Trustee, Executive Committee, Philadelphia Chamber of
Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June
2007); Trustee, Thomas Jefferson Foundation (charitable organization)
(1994–2012); President, Chief Executive Officer and Director (1994–2020)
and Senior Advisor (2020-2021), The Pew Charitable Trusts (charitable organization); Director, BioTelemetry Inc.[2] (acquired by Royal Philips in
2021) (healthcare) (2009–2021); Director, Becton Dickinson and Company[2]
(medical technology company) (2012-2022)
		69	—
Catherine Schrand (1964) Board Member since 2021*	Celia Z. Moh Professor of Accounting (since 2016) and Professor of Accounting (since 1994), The Wharton School, University of Pennsylvania; formerly Vice Dean, Wharton Doctoral Programs (2016–2019)	69	—
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Former Directorships: Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	69	—
Officers5

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[7] (1974) President and Chief Executive Officer, 2017–present
Fund Administration (Head since 2017), DWS; Secretary, DWS USA Corporation (2018–present);
Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service
Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc.
(2018–present); Director and President, DB Investment Managers, Inc. (2018–present); President and
Chief Executive Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central
and Eastern Europe Fund, Inc. (2017–present); formerly: Vice President for the Deutsche funds
(2016–2017); Assistant Secretary for the DWS funds (2013–2019); Assistant Secretary, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc.
(2013–2020); Directorships: Interested Director, The European Equity Fund, Inc., The New Germany Fund,
Inc. and The Central and Eastern Europe Fund, Inc. (since June 25, 2020); ICI Mutual Insurance Company
(since October 16, 2020); and Episcopalian Charities of New York (2018–present)

John Millette[8] (1962) Vice President and Secretary, 1999–present
Legal (Associate General Counsel), DWS; Chief Legal Officer, DWS Investment Management Americas,
Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); Secretary, DBX
ETF Trust (2020–present); Vice President, DBX Advisors LLC (2021–present); Secretary, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc.
2011–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017); and
Assistant Secretary, DBX ETF Trust (2019–2020)

Ciara Crawford[9] (1984) Assistant Secretary, 2019–present	Fund Administration (Specialist), DWS (2015–present); formerly, Legal Assistant at Accelerated Tax Solutions
Diane Kenneally[8] (1966) Chief Financial Officer and Treasurer, 2018–present
Fund Administration Treasurer's Office (Co-Head since 2018), DWS; Treasurer, Chief Financial Officer and
Controller, DBX ETF Trust (2019–present); Treasurer and Chief Financial Officer, The European Equity
Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present);
formerly: Assistant Treasurer for the DWS funds (2007–2018)

Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Fund Administration Tax (Head), DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present
Fund Administration Treasurer's Office (Co-Head since 2018), DWS; Director and Vice President, DWS
Trust Company (2018–present); Assistant Treasurer, DBX ETF Trust (2019–present); Assistant Treasurer,
The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund,
Inc. (2018–present)

Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present
Anti-Financial Crime & Compliance US (Senior Team Lead), DWS; Chief Compliance Officer, The
European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund,
Inc. (2016–present)

26 |	Deutsche DWS Variable Series II — DWS International Growth VIP

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present
Legal (Senior Team Lead), DWS; Assistant Secretary, DBX ETF Trust (2020–present); Chief Legal Officer,
DBX Advisors LLC (2020–present); Chief Legal Officer, The European Equity Fund, Inc., The New
Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012–present); formerly: Secretary,
Deutsche AM Distributors, Inc. (2002–2017); Secretary, Deutsche AM Service Company (2010–2017);
and Chief Legal Officer, DBX Strategic Advisors LLC (2020–2021)

Christian Rijs[7] (1980) Anti-Money Laundering Compliance Officer, since October 6, 2021
Senior Team Lead Anti-Financial Crime and Compliance, DWS; AML Officer, DWS Trust Company (since
November 2, 2021); AML Officer, DBX ETF Trust (since October 21, 2021); AML Officer, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since
November 12, 2021); formerly: DWS UK & Ireland Head of Anti-Financial Crime and MLRO

*
Ms. Schrand was an Advisory Board Member for certain funds in the DWS Fund Complex for the period from November 18, 2021 to
December 31, 2022 and was elected as a Full Board Member as of January 1, 2023 for all funds in the DWS Fund Complex.

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[3]
Mr. Perry is an Advisory Board Member of Deutsche DWS Asset Allocation Trust, Deutsche DWS Equity 500 Index Portfolio,
Deutsche DWS Global/International Fund, Inc., Deutsche DWS Income Trust, Deutsche DWS Institutional Funds, Deutsche DWS
International Fund, Inc., Deutsche DWS Investment Trust, Deutsche DWS Investments VIT Funds, Deutsche DWS Money Market
Trust, Deutsche DWS Municipal Trust, Deutsche DWS Portfolio Trust, Deutsche DWS Securities Trust, Deutsche DWS Tax Free Trust,
Deutsche DWS Variable Series I and Government Cash Management Portfolio. Mr. Perry is a Board Member of each other Trust.

[4]
Mr. Perry oversees 21 funds in the DWS Fund Complex as a Board Member of various Trusts. Mr. Perry is an Advisory Board
Member of various Trusts/Corporations comprised of 48 funds in the DWS Fund Complex.

[5]
As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons”
of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[6]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
[7]	Address: 875 Third Avenue, New York, NY 10022.
[8]	Address: 100 Summer Street, Boston, MA 02110.
[9]	Address: 5201 Gate Parkway, Jacksonville, FL 32256.
Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.
The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Deutsche DWS Variable Series II — DWS International Growth VIP	| 27

VS2IG-2 (R-025830-13 2/23)

December 31, 2022
Annual Report
Deutsche DWS Variable Series II
DWS Small Mid Cap Growth VIP

Contents
3	Performance Summary
4	Management Summary
6	Portfolio Summary
7	Investment Portfolio
11	Statement of Assets and Liabilities
11	Statement of Operations
12	Statements of Changes in Net Assets
13	Financial Highlights
14	Notes to Financial Statements
18	Report of Independent Registered Public Accounting Firm
19	Information About Your Fund's Expenses
20	Tax Information
20	Proxy Voting
21	Advisory Agreement Board Considerations and Fee Evaluation
24	Board Members and Officers
This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
Stocks may decline in value. Smaller and medium company stocks tend to be more volatile than large company stocks. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks.The Fund may lend securities to approved institutions. Please read the prospectus for details.
War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and, in the future, may lead to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Fund and its investments.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148
NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE
NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

Performance SummaryDecember 31, 2022 (Unaudited)
Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.
The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2022 is 0.78% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment

Yearly periods ended December 31

The Russell 2500TM Growth Index is an unmanaged index that measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results
DWS Small Mid Cap Growth VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$7,198	$10,667	$11,284	$22,480
	Average annual total return	–28.02%	2.18%	2.45%	8.44%
Russell 2500 Growth Index	Growth of $10,000	$7,379	$10,888	$13,365	$27,430
	Average annual total return	–26.21%	2.88%	5.97%	10.62%
The growth of $10,000 is cumulative.

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	| 3

Management Summary December 31, 2022 (Unaudited)
During the 12-month period ended December 31, 2022, the portfolio provided a total return of –28.02% (Class A shares, unadjusted for contract charges) compared with the –26.21% return of its benchmark, the Russell 2500™ Growth Index.
U.S. equities broadly posted significant declines in 2022, with growth-oriented stocks notably lagging their value counterparts. Historically high inflation and the resulting tightening of policy by the U.S. Federal Reserve (Fed) did the most to undermine market sentiment. Inflation had begun to move higher in late 2021 but spiked following Russia’s invasion of Ukraine in late February, with U.S. consumer price inflation exceeding 8% in March and peaking at 9.1% in June. The Fed responded with a series of sharp rate hikes, leaving the target range for its benchmark overnight lending rate at 4.25%–4.50% at year-end, up from 0.0%–0.25% entering 2022. The rise in rates made stocks — most notably those of growth companies with more distant prospective earnings — less attractive relative to bonds, and ultimately fueled fears of recession and concerns about weaker corporate earnings in 2023.
In sector terms, positive contributions to the portfolio’s performance relative to the benchmark were led by selection within health care, industrials and real estate, while selection detracted within information technology, consumer discretionary, energy and financials. In terms of individual contributors, positive contributions were led by Casey’s General Stores, Inc., a U.S. fuel station and convenience store operator which benefited from its expansion plans, same-store sales growth, and scale-related supply chain efficiencies aided by strong fuel margins. Aspen Technology, Inc. provides solutions to address complex processing environments where it is critical to optimize the asset design, operation and maintenance lifecycle to target safer and more sustainable operations. Emerson Electric Co.* offered to acquire and merge Aspen Technology with its own software business, resulting in strong share price appreciation. Managed care company Molina Healthcare, Inc. has continued to win contracts, most notably adding California counties and entering the Florida market. The company’s footprint expansion has come with limited additional costs, continuing management’s track record of controlling costs while growing the coverage base. On the downside, SiTime Corp. is a leading provider of silicon timing system solutions used in the production of computer chips. After raising guidance on strong customer demand, the company was forced to cut guidance based on weakening spending in the electric vehicle, cloud and internet of things segments. Varonis Systems, Inc. is a global cybersecurity software company focused on vulnerability management and intrusion detection. The company's results were negatively impacted by an extension of its sales cycle and weakness in the Israeli shekel relative to the U.S. dollar. Five9, Inc. is a cloud contact center software company which is focused on building efficiencies into communications software systems. Share weakness was initially driven by concerns around a slowing economy impacting sales growth and was then compounded by the announcement that the CEO who had driven accelerated growth was departing the company.
After an extended period in which high revenue growth and out-year profits were in favor, the market’s focus has shifted to currently profitable companies. Relative to the benchmark, the portfolio at period-end was overweight the profitability, earnings yield and value factors. Fund holdings were tilted toward stocks with lower market sensitivity relative to the benchmark. Our focus continues to be on finding innovative small- and mid-cap companies with strong management teams and robust business plans that are positioned to weather a downturn in economic conditions.
Peter Barsa, Senior Portfolio Manager Equity
Michael A. Sesser, CFA, Senior Portfolio Manager Equity
Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

4 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

Terms to Know
Russell 2500™ Growth Index is an unmanaged index that measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.
Contribution and detraction incorporate both an investment’s total return and its weighting in the Fund.
*
Not held at December 31, 2022.

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	| 5

Portfolio Summary(Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/22	12/31/21
Common Stocks	96%	99%
Cash Equivalents	4%	1%
Other Investments	0%	—
Exchange-Traded Funds	—	0%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Exchange-Traded Funds, Cash Equivalents and Securities Lending Collateral)	12/31/22	12/31/21
Information Technology	24%	28%
Health Care	22%	26%
Industrials	19%	16%
Consumer Discretionary	12%	14%
Financials	7%	5%
Energy	6%	1%
Materials	4%	4%
Real Estate	3%	3%
Consumer Staples	2%	2%
Communication Services	1%	1%
	100%	100%
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 7.
Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com, and is available free of charge by contacting your financial intermediary, or if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.

6 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

Investment Portfolioas of December 31, 2022

	Shares	Value ($)
Common Stocks 96.2%
Communication Services 1.1%
Diversified Telecommunication Services 0.7%
Iridium Communications, Inc.*	6,600	339,240
Entertainment 0.4%
Take-Two Interactive Software, Inc.*	2,174	226,379
Consumer Discretionary 10.9%
Auto Components 1.0%
Gentherm, Inc.*	7,364	480,795
Diversified Consumer Services 0.4%
Bright Horizons Family Solutions, Inc.*	3,398	214,414
Hotels, Restaurants & Leisure 1.9%
Hilton Grand Vacations, Inc.*	12,491	481,403
Jack in the Box, Inc.	7,229	493,235
		974,638
Household Durables 3.2%
Helen of Troy Ltd.*	2,963	328,626
iRobot Corp.* (a)	4,373	210,473
LGI Homes, Inc.*	3,489	323,081
TopBuild Corp.*	4,573	715,629
		1,577,809
Leisure Products 1.3%
YETI Holdings, Inc.*	15,522	641,214
Specialty Retail 3.1%
Burlington Stores, Inc.*	2,883	584,557
Camping World Holdings, Inc. "A" (a)	22,907	511,284
National Vision Holdings, Inc.*	7,865	304,848
The Children's Place, Inc.*	4,788	174,379
		1,575,068
Consumer Staples 2.2%
Food & Staples Retailing 1.9%
Casey's General Stores, Inc.	4,371	980,634
Household Products 0.3%
Spectrum Brands Holdings, Inc.	2,282	139,019
Energy 5.4%
Oil, Gas & Consumable Fuels
Arch Resources, Inc.	2,200	314,138
Crescent Energy Co. "A"	6,384	76,544
Denbury, Inc.*	7,100	617,842
Kosmos Energy Ltd.*	48,000	305,280
Matador Resources Co.	8,300	475,092
Ovintiv, Inc.	9,711	492,445
Southwestern Energy Co.*	67,176	392,980
		2,674,321
	Shares	Value ($)
Financials 7.0%
Banks 2.7%
Pinnacle Financial Partners, Inc.	5,944	436,290
South State Corp.	4,704	359,197
SVB Financial Group*	542	124,736
Synovus Financial Corp.	11,493	431,562
		1,351,785
Capital Markets 3.3%
FactSet Research Systems, Inc.	1,036	415,654
Lazard Ltd. "A"	12,317	427,030
LPL Financial Holdings, Inc.	2,100	453,957
Moelis & Co. "A"	9,136	350,548
		1,647,189
Insurance 1.0%
Kinsale Capital Group, Inc.	1,900	496,888
Health Care 21.3%
Biotechnology 5.2%
Apellis Pharmaceuticals, Inc.*	4,251	219,819
Beam Therapeutics, Inc.*	1,593	62,302
Biohaven Ltd.*	1,787	24,804
Blueprint Medicines Corp.*	4,684	205,206
Fate Therapeutics, Inc.*	2,646	26,698
Halozyme Therapeutics, Inc.*	7,000	398,300
Insmed, Inc.*	6,610	132,068
Kiniksa Pharmaceuticals Ltd. "A"*	8,769	131,360
Neurocrine Biosciences, Inc.*	7,085	846,232
Travere Therapeutics, Inc.*	18,778	394,901
Ultragenyx Pharmaceutical, Inc.*	3,057	141,631
		2,583,321
Health Care Equipment & Supplies 3.7%
Axonics, Inc.*	5,613	350,981
Globus Medical, Inc. "A"*	4,424	328,570
Haemonetics Corp.*	1,353	106,413
Masimo Corp.*	1,627	240,715
Nevro Corp.*	2,428	96,149
Omnicell, Inc.*	2,300	115,966
Outset Medical, Inc.*	8,674	223,963
Shockwave Medical, Inc.*	500	102,805
STAAR Surgical Co.*	975	47,327
Tandem Diabetes Care, Inc.*	5,419	243,584
		1,856,473
Health Care Providers & Services 9.4%
AMN Healthcare Services, Inc.*	13,141	1,351,158
HealthEquity, Inc.*	4,129	254,511
ModivCare, Inc.*	5,696	511,102
Molina Healthcare, Inc.*	2,819	930,890
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	| 7

	Shares	Value ($)
Option Care Health, Inc.*	21,064	633,816
Privia Health Group, Inc.*	8,600	195,306
RadNet, Inc.*	44,177	831,853
		4,708,636
Life Sciences Tools & Services 0.4%
BioLife Solutions, Inc.*	8,451	153,808
OmniAb, Inc.*	13,092	47,131
		200,939
Pharmaceuticals 2.6%
Aclaris Therapeutics, Inc.*	12,953	204,010
Arvinas, Inc.*	2,000	68,420
Intra-Cellular Therapies, Inc.*	7,000	370,440
Ligand Pharmaceuticals, Inc.*	2,672	178,490
Pacira BioSciences, Inc.*	11,807	455,868
		1,277,228
Industrials 18.3%
Aerospace & Defense 1.4%
HEICO Corp.	4,476	687,692
Building Products 5.5%
Advanced Drainage Systems, Inc.	3,260	267,222
Allegion PLC	7,499	789,345
Builders FirstSource, Inc.*	17,596	1,141,628
Masonite International Corp.*	6,705	540,490
		2,738,685
Commercial Services & Supplies 3.2%
MSA Safety, Inc.	2,392	344,902
Tetra Tech, Inc.	4,419	641,595
The Brink's Co.	11,036	592,744
		1,579,241
Construction & Engineering 0.5%
MasTec, Inc.*	3,160	269,643
Electrical Equipment 0.8%
Generac Holdings, Inc.*	1,478	148,775
Plug Power, Inc.*	4,018	49,703
Thermon Group Holdings, Inc.*	9,149	183,712
		382,190
Machinery 1.0%
IDEX Corp.	2,202	502,783
Professional Services 1.8%
Kforce, Inc.	16,725	917,032
Trading Companies & Distributors 4.1%
H&E Equipment Services, Inc.	16,406	744,833
Rush Enterprises, Inc. "A"	16,590	867,325
Titan Machinery, Inc.*	11,743	466,549
		2,078,707
	Shares	Value ($)
Information Technology 22.9%
Communications Equipment 1.7%
Calix, Inc.*	8,844	605,195
Lumentum Holdings, Inc.*	4,772	248,955
		854,150
Electronic Equipment, Instruments & Components 2.9%
Advanced Energy Industries, Inc.	12,629	1,083,316
Cognex Corp.	7,873	370,897
		1,454,213
IT Services 3.7%
Broadridge Financial Solutions, Inc.	5,482	735,301
Maximus, Inc.	8,556	627,411
WEX, Inc.*	2,932	479,822
		1,842,534
Semiconductors & Semiconductor Equipment 4.3%
Entegris, Inc.	7,076	464,115
FormFactor, Inc.*	7,627	169,548
Monolithic Power Systems, Inc.	1,447	511,674
Semtech Corp.*	7,632	218,962
SiTime Corp.*	4,087	415,321
Ultra Clean Holdings, Inc.*	10,873	360,440
		2,140,060
Software 10.3%
Aspen Technology, Inc.*	3,737	767,580
Dynatrace, Inc.*	7,679	294,106
Envestnet, Inc.*	9,852	607,868
Five9, Inc.*	9,547	647,860
Rapid7, Inc.*	6,849	232,729
Tenable Holdings, Inc.*	12,141	463,179
Tyler Technologies, Inc.*	3,276	1,056,215
Varonis Systems, Inc.*	35,677	854,107
Workiva, Inc.*	3,058	256,780
		5,180,424
Materials 4.0%
Chemicals 0.5%
Valvoline, Inc.	6,900	225,285
Construction Materials 1.6%
Eagle Materials, Inc.	5,901	783,948
Containers & Packaging 0.8%
Berry Global Group, Inc.	6,828	412,616
Metals & Mining 1.1%
Cleveland-Cliffs, Inc.*	34,787	560,418
Real Estate 3.1%
Equity Real Estate Investment Trusts (REITs) 2.9%
Americold Realty Trust, Inc.	5,999	169,832
EastGroup Properties, Inc.	2,708	400,946
The accompanying notes are an integral part of the financial statements.

8 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

	Shares	Value ($)
Essential Properties Realty Trust, Inc.	21,678	508,783
Four Corners Property Trust, Inc.	13,954	361,827
		1,441,388
Real Estate Management & Development 0.2%
Newmark Group, Inc. "A"	11,392	90,794
Total Common Stocks (Cost $34,067,725)		48,087,793
Other Investments 0.0%
OmniAb, Inc. $12.50 Earnout* (b) (c)	1,013	0
OmniAb, Inc. $15.00 Earnout* (b) (c)	1,013	0
Total Other Investments (Cost $0)		0
Securities Lending Collateral 1.5%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 4.07% (d) (e) (Cost $735,203)	735,203	735,203
	Shares	Value ($)
Cash Equivalents 3.9%
DWS Central Cash Management Government Fund, 4.2% (d) (Cost $1,969,280)	1,969,280	1,969,280

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $36,772,208)	101.6	50,792,276
Other Assets and Liabilities, Net	(1.6)	(791,999)
Net Assets	100.0	50,000,277
A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2022 are as follows:
Value ($) at 12/31/2021	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2022	Value ($) at 12/31/2022
Securities Lending Collateral 1.5%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 4.07% (d) (e)
2,874,385	—	2,139,182 (f)	—	—	34,591	—	735,203	735,203
Cash Equivalents 3.9%
DWS Central Cash Management Government Fund, 4.2% (d)
950,292	8,061,648	7,042,660	—	—	40,856	—	1,969,280	1,969,280
3,824,677	8,061,648	9,181,842	—	—	75,447	—	2,704,483	2,704,483

*	Non-income producing security.
(a)
All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at December 31, 2022 amounted to $721,552, which is 1.4% of net assets.

(b)
Earnout Shares: Will vest based upon the achievement of certain volume-weighted average trading prices (VWAP) for shares of
OmniAb Inc. Earnout Shares are not transferrable until the vesting condition for the applicable tranche of Earnout Shares has been achieved.

(c)	Investment was valued using significant unobservable inputs.
(d)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(e)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(f)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended December 31, 2022.
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	| 9

Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of December 31, 2022 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$ 48,087,793	$ —	$ —	$ 48,087,793
Other Investments	—	—	0	0
Short-Term Investments (a)	2,704,483	—	—	2,704,483
Total	$50,792,276	$—	$0	$50,792,276

(a)	See Investment Portfolio for additional detailed categorizations.
The accompanying notes are an integral part of the financial statements.

10 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

Statement of
Assets and Liabilities
Statement of Operations

as of December 31, 2022

Assets
Investments in non-affiliated securities, at value (cost $34,067,725) — including $721,552 of securities loaned	$ 48,087,793
Investment in DWS Government & Agency Securities Portfolio (cost $735,203)*	735,203
Investment in DWS Central Cash Management Government Fund (cost $1,969,280)	1,969,280
Cash	9,106
Receivable for Fund shares sold	2,802
Dividends receivable	25,853
Interest receivable	9,180
Other assets	849
Total assets	50,840,066
Liabilities
Payable upon return of securities loaned	735,203
Payable for Fund shares redeemed	5,858
Accrued management fee	26,630
Accrued Trustees' fees	1,100
Other accrued expenses and payables	70,998
Total liabilities	839,789
Net assets, at value	$50,000,277
Net Assets Consist of
Distributable earnings (loss)	15,704,054
Paid-in capital	34,296,223
Net assets, at value	$50,000,277
Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($50,000,277 ÷ 4,175,946 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 11.97

*	Represents collateral on securities loaned.
for the year ended December 31, 2022

Investment Income
Income:
Dividends	$ 381,281
Income distributions — DWS Central Cash Management Government Fund	40,856
Securities lending income, net of borrower rebates	34,591
Total income	456,728
Expenses:
Management fee	314,818
Administration fee	55,523
Services to shareholders	693
Custodian fee	2,046
Audit fee	36,511
Legal fees	19,142
Tax fees	8,316
Reports to shareholders	30,693
Trustees' fees and expenses	4,420
Other	3,335
Total expenses before expense reductions	475,497
Expense reductions	(9,104)
Total expenses after expense reductions	466,393
Net investment income (loss)	(9,665)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	1,791,043
Foreign currency	(3,943)
1,787,100
Change in net unrealized appreciation (depreciation) on:
Investments	(22,497,718)
Foreign currency	(8)
(22,497,726)
Net gain (loss)	(20,710,626)
Net increase (decrease) in net assets resulting from operations	$(20,720,291)
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	| 11

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2022	2021
Operations:
Net investment income (loss)	$ (9,665)	$ (246,837)
Net realized gain (loss)	1,787,100	7,087,492
Change in net unrealized appreciation (depreciation)	(22,497,726)	2,870,407
Net increase (decrease) in net assets resulting from operations	(20,720,291)	9,711,062
Distributions to shareholders:
Class A	(7,059,397)	(3,804,844)
Fund share transactions:
Class A
Proceeds from shares sold	1,256,254	2,680,334
Reinvestment of distributions	7,059,397	3,804,844
Payments for shares redeemed	(5,846,309)	(10,049,938)
Net increase (decrease) in net assets from Class A share transactions	2,469,342	(3,564,760)
Increase (decrease) in net assets	(25,310,346)	2,341,458
Net assets at beginning of period	75,310,623	72,969,165
Net assets at end of period	$50,000,277	$75,310,623

Other Information
Class A
Shares outstanding at beginning of period	3,990,886	4,186,167
Shares sold	83,425	144,423
Shares issued to shareholders in reinvestment of distributions	527,214	211,028
Shares redeemed	(425,579)	(550,732)
Net increase (decrease) in Class A shares	185,060	(195,281)
Shares outstanding at end of period	4,175,946	3,990,886
The accompanying notes are an integral part of the financial statements.

12 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

Financial Highlights
DWS Small Mid Cap Growth VIP — Class A
	Years Ended December 31,
	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$18.87	$17.43	$13.66	$12.68	$21.94
Income (loss) from investment operations:
Net investment income (loss)[a]	(.00)*	(.06)	(.01)	.01	(.01)
Net realized and unrealized gain (loss)	(5.10)	2.43	4.00	2.73	(1.92)
Total from investment operations	(5.10)	2.37	3.99	2.74	(1.93)
Less distributions from:
Net investment income	—	(.01)	(.01)	—	—
Net realized gains	(1.80)	(.92)	(.21)	(1.76)	(7.33)
Total distributions	(1.80)	(.93)	(.22)	(1.76)	(7.33)
Net asset value, end of period	$11.97	$18.87	$17.43	$13.66	$12.68
Total Return (%)	(28.02)[b]	13.84	30.18[b]	22.41[b]	(13.59)[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	50	75	73	64	64
Ratio of expenses before expense reductions (%)[c]	.83	.78	.82	.82	.81
Ratio of expenses after expense reductions (%)[c]	.81	.78	.81	.81	.80
Ratio of net investment income (loss) (%)	(.02)	(.33)	(.05)	.11	(.06)
Portfolio turnover rate (%)	11	16	12	10	32

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

*	Amount is less than $.005.
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	| 13

Notes to Financial Statements
A.
Organization and Significant Accounting Policies
DWS Small Mid Cap Growth VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.
The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
The Fund’s Board has designated DWS Investment Management Americas, Inc. (the “Advisor”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor's Pricing Committee (the “Pricing Committee”) typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5). The Advisor has adopted fair valuation procedures that provide methodologies for fair valuing securities.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Equity securities and exchange-traded funds (“ETFs”) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Pricing Committee and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar

14 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended December 31, 2022, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.07% annualized effective rate as of December 31, 2022) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
As of December 31, 2022, the Fund had securities on loan, which were classified as common stocks in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.
Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.
The Fund has reviewed the tax positions for the open tax years as of December 31, 2022 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss, investments in limited partnerships and the realized tax character on distributions from certain securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At December 31, 2022, the Fund's components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$ 22,507
Undistributed long-term capital gains	$ 1,735,522
Net unrealized appreciation (depreciation) on investments	$ 13,939,679

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	| 15

At December 31, 2022, the aggregate cost of investments for federal income tax purposes was $36,852,597. The net unrealized appreciation for all investments based on tax cost was $13,939,679. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $18,374,593 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $4,434,914.
In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended December 31,
	2022	2021
Distributions from ordinary income*	$ —	$ 753,322
Distributions from long-term capital gains	$ 7,059,397	$ 3,051,522

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.
B.
Purchases and Sales of Securities
During the year ended December 31, 2022, purchases and sales of investment securities (excluding short-term investments) aggregated $6,195,789 and $10,820,111, respectively.
C.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million of the Fund's average daily net assets	.550%
Next $750 million of such net assets	.525%
Over $1 billion of such net assets	.500%
Accordingly, for the year ended December 31, 2022, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.55% of the Fund’s average daily net assets.
For the period from January 1, 2022 through April 30, 2022, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class A at 0.81%.
For the period from May 1, 2022 through September 30, 2022, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual

16 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class A at 0.82%.
Effective October 1, 2022 through September 30, 2023, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class A at 0.85%.
For the year ended December 31, 2022, fees waived and/or expenses reimbursed for Class A are $9,104.
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2022, the Administration Fee was $55,523, of which $4,191 is unpaid.
Service Provider Fees. DWS Service Company (“DSC“), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and SS&C GIDS, Inc. (“SS&C”) (name changed from DST Systems, Inc. effective January 1, 2023), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to SS&C. DSC compensates SS&C out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2022, the amounts charged to the Fund by DSC aggregated $499, of which $84 is unpaid.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended December 31, 2022, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $932, of which $30 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.
Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended December 31, 2022, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $2,611.
D.
Ownership of the Fund
At December 31, 2022, one participating insurance company was owner of record of 10% or more of the total outstanding Class A shares of the Fund, owning 92%.
E.
Line of Credit
The Fund and other affiliated funds (the “Participants”) share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2022.

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	| 17

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Variable Series II and Shareholders of DWS Small Mid Cap Growth VIP:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS Small Mid Cap Growth VIP (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series II) (the “Trust”), including the investment portfolio, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series II) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
February 13, 2023

18 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

Information About Your Fund’s Expenses (Unaudited)
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2022 to December 31, 2022).
The tables illustrate your Fund’s expenses in two ways:
—
Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.
—
Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended December 31, 2022

Actual Fund Return	Class A
Beginning Account Value 7/1/22	$1,000.00
Ending Account Value 12/31/22	$1,012.70
Expenses Paid per $1,000*	$4.16
Hypothetical 5% Fund Return	Class A
Beginning Account Value 7/1/22	$1,000.00
Ending Account Value 12/31/22	$1,021.07
Expenses Paid per $1,000*	$4.18

*
Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by
184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratio	Class A
Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	.82%
For more information, please refer to the Fund’s prospectus.
These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	| 19

Tax Information (Unaudited)
The Fund paid distributions of $1.80 per share from net long-term capital gains during its year ended December 31, 2022.
Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $1,924,000 as capital gain dividends for its year ended December 31, 2022.
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.
Proxy Voting
The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

20 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Small Mid Cap Growth VIP's (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2022.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—
During the entire process, all of the Fund's Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”).
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—
In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2021, the Fund’s performance (Class A shares) was in the 1st quartile, 3rd quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	| 21

outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2021.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2021). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (1st quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2021, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees). The Board noted that the expense limitation agreed to by DIMA was expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable DWS U.S. registered fund (“DWS Funds”) and considered differences between the Fund and the comparable DWS Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability.  The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for transfer agency services provided to the Fund. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board

22 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	| 23

Board Members and Officers
The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.
The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.
Independent Board Members/Independent Advisory Board Members

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods designer and distributor); former Chairman, National Association of Small Business Investment Companies; Former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds)	69	—
John W. Ballantine (1946) Board Member since 1999
Retired; formerly, Executive Vice President and Chief Risk Management
Officer, First Chicago NBD Corporation/The First National Bank of Chicago
(1996–1998); Executive Vice President and Head of International Banking
(1995–1996); Not-for-Profit Directorships: Window to the World
Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago;
Former Directorships: Director and Chairman of the Board, Healthways,
Inc.[2] (population wellbeing and wellness services) (2003–2014); Stockwell
Capital Investments PLC (private equity); Enron Corporation; FNB
Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak
Brook Bank; Portland General Electric[2] (utility company (2003–2021); and
Prisma Energy International; Former Not-for-Profit Directorships: Public
Radio International; Palm Beach Civic Assn.
		69	—
Dawn-Marie Driscoll (1946) Board Member since 1987
Advisory Board and former Executive Fellow, Hoffman Center for Business
Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm)
(1988–1990); Vice President of Corporate Affairs and General Counsel,
Filene’s (retail) (1978–1988); Directorships: Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); Former Directorships: ICI Mutual Insurance Company
(2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012),
Investment Company Institute (audit, executive, nominating committees)
and Independent Directors Council (governance, executive committees)
		69	—
Richard J. Herring (1946) Board Member since 1990
Jacob Safra Professor of International Banking and Professor of Finance,
The Wharton School, University of Pennsylvania (since July 1972);
formerly: Director, The Wharton Financial Institutions Center (1994–2020);
Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and
Director, The Lauder Institute of International Management Studies
(2000–2006); Member FDIC Systemic Risk Advisory Committee since
2011, member Systemic Risk Council since 2012 and member of the
Advisory Board at the Yale Program on Financial Stability since 2013;
Former Directorships: Co-Chair of the Shadow Financial Regulatory
Committee (2003–2015), Executive Director of The Financial Economists
Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013),
Director of The Aberdeen Singapore Fund (2007–2018), Director, The
Aberdeen Japan Fund (2007-2021) and Nonexecutive Director of Barclays
Bank DE (2010–2018)
		69	—

24 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Chad D. Perry (1972) Board Member or Advisory Board Member since 2021[3]	Executive Vice President, General Counsel and Secretary, Tanger Factory Outlet Centers, Inc.[2] (since 2011); formerly Executive Vice President and Deputy General Counsel, LPL Financial Holdings Inc.[2] (2006–2011); Senior Corporate Counsel, EMC Corporation (2005–2006); Associate, Ropes & Gray LLP (1997–2005)	21[4]	Director - Great Elm Capital Corp. (business development company) (since 2022)
Rebecca W. Rimel (1951) Board Member since 1995
Director, The Bridgespan Group (nonprofit organization) (since October
2020); formerly: Executive Vice President, The Glenmede Trust Company
(investment trust and wealth management) (1983–2004); Board Member,
Investor Education (charitable organization) (2004–2005); Former
Directorships: Trustee, Executive Committee, Philadelphia Chamber of
Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June
2007); Trustee, Thomas Jefferson Foundation (charitable organization)
(1994–2012); President, Chief Executive Officer and Director (1994–2020)
and Senior Advisor (2020-2021), The Pew Charitable Trusts (charitable organization); Director, BioTelemetry Inc.[2] (acquired by Royal Philips in
2021) (healthcare) (2009–2021); Director, Becton Dickinson and Company[2]
(medical technology company) (2012-2022)
		69	—
Catherine Schrand (1964) Board Member since 2021*	Celia Z. Moh Professor of Accounting (since 2016) and Professor of Accounting (since 1994), The Wharton School, University of Pennsylvania; formerly Vice Dean, Wharton Doctoral Programs (2016–2019)	69	—
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Former Directorships: Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	69	—
Officers5

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[7] (1974) President and Chief Executive Officer, 2017–present
Fund Administration (Head since 2017), DWS; Secretary, DWS USA Corporation (2018–present);
Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service
Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc.
(2018–present); Director and President, DB Investment Managers, Inc. (2018–present); President and
Chief Executive Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central
and Eastern Europe Fund, Inc. (2017–present); formerly: Vice President for the Deutsche funds
(2016–2017); Assistant Secretary for the DWS funds (2013–2019); Assistant Secretary, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc.
(2013–2020); Directorships: Interested Director, The European Equity Fund, Inc., The New Germany Fund,
Inc. and The Central and Eastern Europe Fund, Inc. (since June 25, 2020); ICI Mutual Insurance Company
(since October 16, 2020); and Episcopalian Charities of New York (2018–present)

John Millette[8] (1962) Vice President and Secretary, 1999–present
Legal (Associate General Counsel), DWS; Chief Legal Officer, DWS Investment Management Americas,
Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); Secretary, DBX
ETF Trust (2020–present); Vice President, DBX Advisors LLC (2021–present); Secretary, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc.
2011–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017); and
Assistant Secretary, DBX ETF Trust (2019–2020)

Ciara Crawford[9] (1984) Assistant Secretary, 2019–present	Fund Administration (Specialist), DWS (2015–present); formerly, Legal Assistant at Accelerated Tax Solutions
Diane Kenneally[8] (1966) Chief Financial Officer and Treasurer, 2018–present
Fund Administration Treasurer's Office (Co-Head since 2018), DWS; Treasurer, Chief Financial Officer and
Controller, DBX ETF Trust (2019–present); Treasurer and Chief Financial Officer, The European Equity
Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present);
formerly: Assistant Treasurer for the DWS funds (2007–2018)

Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Fund Administration Tax (Head), DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present
Fund Administration Treasurer's Office (Co-Head since 2018), DWS; Director and Vice President, DWS
Trust Company (2018–present); Assistant Treasurer, DBX ETF Trust (2019–present); Assistant Treasurer,
The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund,
Inc. (2018–present)

Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present
Anti-Financial Crime & Compliance US (Senior Team Lead), DWS; Chief Compliance Officer, The
European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund,
Inc. (2016–present)

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	| 25

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present
Legal (Senior Team Lead), DWS; Assistant Secretary, DBX ETF Trust (2020–present); Chief Legal Officer,
DBX Advisors LLC (2020–present); Chief Legal Officer, The European Equity Fund, Inc., The New
Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012–present); formerly: Secretary,
Deutsche AM Distributors, Inc. (2002–2017); Secretary, Deutsche AM Service Company (2010–2017);
and Chief Legal Officer, DBX Strategic Advisors LLC (2020–2021)

Christian Rijs[7] (1980) Anti-Money Laundering Compliance Officer, since October 6, 2021
Senior Team Lead Anti-Financial Crime and Compliance, DWS; AML Officer, DWS Trust Company (since
November 2, 2021); AML Officer, DBX ETF Trust (since October 21, 2021); AML Officer, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since
November 12, 2021); formerly: DWS UK & Ireland Head of Anti-Financial Crime and MLRO

*
Ms. Schrand was an Advisory Board Member for certain funds in the DWS Fund Complex for the period from November 18, 2021 to
December 31, 2022 and was elected as a Full Board Member as of January 1, 2023 for all funds in the DWS Fund Complex.

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[3]
Mr. Perry is an Advisory Board Member of Deutsche DWS Asset Allocation Trust, Deutsche DWS Equity 500 Index Portfolio,
Deutsche DWS Global/International Fund, Inc., Deutsche DWS Income Trust, Deutsche DWS Institutional Funds, Deutsche DWS
International Fund, Inc., Deutsche DWS Investment Trust, Deutsche DWS Investments VIT Funds, Deutsche DWS Money Market
Trust, Deutsche DWS Municipal Trust, Deutsche DWS Portfolio Trust, Deutsche DWS Securities Trust, Deutsche DWS Tax Free Trust,
Deutsche DWS Variable Series I and Government Cash Management Portfolio. Mr. Perry is a Board Member of each other Trust.

[4]
Mr. Perry oversees 21 funds in the DWS Fund Complex as a Board Member of various Trusts. Mr. Perry is an Advisory Board
Member of various Trusts/Corporations comprised of 48 funds in the DWS Fund Complex.

[5]
As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons”
of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[6]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
[7]	Address: 875 Third Avenue, New York, NY 10022.
[8]	Address: 100 Summer Street, Boston, MA 02110.
[9]	Address: 5201 Gate Parkway, Jacksonville, FL 32256.
Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.
The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

26 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

Notes

VS2SMCG-2 (R-025835-12 2/23)

December 31, 2022
Annual Report
Deutsche DWS Variable Series II
DWS Small Mid Cap Value VIP

Contents
3	Performance Summary
4	Management Summary
5	Portfolio Summary
6	Investment Portfolio
10	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Financial Highlights
14	Notes to Financial Statements
19	Report of Independent Registered Public Accounting Firm
20	Information About Your Fund's Expenses
21	Tax Information
21	Proxy Voting
22	Advisory Agreement Board Considerations and Fee Evaluation
25	Board Members and Officers
This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
Stocks may decline in value. Smaller and medium company stocks tend to be more volatile than large company stocks. The impact of the use of quantitative models and the analysis of specific metrics on a stock’s performance can be difficult to predict, and stocks that previously possessed certain desirable quantitative characteristics may not continue to demonstrate those same characteristics in the future. Quantitative models also entail the risk that the models themselves may be limited or incorrect. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The Fund may lend securities to approved institutions. Please read the prospectus for details.
War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and, in the future, may lead to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Fund and its investments.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148
NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE
NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

Performance SummaryDecember 31, 2022 (Unaudited)
Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.
The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2022 are 0.85% and 1.22% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment

Yearly periods ended December 31

Russell 2500™ Value Index is an unmanaged index measuring the small- to mid-cap U.S. equity value market.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results
DWS Small Mid Cap Value VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$8,420	$10,900	$11,124	$20,117
	Average annual total return	–15.80%	2.91%	2.15%	7.24%
Russell 2500 Value Index	Growth of $10,000	$8,692	$11,648	$12,614	$23,523
	Average annual total return	–13.08%	5.22%	4.75%	8.93%
DWS Small Mid Cap Value VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$8,386	$10,785	$10,918	$19,386
	Average annual total return	–16.14%	2.55%	1.77%	6.84%
Russell 2500 Value Index	Growth of $10,000	$8,692	$11,648	$12,614	$23,523
	Average annual total return	–13.08%	5.22%	4.75%	8.93%
The growth of $10,000 is cumulative.

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	| 3

Management Summary December 31, 2022 (Unaudited)
Class A shares of DWS Small/Mid Cap Value VIP returned –15.80% in 2022 (unadjusted for contract charges) and underperformed the –13.08% return of the Russell 2500™ Value Index.
The U.S. equity market suffered poor performance and elevated volatility in 2022. A dramatic acceleration of inflation prompted the U.S. Federal Reserve (Fed) to abandon its stimulative post-COVID policy stance in an effort to put the brakes on the economy. The Fed raised interest rates on seven separate occasions, bringing the fed funds rate from a range of 0.0%–0.25% at the start of 2022 to 4.25%–4.50% by year-end. This represented the largest move in short-term rates in more than 40 years. The spike in rates, together with expectations that tighter policy could lead to a sharp slowdown in growth and weaker corporate earnings in 2023, weighed heavily on stock prices. Geopolitical issues, particularly Russia’s invasion of Ukraine and the adverse economic impact of China’s zero-COVID policy, were additional headwinds for the markets.
These circumstances contributed to weak performance for small- and mid-cap stocks. In addition to being sensitive to shifts in investors’ appetite for risk, stocks in these categories tend to be more vulnerable to rising rates since they are more likely to require capital than established firms. On the positive side, the value style finished the year well ahead of growth. Higher rates reduce the value of future earnings when discounted back to today’s dollars, which hurt growth stocks but benefited shares of companies with higher current cash flows.
The Fund underperformed the index in the period, largely as a result of stock selection in the healthcare sector. Holdings in biotechnology stocks, in particular, weighed on results given the weakness in the broader category. Selection in financials was a notable detractor, as well. Much of the shortfall came from a position in Donnelly Financial Solutions, Inc.,* which declined in the first four months of the year prior to our selling it from the portfolio. The Fund’s holdings also lagged in consumer staples and utilities, but to a much lesser extent.
On the positive side, stock selection in the materials sector helped performance. Specifically, a holding in Steel Dynamics, Inc. gained ground amid broader strength in resource-related companies. A number of energy companies, including Targa Resources Corp. and Devon Energy Corp., also contributed positively thanks to rising oil prices and investors’ search for stocks with the ability to benefit from inflation pressures. Vivint Smart Home, Inc., which was bid for by a rival in early December, was the leading contributor in the Fund as a whole.
The market outlook remained extremely uncertain at year-end. The open-ended and data-dependent nature of Fed policy, unsteady economic conditions, and the potential for slower corporate earnings in 2023 were all important issues weighing on sentiment. As always, we believe the optimal way to navigate such a challenging backdrop is to maintain our disciplined strategy of investing based on factors that have historically led to outperformance within each of the market’s 35 industry groups over time. We think this objective, data-driven approach — which removes emotion from the decision-making process — is well suited for a time in which shifting macroeconomic trends make subjective forecasting exceptionally difficult.
Pankaj Bhatnagar, PhD, Head of Investment Strategy Equity
Arno V. Puskar, Senior Portfolio Manager Equity
Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.
Terms to Know
The Russell 2500 Value Index is an unmanaged index measuring the small- to mid-cap U.S. equity value market.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Contribution and detraction incorporate both an investment’s total return and its weighting in the Fund.
*
Not held at December 31, 2022.

4 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

Portfolio Summary(Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/22	12/31/21
Common Stocks	100%	99%
Cash Equivalents	—	1%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	12/31/22	12/31/21
Financials	21%	22%
Industrials	17%	16%
Consumer Discretionary	12%	10%
Real Estate	12%	13%
Information Technology	8%	10%
Health Care	7%	8%
Materials	6%	6%
Energy	5%	5%
Utilities	5%	4%
Communication Services	4%	3%
Consumer Staples	3%	3%
	100%	100%
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 6.
Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com, and is available free of charge by contacting your financial intermediary, or if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	| 5

Investment Portfolioas of December 31, 2022

	Shares	Value ($)
Common Stocks 99.3%
Communication Services 3.4%
Diversified Telecommunication Services 0.8%
Liberty Latin America Ltd. "A"*	83,215	626,609
Entertainment 0.4%
Madison Square Garden Sports Corp.	1,859	340,811
Media 1.9%
Interpublic Group of Companies, Inc.	39,760	1,324,405
Nexstar Media Group, Inc.	1,224	214,237
		1,538,642
Wireless Telecommunication Services 0.3%
Telephone & Data Systems, Inc.	20,294	212,884
Consumer Discretionary 12.3%
Auto Components 1.8%
American Axle & Manufacturing Holdings, Inc.*	43,873	343,087
Lear Corp.	8,664	1,074,509
		1,417,596
Automobiles 0.5%
Winnebago Industries, Inc.	6,930	365,211
Diversified Consumer Services 2.8%
Vivint Smart Home, Inc.*	169,008	2,011,195
WW International, Inc.*	57,688	222,676
		2,233,871
Hotels, Restaurants & Leisure 0.6%
International Game Technology PLC	19,871	450,674
Household Durables 2.7%
Beazer Homes U.S.A., Inc.*	25,089	320,136
Mohawk Industries, Inc.*	5,001	511,202
PulteGroup, Inc.	29,095	1,324,695
		2,156,033
Internet & Direct Marketing Retail 0.5%
Porch Group, Inc.* (a)	191,004	359,088
Specialty Retail 1.6%
Foot Locker, Inc.	10,718	405,033
RH*	1,451	387,693
TravelCenters of America, Inc.*	11,339	507,760
		1,300,486
Textiles, Apparel & Luxury Goods 1.8%
Columbia Sportswear Co.	16,694	1,462,061
Consumer Staples 2.9%
Food & Staples Retailing 0.5%
Performance Food Group Co.*	6,533	381,462
	Shares	Value ($)
Food Products 1.8%
B&G Foods, Inc. (a)	33,158	369,712
Cal-Maine Foods, Inc.	6,988	380,496
Darling Ingredients, Inc.*	10,608	663,955
		1,414,163
Household Products 0.4%
Central Garden & Pet Co.*	7,995	299,413
Personal Products 0.2%
Herbalife Nutrition Ltd.*	13,836	205,879
Energy 4.7%
Energy Equipment & Services 1.1%
Nabors Industries Ltd.*	2,550	394,919
NexTier Oilfield Solutions, Inc.*	52,206	482,383
		877,302
Oil, Gas & Consumable Fuels 3.6%
Devon Energy Corp.	9,797	602,614
HF Sinclair Corp.	12,253	635,808
Kinetik Holdings, Inc. (a)	7,128	235,794
PDC Energy, Inc.	7,559	479,845
Targa Resources Corp.	9,153	672,746
Vertex Energy, Inc.* (a)	30,725	190,495
		2,817,302
Financials 21.0%
Banks 12.0%
Associated Banc-Corp.	50,702	1,170,709
BankUnited, Inc.	35,094	1,192,143
Columbia Banking System, Inc.	13,657	411,485
Eagle Bancorp., Inc.	21,907	965,442
Eastern Bankshares, Inc.	19,265	332,321
First BanCorp.	26,138	332,475
First Financial Corp.	6,410	295,373
First Horizon Corp.	29,685	727,283
Fulton Financial Corp.	21,539	362,501
Hancock Whitney Corp.	23,244	1,124,777
Hilltop Holdings, Inc.	25,784	773,778
Simmons First National Corp. "A"	30,569	659,679
UMB Financial Corp.	14,217	1,187,404
		9,535,370
Capital Markets 0.4%
Evercore, Inc. "A"	3,114	339,675
Consumer Finance 0.8%
Credit Acceptance Corp.* (a)	1,410	668,904
Diversified Financial Services 2.2%
A-Mark Precious Metals, Inc.	11,136	386,754
Apollo Global Management, Inc.	5,624	358,755
Voya Financial, Inc.	15,823	972,956
		1,718,465
The accompanying notes are an integral part of the financial statements.

6 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

	Shares	Value ($)
Insurance 4.8%
Assurant, Inc.	9,089	1,136,670
Brown & Brown, Inc.	23,705	1,350,474
Everest Re Group Ltd.	3,840	1,272,077
		3,759,221
Mortgage Real Estate Investment Trusts (REITs) 0.8%
Rithm Capital Corp.	74,134	605,675
Health Care 7.4%
Biotechnology 2.8%
EQRx, Inc.* (a)	76,345	187,809
Myriad Genetics, Inc.*	28,066	407,238
Sage Therapeutics, Inc.*	20,690	789,117
Sana Biotechnology, Inc.* (a)	76,915	303,814
Twist Bioscience Corp.*	22,683	540,082
		2,228,060
Health Care Equipment & Supplies 0.6%
Cue Health, Inc.* (a)	81,996	169,732
ICU Medical, Inc.*	1,845	290,550
		460,282
Health Care Providers & Services 2.2%
Chemed Corp.	1,231	628,339
Molina Healthcare, Inc.*	2,804	925,937
Owens & Minor, Inc.*	10,228	199,753
		1,754,029
Health Care Technology 0.1%
Multiplan Corp.*	71,151	81,824
Life Sciences Tools & Services 1.1%
PerkinElmer, Inc.	6,269	879,039
Pharmaceuticals 0.6%
Reata Pharmaceuticals, Inc. "A"* (a)	11,894	451,853
Industrials 16.9%
Aerospace & Defense 0.7%
Huntington Ingalls Industries, Inc.	2,537	585,235
Air Freight & Logistics 0.7%
Atlas Air Worldwide Holdings, Inc.*	3,480	350,784
GXO Logistics, Inc.*	5,515	235,435
		586,219
Building Products 2.8%
Carlisle Companies, Inc.	6,936	1,634,469
Owens Corning	6,801	580,125
		2,214,594
Electrical Equipment 3.0%
Encore Wire Corp.	6,753	928,943
EnerSys	19,390	1,431,757
		2,360,700
	Shares	Value ($)
Machinery 3.3%
Hillenbrand, Inc.	51,641	2,203,522
The Manitowoc Co., Inc.*	42,427	388,631
		2,592,153
Professional Services 2.9%
Jacobs Solutions, Inc.	10,424	1,251,610
ManpowerGroup, Inc.	3,398	282,747
Science Applications International Corp.	6,673	740,236
		2,274,593
Road & Rail 1.3%
Knight-Swift Transportation Holdings, Inc.	10,885	570,483
RXO, Inc.*	18,131	311,853
XPO, Inc.*	5,515	183,595
		1,065,931
Trading Companies & Distributors 2.2%
MRC Global, Inc.*	47,506	550,119
NOW, Inc.*	92,675	1,176,973
		1,727,092
Information Technology 8.3%
Communications Equipment 0.5%
Ciena Corp.*	7,945	405,036
Electronic Equipment, Instruments & Components 2.8%
Avnet, Inc.	33,437	1,390,310
Itron, Inc.*	9,376	474,894
TD SYNNEX Corp.	3,829	362,645
		2,227,849
IT Services 0.9%
AvidXchange Holdings, Inc.*	71,323	708,951
Semiconductors & Semiconductor Equipment 2.0%
Cirrus Logic, Inc.*	11,969	891,451
Ichor Holdings Ltd.*	8,469	227,139
Photronics, Inc.*	26,946	453,501
		1,572,091
Software 2.1%
Adeia, Inc.	33,819	320,604
NCR Corp.*	12,880	301,521
Verint Systems, Inc.*	26,229	951,588
Xperi, Inc.*	13,527	116,467
		1,690,180
Materials 6.4%
Chemicals 1.9%
Amyris, Inc.* (a)	165,272	252,866
Avient Corp.	7,871	265,725
Chemours Co.	20,651	632,334
Huntsman Corp.	12,248	336,575
		1,487,500
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	| 7

	Shares	Value ($)
Containers & Packaging 0.9%
Graphic Packaging Holding Co.	33,885	753,941
Metals & Mining 3.6%
Cleveland-Cliffs, Inc.*	22,180	357,320
Steel Dynamics, Inc.	25,274	2,469,269
		2,826,589
Real Estate 11.5%
Equity Real Estate Investment Trusts (REITs) 10.9%
BRT Apartments Corp.	38,543	756,985
Gaming and Leisure Properties, Inc.	32,113	1,672,766
Highwoods Properties, Inc.	27,146	759,545
Iron Mountain, Inc.	8,026	400,096
iStar, Inc.	54,698	417,346
LXP Industrial Trust	155,012	1,553,220
Prologis, Inc.	7,624	859,454
SITE Centers Corp.	38,592	527,167
STAG Industrial, Inc.	52,479	1,695,596
		8,642,175
Real Estate Management & Development 0.6%
Kennedy-Wilson Holdings, Inc.	28,877	454,235
Utilities 4.5%
Electric Utilities 3.0%
IDACORP, Inc.	15,434	1,664,557
Otter Tail Corp.	12,371	726,301
		2,390,858
	Shares	Value ($)
Gas Utilities 1.5%
Northwest Natural Holding Co.	9,452	449,821
UGI Corp.	20,014	741,919
		1,191,740
Total Common Stocks (Cost $69,776,646)		78,699,546
Securities Lending Collateral 3.3%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 4.07% (b) (c) (Cost $2,566,790)	2,566,790	2,566,790

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $72,343,436)	102.6	81,266,336
Other Assets and Liabilities, Net	(2.6)	(2,028,878)
Net Assets	100.0	79,237,458
A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2022 are as follows:
Value ($) at 12/31/2021	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2022	Value ($) at 12/31/2022
Securities Lending Collateral 3.3%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 4.07% (b) (c)
6,453,827	—	3,887,037 (d)	—	—	75,455	—	2,566,790	2,566,790
Cash Equivalents 0.0%
DWS Central Cash Management Government Fund, 4.2% (b)
663,321	7,745,124	8,408,445	—	—	11,194	—	—	—
7,117,148	7,745,124	12,295,482	—	—	86,649	—	2,566,790	2,566,790

*	Non-income producing security.
(a)
All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at December 31, 2022 amounted to $2,484,956, which is 3.1% of net assets.

(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(d)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended December 31, 2022.
The accompanying notes are an integral part of the financial statements.

8 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of December 31, 2022 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$ 78,699,546	$ —	$ —	$ 78,699,546
Short-Term Investments	2,566,790	—	—	2,566,790
Total	$81,266,336	$—	$—	$81,266,336

(a)	See Investment Portfolio for additional detailed categorizations.
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	| 9

Statement of
Assets and Liabilities
Statement of Operations

as of December 31, 2022

Assets
Investments in non-affiliated securities, at value (cost $69,776,646) — including $2,484,956 of securities loaned	$ 78,699,546
Investment in DWS Government & Agency Securities Portfolio (cost $2,566,790)*	2,566,790
Receivable for investments sold	581,817
Receivable for Fund shares sold	2,039
Dividends receivable	121,826
Interest receivable	4,010
Other assets	1,567
Total assets	81,977,595
Liabilities
Cash overdraft	11,861
Payable upon return of securities loaned	2,566,790
Payable for Fund shares redeemed	40,783
Accrued management fee	40,332
Accrued Trustees' fees	2,418
Other accrued expenses and payables	77,953
Total liabilities	2,740,137
Net assets, at value	$79,237,458
Net Assets Consist of
Distributable earnings (loss)	12,793,645
Paid-in capital	66,443,813
Net assets, at value	$79,237,458
Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($63,631,797 ÷ 5,000,004 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 12.73
Class B
Net Asset Value, offering and redemption price per share ($15,605,661 ÷ 1,226,929 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 12.72

*	Represents collateral on securities loaned.
for the year ended December 31, 2022

Investment Income
Income:
Dividends (net of foreign taxes withheld of $314)	$ 1,639,874
Income distributions — DWS Central Cash Management Government Fund	11,194
Securities lending income, net of borrower rebates	75,455
Total income	1,726,523
Expenses:
Management fee	570,321
Administration fee	85,109
Services to shareholders	2,380
Record keeping fee (Class B)	20,750
Distribution service fee (Class B)	44,294
Custodian fee	2,795
Professional fees	59,136
Reports to shareholders	28,901
Trustees' fees and expenses	6,855
Other	4,850
Total expenses before expense reductions	825,391
Expense reductions	(35,543)
Total expenses after expense reductions	789,848
Net investment income	936,675
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	3,139,256
Change in net unrealized appreciation (depreciation) on investments	(20,152,339)
Net gain (loss)	(17,013,083)
Net increase (decrease) in net assets resulting from operations	$(16,076,408)
The accompanying notes are an integral part of the financial statements.

10 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2022	2021
Operations:
Net investment income	$ 936,675	$ 679,104
Net realized gain (loss)	3,139,256	9,995,060
Change in net unrealized appreciation (depreciation)	(20,152,339)	14,423,979
Net increase (decrease) in net assets resulting from operations	(16,076,408)	25,098,143
Distributions to shareholders:
Class A	(1,631,110)	(986,559)
Class B	(353,137)	(171,519)
Total distributions	(1,984,247)	(1,158,078)
Fund share transactions:
Class A
Proceeds from shares sold	3,556,679	10,833,180
Reinvestment of distributions	1,631,110	986,559
Payments for shares redeemed	(8,973,908)	(19,477,705)
Net increase (decrease) in net assets from Class A share transactions	(3,786,119)	(7,657,966)
Class B
Proceeds from shares sold	1,142,137	3,370,266
Reinvestment of distributions	353,137	171,519
Payments for shares redeemed	(3,381,561)	(4,132,281)
Net increase (decrease) in net assets from Class B share transactions	(1,886,287)	(590,496)
Increase (decrease) in net assets	(23,733,061)	15,691,603
Net assets at beginning of period	102,970,519	87,278,916
Net assets at end of period	$79,237,458	$102,970,519

Other Information
Class A
Shares outstanding at beginning of period	5,282,801	5,853,631
Shares sold	260,559	758,092
Shares issued to shareholders in reinvestment of distributions	119,671	67,758
Shares redeemed	(663,027)	(1,396,680)
Net increase (decrease) in Class A shares	(282,797)	(570,830)
Shares outstanding at end of period	5,000,004	5,282,801
Class B
Shares outstanding at beginning of period	1,372,395	1,418,467
Shares sold	83,227	230,525
Shares issued to shareholders in reinvestment of distributions	25,852	11,756
Shares redeemed	(254,545)	(288,353)
Net increase (decrease) in Class B shares	(145,466)	(46,072)
Shares outstanding at end of period	1,226,929	1,372,395
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	| 11

Financial Highlights
DWS Small Mid Cap Value VIP — Class A
	Years Ended December 31,
	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$15.47	$12.00	$13.83	$12.21	$17.88
Income (loss) from investment operations:
Net investment income[a]	.15	.11	.16	.18	.10
Net realized and unrealized gain (loss)	(2.57)	3.54	(.90)	2.53[b]	(2.47)
Total from investment operations	(2.42)	3.65	(.74)	2.71	(2.37)
Less distributions from:
Net investment income	(.12)	(.18)	(.16)	(.10)	(.24)
Net realized gains	(.20)	—	(.93)	(.99)	(3.06)
Total distributions	(.32)	(.18)	(1.09)	(1.09)	(3.30)
Net asset value, end of period	$12.73	$15.47	$12.00	$13.83	$12.21
Total Return (%)[c]	(15.80)	30.50	(1.80)	22.76[b]	(16.01)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	64	82	70	78	70
Ratio of expenses before expense reductions (%)[d]	.87	.85	.88	.88	.87
Ratio of expenses after expense reductions (%)[d]	.83	.83	.82	.83	.81
Ratio of net investment income (%)	1.14	.76	1.57	1.35	.65
Portfolio turnover rate (%)	33	32	43	55	64

[a]	Based on average shares outstanding during the period.
[b]	Includes proceeds from a non-recurring litigation payment amounting to $0.14 per share and 1.07% of average daily net assets, for the year ended December 31, 2019.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

12 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

DWS Small Mid Cap Value VIP — Class B
	Years Ended December 31,
	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$15.46	$11.99	$13.82	$12.20	$17.86
Income (loss) from investment operations:
Net investment income[a]	.10	.06	.13	.13	.05
Net realized and unrealized gain (loss)	(2.58)	3.53	(.90)	2.53[b]	(2.48)
Total from investment operations	(2.48)	3.59	(.77)	2.66	(2.43)
Less distributions from:
Net investment income	(.06)	(.12)	(.13)	(.05)	(.17)
Net realized gains	(.20)	—	(.93)	(.99)	(3.06)
Total distributions	(.26)	(.12)	(1.06)	(1.04)	(3.23)
Net asset value, end of period	$12.72	$15.46	$11.99	$13.82	$12.20
Total Return (%)[c]	(16.14)	30.04	(2.18)	22.32[b]	(16.32)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	16	21	17	17	15
Ratio of expenses before expense reductions (%)[d]	1.24	1.22	1.25	1.25	1.24
Ratio of expenses after expense reductions (%)[d]	1.20	1.20	1.19	1.19	1.16
Ratio of net investment income (%)	.77	.40	1.21	.99	.30
Portfolio turnover rate (%)	33	32	43	55	64

[a]	Based on average shares outstanding during the period.
[b]	Includes proceeds from a non-recurring litigation payment amounting to $0.14 per share and 1.07% of average daily net assets, for the year ended December 31, 2019.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	| 13

Notes to Financial Statements
A.
Organization and Significant Accounting Policies
DWS Small Mid Cap Value VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.
Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and recordkeeping fees equal to an annual rate of up to 0.25% and of up to 0.15%, respectively, of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.
The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
The Fund’s Board has designated DWS Investment Management Americas, Inc. (the “Advisor”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor's Pricing Committee (the “Pricing Committee”) typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5). The Advisor has adopted fair valuation procedures that provide methodologies for fair valuing securities.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Pricing Committee and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

14 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.
Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash and/or U.S. Treasury Securities having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended December 31, 2022, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.07% annualized effective rate as of December 31, 2022) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
As of December 31, 2022, the Fund had securities on loan, which were classified as common stocks in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.
Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.
The Fund has reviewed the tax positions for the open tax years as of December 31, 2022 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and the realized tax character on distributions from certain securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At December 31, 2022, the Fund's components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$ 864,635
Undistributed long-term capital gains	$ 3,077,774
Net unrealized appreciation (depreciation) on investments	$ 8,796,959
At December 31, 2022, the aggregate cost of investments for federal income tax purposes was $72,469,377. The net unrealized appreciation for all investments based on tax cost was $8,796,959. This

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	| 15

consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $15,731,206 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $6,934,247.
In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended December 31,
	2022	2021
Distributions from ordinary income*	$ 684,433	$ 1,158,078
Distributions from long-term capital gains	$ 1,299,814	$ —

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Real Estate Investment Trusts. The Fund at its fiscal year end recharacterizes distributions received from a Real Estate Investment Trust (“REIT”) investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated for financial reporting purposes and a recharacterization will be made to the accounting records in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.
B.
Purchases and Sales of Securities
During the year ended December 31, 2022, purchases and sales of investment securities (excluding short-term investments) aggregated $28,945,499 and $35,480,096, respectively.
C.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million of the Fund’s average daily net assets	.650%
Next $750 million of such net assets	.620%
Next $1.5 billion of such net assets	.600%
Next $2.5 billion of such net assets	.580%
Next $2.5 billion of such net assets	.550%
Next $2.5 billion of such net assets	.540%
Next $2.5 billion of such net assets	.530%
Over $12.5 billion of such net assets	.520%

16 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

Accordingly, for the year ended December 31, 2022, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.65% of the Fund’s average daily net assets.
For the period from January 1, 2022 through September 30, 2022, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	.83%
Class B	1.20%
Effective October 1, 2022 through September 30, 2023, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	.81%
Class B	1.18%
For the year ended December 31, 2022, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$ 28,404
Class B	7,139
$ 35,543
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2022, the Administration Fee was $85,109, of which $6,715 is unpaid.
Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and SS&C GIDS, Inc. (“SS&C”) (name changed from DST Systems, Inc. effective January 1, 2023), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to SS&C. DSC compensates SS&C out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2022, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at December 31, 2022
Class A	$ 873	$ 142
Class B	716	125
	$ 1,589	$ 267
Distribution Service Agreement. Under the Fund’s Class B 12b-1 plan, DWS Distributors, Inc. (“DDI”) received a fee (“Distribution Service Fee”) of up to 0.25% of average daily net assets of Class B shares. For the year ended December 31, 2022, the Distribution Service Fee aggregated $44,294, of which $3,402 is unpaid.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended December 31, 2022, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $1,414, of which $91 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	| 17

the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.
D.
Ownership of the Fund
At December 31, 2022, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 66% and 10%, respectively. Four participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 25%, 18%, 17% and 16%, respectively.
E.
Line of Credit
The Fund and other affiliated funds (the “Participants”) share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2022.

18 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Variable Series II and Shareholders of DWS Small Mid Cap Value VIP:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS Small Mid Cap Value VIP (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series II) (the “Trust”), including the investment portfolio, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series II) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
February 13, 2023

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	| 19

Information About Your Fund’s Expenses (Unaudited)
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2022 to December 31, 2022).
The tables illustrate your Fund’s expenses in two ways:
—
Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.
—
Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended December 31, 2022

Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/22	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/22	$ 1,040.00	$ 1,037.50
Expenses Paid per $1,000*	$ 4.22	$ 6.11
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/22	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/22	$ 1,021.07	$ 1,019.21
Expenses Paid per $1,000*	$ 4.18	$ 6.06

*
Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	.82%	1.19%
For more information, please refer to the Fund’s prospectus.
These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

20 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

Tax Information (Unaudited)
The Fund paid distributions of $0.20 per share from net long-term capital gains during its year ended December 31, 2022.
Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $3,414,000 as capital gain dividends for its year ended December 31, 2022.
For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended December 31, 2022, qualified for the dividends received deduction.
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.
Proxy Voting
The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	| 21

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Small Mid Cap Value VIP's (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2022.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—
During the entire process, all of the Fund's Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”).
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—
In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2021, the Fund’s performance (Class A shares) was in the 3rd quartile, 4th quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has

22 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2021. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board noted certain changes to the Fund’s strategy to permit the expanded use of derivatives. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the DWS fund complex.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (2nd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2021). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2021, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”), noting that DIMA indicated that it does not provide services to any other comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	| 23

products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

24 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

Board Members and Officers
The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.
The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.
Independent Board Members/Independent Advisory Board Members

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods designer and distributor); former Chairman, National Association of Small Business Investment Companies; Former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds)	69	—
John W. Ballantine (1946) Board Member since 1999
Retired; formerly, Executive Vice President and Chief Risk Management
Officer, First Chicago NBD Corporation/The First National Bank of Chicago
(1996–1998); Executive Vice President and Head of International Banking
(1995–1996); Not-for-Profit Directorships: Window to the World
Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago;
Former Directorships: Director and Chairman of the Board, Healthways,
Inc.[2] (population wellbeing and wellness services) (2003–2014); Stockwell
Capital Investments PLC (private equity); Enron Corporation; FNB
Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak
Brook Bank; Portland General Electric[2] (utility company (2003–2021); and
Prisma Energy International; Former Not-for-Profit Directorships: Public
Radio International; Palm Beach Civic Assn.
		69	—
Dawn-Marie Driscoll (1946) Board Member since 1987
Advisory Board and former Executive Fellow, Hoffman Center for Business
Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm)
(1988–1990); Vice President of Corporate Affairs and General Counsel,
Filene’s (retail) (1978–1988); Directorships: Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); Former Directorships: ICI Mutual Insurance Company
(2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012),
Investment Company Institute (audit, executive, nominating committees)
and Independent Directors Council (governance, executive committees)
		69	—
Richard J. Herring (1946) Board Member since 1990
Jacob Safra Professor of International Banking and Professor of Finance,
The Wharton School, University of Pennsylvania (since July 1972);
formerly: Director, The Wharton Financial Institutions Center (1994–2020);
Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and
Director, The Lauder Institute of International Management Studies
(2000–2006); Member FDIC Systemic Risk Advisory Committee since
2011, member Systemic Risk Council since 2012 and member of the
Advisory Board at the Yale Program on Financial Stability since 2013;
Former Directorships: Co-Chair of the Shadow Financial Regulatory
Committee (2003–2015), Executive Director of The Financial Economists
Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013),
Director of The Aberdeen Singapore Fund (2007–2018), Director, The
Aberdeen Japan Fund (2007-2021) and Nonexecutive Director of Barclays
Bank DE (2010–2018)
		69	—

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	| 25

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Chad D. Perry (1972) Board Member or Advisory Board Member since 2021[3]	Executive Vice President, General Counsel and Secretary, Tanger Factory Outlet Centers, Inc.[2] (since 2011); formerly Executive Vice President and Deputy General Counsel, LPL Financial Holdings Inc.[2] (2006–2011); Senior Corporate Counsel, EMC Corporation (2005–2006); Associate, Ropes & Gray LLP (1997–2005)	21[4]	Director - Great Elm Capital Corp. (business development company) (since 2022)
Rebecca W. Rimel (1951) Board Member since 1995
Director, The Bridgespan Group (nonprofit organization) (since October
2020); formerly: Executive Vice President, The Glenmede Trust Company
(investment trust and wealth management) (1983–2004); Board Member,
Investor Education (charitable organization) (2004–2005); Former
Directorships: Trustee, Executive Committee, Philadelphia Chamber of
Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June
2007); Trustee, Thomas Jefferson Foundation (charitable organization)
(1994–2012); President, Chief Executive Officer and Director (1994–2020)
and Senior Advisor (2020-2021), The Pew Charitable Trusts (charitable organization); Director, BioTelemetry Inc.[2] (acquired by Royal Philips in
2021) (healthcare) (2009–2021); Director, Becton Dickinson and Company[2]
(medical technology company) (2012-2022)
		69	—
Catherine Schrand (1964) Board Member since 2021*	Celia Z. Moh Professor of Accounting (since 2016) and Professor of Accounting (since 1994), The Wharton School, University of Pennsylvania; formerly Vice Dean, Wharton Doctoral Programs (2016–2019)	69	—
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Former Directorships: Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	69	—
Officers5

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[7] (1974) President and Chief Executive Officer, 2017–present
Fund Administration (Head since 2017), DWS; Secretary, DWS USA Corporation (2018–present);
Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service
Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc.
(2018–present); Director and President, DB Investment Managers, Inc. (2018–present); President and
Chief Executive Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central
and Eastern Europe Fund, Inc. (2017–present); formerly: Vice President for the Deutsche funds
(2016–2017); Assistant Secretary for the DWS funds (2013–2019); Assistant Secretary, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc.
(2013–2020); Directorships: Interested Director, The European Equity Fund, Inc., The New Germany Fund,
Inc. and The Central and Eastern Europe Fund, Inc. (since June 25, 2020); ICI Mutual Insurance Company
(since October 16, 2020); and Episcopalian Charities of New York (2018–present)

John Millette[8] (1962) Vice President and Secretary, 1999–present
Legal (Associate General Counsel), DWS; Chief Legal Officer, DWS Investment Management Americas,
Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); Secretary, DBX
ETF Trust (2020–present); Vice President, DBX Advisors LLC (2021–present); Secretary, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc.
2011–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017); and
Assistant Secretary, DBX ETF Trust (2019–2020)

Ciara Crawford[9] (1984) Assistant Secretary, 2019–present	Fund Administration (Specialist), DWS (2015–present); formerly, Legal Assistant at Accelerated Tax Solutions
Diane Kenneally[8] (1966) Chief Financial Officer and Treasurer, 2018–present
Fund Administration Treasurer's Office (Co-Head since 2018), DWS; Treasurer, Chief Financial Officer and
Controller, DBX ETF Trust (2019–present); Treasurer and Chief Financial Officer, The European Equity
Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present);
formerly: Assistant Treasurer for the DWS funds (2007–2018)

Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Fund Administration Tax (Head), DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present
Fund Administration Treasurer's Office (Co-Head since 2018), DWS; Director and Vice President, DWS
Trust Company (2018–present); Assistant Treasurer, DBX ETF Trust (2019–present); Assistant Treasurer,
The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund,
Inc. (2018–present)

Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present
Anti-Financial Crime & Compliance US (Senior Team Lead), DWS; Chief Compliance Officer, The
European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund,
Inc. (2016–present)

26 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present
Legal (Senior Team Lead), DWS; Assistant Secretary, DBX ETF Trust (2020–present); Chief Legal Officer,
DBX Advisors LLC (2020–present); Chief Legal Officer, The European Equity Fund, Inc., The New
Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012–present); formerly: Secretary,
Deutsche AM Distributors, Inc. (2002–2017); Secretary, Deutsche AM Service Company (2010–2017);
and Chief Legal Officer, DBX Strategic Advisors LLC (2020–2021)

Christian Rijs[7] (1980) Anti-Money Laundering Compliance Officer, since October 6, 2021
Senior Team Lead Anti-Financial Crime and Compliance, DWS; AML Officer, DWS Trust Company (since
November 2, 2021); AML Officer, DBX ETF Trust (since October 21, 2021); AML Officer, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since
November 12, 2021); formerly: DWS UK & Ireland Head of Anti-Financial Crime and MLRO

*
Ms. Schrand was an Advisory Board Member for certain funds in the DWS Fund Complex for the period from November 18, 2021 to
December 31, 2022 and was elected as a Full Board Member as of January 1, 2023 for all funds in the DWS Fund Complex.

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[3]
Mr. Perry is an Advisory Board Member of Deutsche DWS Asset Allocation Trust, Deutsche DWS Equity 500 Index Portfolio,
Deutsche DWS Global/International Fund, Inc., Deutsche DWS Income Trust, Deutsche DWS Institutional Funds, Deutsche DWS
International Fund, Inc., Deutsche DWS Investment Trust, Deutsche DWS Investments VIT Funds, Deutsche DWS Money Market
Trust, Deutsche DWS Municipal Trust, Deutsche DWS Portfolio Trust, Deutsche DWS Securities Trust, Deutsche DWS Tax Free Trust,
Deutsche DWS Variable Series I and Government Cash Management Portfolio. Mr. Perry is a Board Member of each other Trust.

[4]
Mr. Perry oversees 21 funds in the DWS Fund Complex as a Board Member of various Trusts. Mr. Perry is an Advisory Board
Member of various Trusts/Corporations comprised of 48 funds in the DWS Fund Complex.

[5]
As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons”
of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[6]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
[7]	Address: 875 Third Avenue, New York, NY 10022.
[8]	Address: 100 Summer Street, Boston, MA 02110.
[9]	Address: 5201 Gate Parkway, Jacksonville, FL 32256.
Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.
The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	| 27

VS2SMCV-2 (R-025829-12 2/23)

(b) Not applicable

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Ms. Catherine Schrand, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Deutsche DWS Variable Series II

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2022	$387,811	$0	$61,246	$0
2021	$408,222	$0	$67,461	$0

The above “Tax Fees” were billed for professional services rendered for tax preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2022	$0	$148,212	$0
2021	$0	$461,717	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2022	$61,246	$148,212	$0	$209,458
2021	$67,461	$461,717	$0	$529,178

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2021 and 2022 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue to act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY and EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any professionals who were part of the audit engagement team for the Fund or in the position to influence the audit engagement team for the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche DWS Variable Series II

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	2/15/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	2/15/2023

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	2/15/2023